ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated American Leaders Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year period from January 1, 1998 through December 31, 1998. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and the financial statements.

As a shareholder, your money has been at work in a diversified portfolio of leading American corporations. At the end of the reporting period, the fund's 85 stock holdings were diversified across 12 key business and industrial sectors. Many of the holdings-including Anheuser Busch, AT&T, Boeing, Exxon, General Motors, IBM, K Mart, Merck, and Wal-Mart-are household names.

In a strong and highly volatile stock market, the fund's portfolio produced a total return of 17.62%. 1 Contributing to the total return were income of $0.10 per share, capital gains of $1.25 per share, and a 10% increase in net asset value. The fund's net assets reached $418 million at the end of the reporting period.

Thank you for choosing Federated American Leaders Fund II as a diversified, professionally managed way to participate in the long-term growth potential of leading American companies. We hope you were pleased with the positive performance of your investment. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue

President

February 15, 1999

1 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

Management Discussion and Analysis

The year of 1998 was an extremely difficult year for active value managers. The Standard & Poor's 500 Index's ("S&P 500") 28.6% 1 return was dominated by a handful of ultra-large growth oriented Technology, Pharmaceutical and Telephone companies. The return for the average stock in the S&P 500, as measured by the equal-weighted S&P 500, was only 12.8%. This nearly 16% disparity between the average stock and the market itself is something the market has not experienced in the last 25 years. Small capitalization stocks provided negative returns for the year. Value stocks, due to cyclical concerns and weak commodity prices, returned 14.7% as measured by Standard & Poor's ("S&P") Value Index2 and 15.6% by the Russell 1000 Value Index.3 This is the worst relative performance for S&P Value versus S&P Growth since the inception of both indicies. In this difficult environment the fund delivered an annualized total return of 17.62%.4 This performance compares favorably to our mutual fund peers: the average Lipper Growth & Income Fund returned 15.61%5 and the average Morningstar Large-Cap Value Fund returned 12.0%.6 We are obviously not pleased with our relative performance versus the S&P 500, but given our investment style and market conditions the returns are not unreasonable. It is worth noting that historically, after periods of extremely narrow market leadership dominated by a handful of growth stocks, active value management has provided superior returns. Of course, past performance is not indicative of future results.

As mentioned above, leading sectors for the year were Technology, Communication Services, and Health Care. Lagging sectors included Basic Materials, Transportation, and Energy. Aiding relative performance for the year was favorable security performances in the Utilities (PECO Energy Co. and Public Service Enterprises Group, Inc.) and Basic Materials sector, and underweight in the poor performing Finance sector as well as strong performances by Sun Microsystems, Inc., Brunswick Corp., Viacom, Inc., Tricon Global Restaurants, Inc., and Wal-Mart Stores. More than offsetting these positive influences were underweight positions in the strong performing Technology, Communication Services, and Health Care sectors as well as unfavorable relative security performance in the Energy (Occidental Petroleum Corp. and Schlumberger Ltd.), Consumer Cyclicals (Toys 'R' Us, Inc., and Dillards, Inc.), Capital Goods (Deere & Co.) and Technology sectors.

1 The Standard & Poor's 500 Index, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. This index is unmanaged and actual investments cannot be made in an index.

2 The Standard & Poor's Value Index is an unmanaged index constructed by sorting the S&P 500 based on their price/book ratios, with the low price/book companies forming the value index and the high price/book companies making up the growth index.

3 The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

4 Performance quoted represents past performance and is not indicative of future performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper returns do not take sales charges into account.

6 Morningstar is a privately owned company that tracks the performance statistics of more than 8,000 U.S. registered mutual funds.

As we enter 1999, the markets are faced with numerous challenges. At a price-to-earnings ratio nearing 30 times, a price-to-book ratio north of 8 times and a dividend yield of 1.3%, the S&P 500 is in uncharted valuation territory for this point in any business cycle. Confidence in the demographically led "cult of equities" and the nirvana of low inflation seem to be outweighing fears of a deteriorating profit landscape and continued global political and economic turmoil. Given the "tulip bulb" like behavior of the Internet stocks and the market's ability to shake off some of the earnings disappointments provided by former super-cap global leaders, it appears that speculation has worked its way into the market. In this type of environment, we believe that our value disciplines- identifying leading companies which are temporarily out of favor and appear inexpensive relative to their history relative to the market as well as to their expected growth-should provide a more reasonable ride as rationality works its way back into the market.

GROWTH OF $10,000 INVESTED IN THE FEDERATED AMERICAN LEADERS FUND II

"Graphic representation "A" omitted.  See Appendix."

[Graphic]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1998 1 Year 17.62% Start of Performance (2/10/94) 20.73%

The graph above illustrates the hypothetical investment of $10,000 1 in the Federated American Leaders Fund II (the "Fund") from February 10, 1994 (start of performance) to December 31, 1998, compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Growth and Income Funds Average (LGIFA).3

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 1998



SHARES                                                                        VALUE

                COMMON STOCKS-98.9%
                BASIC MATERIALS-6.5%

      412,835   Archer-Daniels-Midland Co.                              $   7,095,602
      176,600   Barrick Gold Corp.                                          3,443,700
      264,700   Corn Products International, Inc.                           8,040,263
       32,000   Dow Chemical Co.                                            2,910,000
      127,000   Nucor Corporation                                           5,492,750
                TOTAL                                                      26,982,315
                CAPITAL GOODS-11.2%

      112,084   AMP, Inc.                                                   5,835,373
       42,000   Allied-Signal, Inc.                                         1,861,125
      208,900   Boeing Co.                                                  6,815,363
      105,798   Browning-Ferris Industries, Inc.                            3,008,631
      146,400   Crown Cork & Seal Co., Inc.                                 4,510,950
      119,500   Deere & Co.                                                 3,958,438
       72,500   Ingersoll-Rand Co.                                          3,402,969
       63,700   Johnson Controls, Inc.                                      3,758,300
       62,400   Philips Electronics N.V., ADR                               4,223,700
      162,700   Tenneco, Inc.                                               5,541,969
       84,500   Waste Management, Inc.                                      3,939,813
                TOTAL                                                      46,856,631
                COMMUNICATION SERVICES-4.2%

       66,000   AT&T Corp.                                                  4,966,500
      128,200   GTE Corp.                                                   8,333,000
       76,800   SBC Communications, Inc.                                    4,118,400
                TOTAL                                                      17,417,900
                CONSUMER CYCLICALS-11.0%

      125,400   Brunswick Corp.                                             3,103,650
      114,800   Cooper Tire & Rubber Co.                                    2,346,225
      140,500   Dillards, Inc., Class A                                     3,986,688
       77,600   General Motors Corp.                                        5,553,250
      264,100 1 K Mart Corp.                                                4,044,031
      161,600   Liz Claiborne, Inc.                                         5,100,500
      244,200   News Corp. Ltd., ADR                                        6,028,688

SHARES                                                                         VALUE

                COMMON STOCKS-continued

                CONSUMER CYCLICALS-CONTINUED

      169,100   Sherwin-Williams Co.                                    $   4,967,313
      383,400 1 Toys 'R' Us, Inc.                                           6,469,875
       55,400   Wal-Mart Stores, Inc.                                       4,511,638
                TOTAL                                                      46,111,858
                CONSUMER STAPLES-15.1%

      141,200   American Stores Co.                                         5,215,575
      101,300   Anheuser-Busch Cos., Inc.                                   6,647,813
      184,100   Kimberly-Clark Corp.                                       10,033,450
      148,000 1 King World Productions, Inc.                                4,356,750
      149,900   Philip Morris Cos., Inc.                                    8,019,650
      218,300   RJR Nabisco Holdings Corp.                                  6,480,781
       89,700 1 Tricon Global Restaurants, Inc.                             4,496,213
      280,400   UST, Inc.                                                   9,778,950
       68,000 1 Viacom, Inc., Class A                                       5,002,250
       44,000 1 Viacom, Inc., Class B                                       3,256,000
                TOTAL                                                      63,287,432
                ENERGY-9.3%

      141,600   Ashland, Inc.                                               6,849,900
      147,800   Diamond Offshore Drilling, Inc.                             3,501,013
       49,000   Exxon Corp.                                                 3,583,125
       44,500   Mobil Corp.                                                 3,877,063
      148,400   Occidental Petroleum Corp.                                  2,504,250
       48,500   Royal Dutch Petroleum Co., ADR                              2,321,938
      145,300   Schlumberger Ltd.                                           6,701,963
      108,900   Sunoco, Inc.                                                3,927,206
       43,000   Texaco, Inc.                                                2,273,625
      115,900   USX - Marathon Group                                        3,491,488
                TOTAL                                                      39,031,571
                FINANCIALS-13.3%

      435,000   ABB AB, ADR                                                 4,785,000
       99,700   Allstate Corp.                                              3,850,913
      113,600   Bear Stearns Cos., Inc.                                     4,245,800
       81,000   Boston Properties, Inc.                                     2,470,500
       91,500   CIGNA Corp.                                                 7,074,094

SHARES                                                                         VALUE

                COMMON STOCKS-continued

                FINANCIALS-CONTINUED

      205,200   CIT Group, Inc., Class A                               $    6,527,925
      256,721   Conseco, Inc.                                               7,846,036
       50,200   Lincoln National Corp.                                      4,106,988
       45,000   MBIA, Inc.                                                  2,950,313
       85,500   Marsh & McLennan Cos., Inc.                                 4,996,406
       54,000   Republic New York Corp.                                     2,460,375
      108,400   Washington Mutual, Inc.                                     4,139,525
                TOTAL                                                      55,453,875
                HEALTH CARE-7.0%

       86,000   Abbott Laboratories                                         4,214,000
       33,000   Bristol-Myers Squibb Co.                                    4,415,813
       27,200   Merck & Co., Inc.                                           4,017,100
      286,500 1 Oxford Health Plans, Inc.                                   4,261,688
      133,300   Pharmacia & Upjohn, Inc.                                    7,548,113
      113,200   United Healthcare Corp.                                     4,874,675
                TOTAL                                                      29,331,389
                TECHNOLOGY-11.1%

       52,300   Eastman Kodak Co.                                           3,765,600
      161,900   Electronic Data Systems Corp.                               8,135,475
      210,600   First Data Corp.                                            6,673,388
       29,300   International Business Machines Corp.                       5,413,175
       66,600   Motorola, Inc.                                              4,066,763
      159,600 1 Seagate Technology, Inc.                                    4,827,900
      168,600 1 Storage Technology Corp.                                    5,995,838
       90,000 1 Sun Microsystems, Inc.                                      7,706,250
                TOTAL                                                      46,584,389
                TRANSPORTATION-2.6%

      104,000   CNF Transportation, Inc.                                    3,906,500
       68,500   Canadian National Railway Co.                               3,553,438
      123,200   Ryder Systems, Inc.                                         3,203,200
                TOTAL                                                      10,663,138
                UTILITIES-7.6%

       88,000   Coastal Corp.                                               3,074,500
       95,400   Consolidated Natural Gas Co.                                5,151,600
      157,400   Entergy Corp.                                               4,899,062

SHARES OR

PRINCIPAL

AMOUNT                                                                         VALUE

                COMMON STOCKS-continued

                UTILITIES-CONTINUED

      124,600   Houston Industries, Inc.                                $   4,002,775
      145,700   P G & E Corp.                                               4,589,550
      148,800   PECO Energy Co.                                             6,193,800
       99,600   Public Service Enterprises Group, Inc.                      3,984,000
                TOTAL                                                      31,895,287
                TOTAL COMMON STOCKS (IDENTIFIED COST $345,805,186)        413,615,785
                REPURCHASE AGREEMENT-1.0% 2

  $ 4,070,000   Westdeutsche Landesbank Girozentrale, 4.90%, dated
                12/31/1998, due 1/4/1999 (AT AMORTIZED COST)                4,070,000
                TOTAL INVESTMENTS (IDENTIFIED COST $349,875,186) 3      $ 417,685,785


1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in joint accounts with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $350,365,937. The net unrealized appreciation of investments on a federal tax basis amounts to $67,319,848, which is comprised of $85,274,877 appreciation and $17,955,029 depreciation at December 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($418,211,719) at December 31, 1998.

The following acronym is used throughout this portfolio:

ADR -American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 1998




ASSETS:

Total investments in securities, at value (identified cost

$349,875,186 and tax cost $350,365,937)                                         $ 417,685,785
Income receivable                                                                     802,309
Receivable for investments sold                                                       281,516
TOTAL ASSETS                                                                      418,769,610
LIABILITIES:

Payable for investments purchased                                 $ 369,204
Payable for shares redeemed                                         151,452
Payable to Bank                                                       4,838
Payable for taxes withheld                                                3
Payable for portfolio accounting fees                                 7,115
Accrued expenses                                                     25,279
TOTAL LIABILITIES                                                                     557,891
Net Assets for 19,292,682 shares outstanding                                    $ 418,211,719
NET ASSETS CONSIST OF:
Paid in capital                                                                 $ 307,819,427
Net unrealized appreciation of investments                                         67,810,599
Accumulated net realized gain on investments                                       38,684,480
Undistributed net investment income                                                 3,897,213
TOTAL NET ASSETS                                                                $ 418,211,719
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER
SHARE:
$418,211,719 / 19,292,682 shares outstanding                                           $21.68


See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 1998



INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $61,639)                               $  6,855,026
Interest                                                                                265,122
TOTAL INCOME                                                                          7,120,148
EXPENSES:

Investment advisory fee                                          $ 2,758,350
Administrative personnel and services fee                            277,306
Custodian fees                                                        18,673
Transfer and dividend disbursing agent fees and expenses              22,167
Trustees' fees                                                         3,042
Auditing fees                                                         12,503
Legal fees                                                             3,717
Portfolio accounting fees                                             79,005
Share registration costs                                              23,987
Printing and postage                                                  32,942
Insurance premiums                                                     3,322
Miscellaneous                                                         16,566
TOTAL EXPENSES                                                     3,251,580
WAIVER:
Waiver of investment advisory fee                                   (29,986)
Net expenses                                                                          3,221,594
Net investment income                                                                 3,898,554
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain on investments and foreign currency
transactions                                                                         38,726,749
Net change in unrealized appreciation of investments                                 14,436,779
Net realized and unrealized gain on investments and foreign
currency transactions                                                                53,163,528
Change in net assets resulting from operations                                     $ 57,062,082


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets



YEAR ENDED DECEMBER 31                                                1998                 1997
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:

Net investment income                                             $    3,898,554       $   2,628,059
Net realized gain on investments and foreign currency
transactions ($39,177,380 and $20,467,415, respectively, as
computed for federal tax purposes)                                    38,726,749          20,429,655
Net change in unrealized appreciation on investments                  14,436,779          36,461,644
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                        57,062,082          59,519,358
DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income                              (1,591,758)         (1,147,286)
Distributions from net realized gains on investments and
foreign currency transactions                                        (20,469,565)         (3,728,320)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS

TO SHAREHOLDERS                                                      (22,061,323)         (4,875,606)
SHARE TRANSACTIONS:
Proceeds from sale of shares                                         115,497,228         148,786,787
Net asset value of shares issued to shareholders in payment

of distributions declared                                             22,060,601           4,876,320
Cost of shares redeemed                                              (60,142,932)        (44,727,260)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                77,414,897         108,935,847
Change in net assets                                                 112,415,656         163,579,599
NET ASSETS:

Beginning of period                                                  305,796,063         142,216,464
End of period (including undistributed net investment income
of $3,897,213 and $1,592,091, respectively)                       $  418,211,719       $ 305,796,063


See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a share outstanding throughout each period)



YEAR ENDED DECEMBER 31                                        1998          1997         1996         1995      1994 1

NET ASSET VALUE, BEGINNING OF PERIOD                         $19.63        $15.26       $12.80       $9.74     $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                          0.20          0.19         0.19        0.20       0.19
Net realized and unrealized gain (loss) on investments         3.20          4.64         2.54        3.06      (0.26)
TOTAL FROM INVESTMENT OPERATIONS                               3.40          4.83         2.73        3.26      (0.07)
LESS DISTRIBUTIONS

Distributions from net investment income                      (0.10)        (0.10)       (0.18)      (0.19)     (0.19)
Distributions in excess of net investment income 2                -             -            -       (0.01)         -
Distributions from net realized gain on investments and

foreign currency transactions                                 (1.25)        (0.36)       (0.09)          -          -
TOTAL DISTRIBUTIONS                                           (1.35)        (0.46)       (0.27)      (0.20)     (0.19)
NET ASSET VALUE, END OF PERIOD                               $21.68        $19.63       $15.26      $12.80      $9.74
TOTAL RETURN 3                                                17.62%        32.34%       21.58%      33.71%     (0.70%)

RATIOS TO AVERAGE NET ASSETS

Expenses                                                       0.88%         0.85%        0.85%       0.85%      0.54%  4
Net investment income                                          1.06%         1.18%        1.54%       2.03%      2.58%  4
Expense waiver/reimbursement 5                                 0.01%         0.09%        0.22%       1.36%     25.42%  4
SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                    $418,212      $305,796     $142,216     $48,514     $2,400
Portfolio turnover                                               58%           56%          90%         43%        32%


1 Reflects operations for the period from February 10, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (start of business) to January 31, 1994, the Fund had no investment activity.

2 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 1998

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated American Leaders Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The primary objective of the Fund is to achieve long-term growth of capital. The Fund's secondary objective is to provide income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency. The following reclassifications have been made to the financial statements.

           INCREASE/(DECREASE)

ACCUMULATED NET          UNDISTRIBUTED NET
REALIZED GAIN            INVESTMENT INCOME
$1,674                            $(1,674)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:



YEAR ENDED DECEMBER 31                                       1998           1997
Shares sold                                                   5,676,003      8,511,603
Shares issued to shareholders in payment of distributions
declared                                                      1,061,627        304,810
Shares redeemed                                              (3,023,452)    (2,560,144)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS                  3,714,178      6,256,269


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $47,855 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended December 31, 1998, the Fund was fully amortized.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998, were as follows:

Purchases   $269,760,262
Sales       $210,199,941

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED AMERICAN LEADERS FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated American Leaders Fund II (the "Fund") (a portfolio of the Federated Insurance Series) as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated American Leaders Fund II as of December 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Boston, Massachusetts
February 12, 1999

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

J. CHRISTOPHER DONAHUE

JAMES E. DOWD, ESQ.

LAWRENCE D. ELLIS, M.D.

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

MATTHEW S. HARDIN

Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

ANNUAL REPORT

[Graphic]

Federated American Leaders Fund II

Federated Insurance Series

ANNUAL REPORT
TO SHAREHOLDERS

December 31, 1998

 [Graphic]

Federated American Leaders Fund II

 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

 Cusip 313916405

G00843-01 (2/99)

[Graphic]

ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Utility Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year period from January 1, 1998 through December 31, 1998. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's utility holdings and the financial statements.

The fund is an attractive way to help your money earn dividend income, with some opportunities for growth, from an investment sector that supplies critical services to society. At the end of the reporting period, the fund's 83 common and preferred stock holdings were spread across the electric, telecommunication, natural gas and international utilities.

During the reporting period, Federated Utility Fund II produced a 13.95% total return through $0.13 per share in income, $0.81 per share in capital gains, and a 7% increase in net asset value. 1 On December 31, 1998, net assets reached $162 million.

Thank you for choosing Federated Utility Fund II as a diversified, professionally managed way to participate in the income and growth opportunities of companies that deliver essential utility services. Regardless of how foreign economic contagions may impact the U.S., utility stocks have a long tradition of generating strong earnings and dividends.

We hope you are pleased with the fund's performance. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue

President

February 15, 1999

1 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

Investment Review

The stock market rebounded sharply in the fourth quarter, and the Standard & Poor's 500 Index 1 ("S&P 500") closed with an unprecedented fourth straight year of gains in excess of 20%. The market environment has become speculative once again, with a mania over Internet stocks. In this environment, a conservative, value-oriented fund like the Federated Utility Fund II naturally will trail. Yet the fund returned 6.63% in the fourth quarter and 13.95%2 for the full year ended December 31, 1998. Given the fund's exceptionally low risk (a beta of 0.5),3 this return-and last year's total return of 26.63% are excellent on a risk-adjusted basis. The fund's 30-day SEC yield was 2.53% as of December 31, 1998.

Our current strategy is to emphasize companies that generate strong cash flow above their capital spending and dividend requirements and stocks with high dividend yields. Our favorite sectors are electric and gas utilities and Real Estate Investment Trusts ("REITs").

Earnings prospects for electric companies have continued to improve, in contrast to those of market leaders which had lower earnings in the third quarter. Electric companies are expected to produce more rapid earnings growth than the S&P 500 this year and next year for the first time in this decade. Cash flow is at record levels, and many companies are repurchasing their own stock, which adds to demand for electric shares. Many electric companies have new, dynamic executives that have personal financial incentives to produce higher profits and rising share prices. Further, industry deregulation is leading to consolidation and takeovers. In the past month, two of our largest holdings, Pacificorp and New England Electric, received takeover bids from British utilities at an average premium of 25% to their current stock prices. Finally, electric stocks are supported by excellent valuations: cash flow and price-to-earnings multiples that are only 40% and 60% of the S&P 500, and by dividend yields of 4.3% (compared to only 1.3% on the S&P 500). Our best performing electrics in the fund this year were PECO Energy and Montana Power, which returned 76% and 83%, respectively, as these companies responded aggressively to industry deregulation. The Standard & Poor's ("S&P") Electric Index 4 returned 1.3% in the fourth quarter and 15.5% for the full year.

1 The Standard & Poor's 500 Index is an unmanaged composite index of common stocks in industry, transportation, and financial and public utility companies, and can be used to compare the total returns of funds whose portfolios are invested primarily in common stocks. Investments cannot be made in an index.

2 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract. As of December 31, 1998, the fund's one-year and since inception (4/14/94) annualized total returns were 13.95% and 14.42%, respectively.

3 Beta analyzes the market risk of a fund by showing how responsive the fund is to the market. The beta of the market is 1.00. Accordingly, the fund with a 1.0 beta is expected to perform 10% better than the market in up markets and 10% worse in down markets. Usually higher betas represent riskier investments.

4 The S&P Electric Index and the S&P Natural Gas Index are unmanaged market cap-weighted indicies of common stocks in natural gas and electric utility companies.

Natural gas companies are appealing to us because the leading companies have irreplaceable assets, and gas demand is rising while supply likely will be constrained. Gas is the "fuel of choice" for new power generating plants because it is clean, efficient, and domestic. Advances in gas turbines and accelerated construction of new generating plants are positive for demand while the gas-producing capacity of Canada and the Gulf of Mexico is slipping. Gas stocks also benefit from "convergence," as electric and gas companies merge to form broad providers of energy services in a deregulating market. Gas companies are ripe for takeovers, and a number of local gas distributors have been acquired this year at premiums of at least 20%. Enron, perhaps the dominant diversified gas company in the world, was our top gas performer this year with a 40% total return. The S&P Natural Gas Index 4 returned 4.4% in the fourth quarter and 9.6% for the full year.

Telecommunications stocks, which benefit from surging demand for high- margin services (such as voice mail and caller id) and growth in Internet usage, rose to an astounding 28.2% in the fourth quarter and 52.4% for the full year. Mergers and acquisitions have swept this sector as well. AT&T is buying a cable company, TCI. Bell Atlantic and GTE plan to merge, and Worldcom completed its merger of MCI. MCI Worldcom was our top performer, up 111% for the full year. Despite the impressive growth prospects for the group, we are concerned about the sharp run up in the stocks and their historically high valuations.

Foreign utility returns 5 were quite divergent, with European telecom stocks particularly strong as deregulation began in Europe. Our largest foreign holdings, Telecom Italia and Veba (a German electric utility), are quite undervalued based on earnings and assets. The fund has 5% of its assets in foreign utilities.

Among non-utilities, REITs (7% of the fund) seem exceptionally attractive. They trailed the S&P 500 return by more than 40% in 1998 and are extremely undervalued on earnings, dividend yield, and asset value. We favor apartment and office/industrial REITs. Our top performer was Apartment Investment & Management, which returned 7%.

Our strategy remains value-oriented and conservative. The higher the stock market gets, the more conservative our strategy becomes. This may not be in vogue amid Internet mania, but we believe that this strategy is prudent to help preserve and enhance the value of our shareholders' capital.

5 Utility securities are interest rate sensitive and a rise in interest rates can cause their value to fall. Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

GROWTH OF $10,000 INVESTED IN THE FEDERATED UTILITY FUND II

"Graphic representation "B" omitted.  See Appendix."

[Graphic]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1998
1 Year                           13.95%

Start of Performance (2/10/94)   14.42%

The graph above illustrates the hypothetical investment of $10,000 2 in the Federated Utility Fund II (the "Fund") from February 10, 1994 (start of performance) to December 31, 1998, compared to the Standard and Poor's Communication Services Index (SPCSX),3 the Standard and Poor's 500 Index (S&P
500)3 and the Standard and Poor's Utility Index (SPUX). 3

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The SPCSX began its performance on 7/1/96. The index has been assigned a beginning value of $12,545, the value of the Fund on 7/1/96.

2 The Fund's performance assumes the reinvestment of all dividends and distributions. The SPCSX, the S&P 500 and the SPUX have been adjusted to reflect reinvestment of dividends on securities in the indices.

3 The Fund has elected to change the benchmark index from the S&P 500 to the SPCSX. The SPCSX is more representative of the securities in which the fund invests. The SPCSX, the S&P 500 and the SPUX are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

Portfolio of Investments

December 31, 1998



                                      VALUE

                COMMON STOCKS-89.8%

                BASIC MATERIALS-2.2%

       63,700   Barrick Gold Corp.                                              $   1,242,150
      166,300   USEC, Inc.                                                          2,307,413
                TOTAL                                                               3,549,563
                COMMUNICATION SERVICES-16.3%

       46,000   AT&T Corp.                                                          3,461,500
       16,000   Alltel Corp.                                                          957,000
       28,000   Ameritech Corp.                                                     1,774,500
       60,700   Bell Atlantic Corp.                                                 3,217,100
       29,000   BellSouth Corp.                                                     1,446,375
       69,700   Cincinnati Bell, Inc.                                               2,038,213
       54,000   GTE Corp.                                                           3,510,000
       25,717   MCI Worldcom, Inc.                                                  1,845,195
       42,272   SBC Communications, Inc.                                            2,266,836
       29,300   Sprint Corp.                                                        2,464,863
      186,000   Telecom Italia SPA                                                  1,586,138
       27,500   U.S. West, Inc.                                                     1,777,188
                TOTAL                                                              26,344,908
                FINANCIALS-6.8%

       24,500   Apartment Investment & Management Co., Class A                        911,094
       30,000   Archstone Communities Trust                                           607,500
       20,449   Avalonbay Communities, Inc.                                           700,378
       12,900   Boston Properties, Inc.                                               393,450
       38,300   Brandywine Realty Trust                                               684,613
       36,700   Camden Property Trust                                                 954,200
       26,500   Duke Realty Investments, Inc.                                         616,125
       24,900   Equity Office Properties Trust                                        597,600
       17,900   Equity Residential Properties Trust                                   723,831
       54,300   First Industrial Realty Trust, Inc.                                 1,455,919

SHARES                                                                              VALUE

                COMMON STOCKS-continued

                FINANCIALS-CONTINUED

       48,600   HRPT Properties Trust                                          $      683,438
       29,700   Liberty Property Trust                                                731,363
       18,900   Post Properties, Inc.                                                 726,469
       35,400   Prentiss Properties Trust                                             789,863
       21,500   Prologis Trust                                                        446,125
                TOTAL                                                              11,021,968
                UTILITIES-64.5%

       46,400   AGL Resources, Inc.                                                 1,070,100
       79,000   BEC Energy                                                          3,253,813
       63,400   CMS Energy Corp.                                                    3,070,938
       54,500   Central & South West Corp.                                          1,495,344
       25,550   Columbia Energy Group                                               1,475,513
       58,300   Consolidated Natural Gas Co.                                        3,148,200
       84,200   DQE, Inc.                                                           3,699,538
       70,100   Dominion Resources, Inc.                                            3,277,175
       13,500   Duke Energy Corp.                                                     864,844
      152,900   Edison International                                                4,262,088
      109,000   El Paso Energy Corp.                                                3,794,563
        9,390   Electricidade de Portugal SA, ADR                                     418,442
       14,800   Endesa SA, ADR                                                        399,600
       60,616   Enron Corp.                                                         3,458,901
       65,300   Entergy Corp.                                                       2,032,463
       24,600   Equitable Resources, Inc.                                             716,475
       36,400   FPL Group, Inc.                                                     2,243,150
       76,500   FirstEnergy Corp.                                                   2,491,031
       66,200   Florida Progress Corp.                                              2,966,588
       83,500   Houston Industries, Inc.                                            2,682,438
       71,400   Illinova Corp.                                                      1,785,000
       18,400   K N Energy, Inc.                                                      669,300

SHARES                                                                               VALUE

                COMMON STOCKS-continued

                UTILITIES-CONTINUED

      123,900   Keyspan Energy Corp.                                           $    3,840,900
      133,000   MCN Energy Group, Inc.                                              2,535,313
       31,500   Montana Power Co.                                                   1,781,719
       88,000   NIPSCO Industries, Inc.                                             2,678,500
       39,000   National Fuel Gas Co.                                               1,762,313
       65,400   New England Electric System                                         3,147,375
      132,300   Niagara Mohawk Power Corp.                                          2,133,338
       91,500   OGE Energy Corp.                                                    2,653,500
       67,200   P G & E Corp.                                                       2,116,800
      150,600   Pacificorp                                                          3,172,013
       81,100   PECO Energy Co.                                                     3,375,788
       24,900   Pinnacle West Capital Corp.                                         1,055,138
       91,900   Potomac Electric Power Co.                                          2,418,119
       21,390   PowerGen PLC, ADR                                                   1,144,365
       70,900   Public Service Enterprises Group, Inc.                              2,836,000
       50,500   Puget Sound Energy, Inc.                                            1,407,688
       65,600   Questar Corp.                                                       1,271,000
       31,700   Rochester Gas & Electric Corp.                                        990,625
       67,400   SCANA Corp.                                                         2,173,650
      124,500   Sempra Energy                                                       3,159,188
       73,900   Sonat, Inc.                                                         1,999,919
       48,300   Southern Co.                                                        1,403,719
       58,100   TECO Energy, Inc.                                                   1,637,694
       56,000   UGI Corp.                                                           1,330,000
       26,300   Utilicorp United, Inc.                                                964,881
       20,200   Veba AG, ADR                                                        1,209,475
       14,400   Washington Gas Light Co.                                              390,600
       23,200   Williams Cos., Inc. (The)                                             723,541
                TOTAL                                                             104,588,665
                TOTAL COMMON STOCKS (IDENTIFIED COST $123,309,592)                145,505,104

SHARES OR

PRINCIPAL

AMOUNT                                                                              VALUE

                PREFERRED STOCKS-3.6%
                CONSUMER CYCLICALS-0.6%

       35,500 2 Intermedia Communications, Inc., Conv. Pfd., $1.75             $      505,875
       29,000   Intermedia Communications, Inc., Cumulative Conv. Pfd.,
                Series E, $1.75                                                       529,250
                TOTAL                                                               1,035,125
                UTILITIES-3.0%

       65,700   K N Energy, Inc., Conv. Pfd., $3.55                                 2,467,856
       43,200   Texas Utilities Co., Cumulative PRIDES, $4.63                       2,435,400
                TOTAL                                                               4,903,256
                TOTAL PREFERRED STOCKS (IDENTIFIED COST $6,203,400)                 5,938,381
                CORPORATE BOND-1.3%

                FINANCIALS-1.3%

  $ 1,955,000 2 Bell Atlantic Financial Services, Inc., Conv. Bond, 5.75%,
                4/1/2003 (IDENTIFIED COST $2,004,056)                               2,029,173
                REPURCHASE AGREEMENT-4.8% 1

    7,810,000   Westdeutsche Landesbank Girozentrale, 4.90%, dated

                12/31/1998, due 1/4/1999 (AT AMORTIZED COST)                        7,810,000
                TOTAL INVESTMENTS (IDENTIFIED COST $139,327,048) 3              $ 161,282,658


1 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in joint account with other Federated funds.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At December 31, 1998, these securities amounted to $2,535,048 which represents 1.6% of net assets.

3 The cost of investments for federal tax purposes amounts to $139,560,571. The net unrealized appreciation of investments on a federal tax basis amounts to $21,722,087, which is comprised of $25,279,481 appreciation and $3,557,394 depreciation at December 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($162,037,822) at December 31, 1998.

The following acronyms are used throughout this portfolio:

ADR    -American Depositary Receipt

PRIDES -Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 1998




ASSETS:

Total investments in securities, at value (identified cost
$139,327,048

and tax cost $139,560,571)                                                        $ 161,282,658
Cash                                                                                     18,454
Income receivable                                                                       514,742
Receivable for investments sold                                                       1,266,190
Receivable for shares sold                                                              268,532
TOTAL ASSETS                                                                        163,350,576
LIABILITIES:

Payable for investments purchased                                 $ 1,172,188
Payable for shares redeemed                                           106,383
Payable for taxes withheld                                                496
Accrued expenses                                                       33,687
TOTAL LIABILITIES                                                                     1,312,754
Net Assets for 10,613,148 shares outstanding                                      $ 162,037,822
NET ASSETS CONSIST OF:
Paid in capital                                                                   $ 128,277,019
Net unrealized appreciation of investments and translation
of assets and liabilities in foreign currency                                        21,955,815
Accumulated net realized gain on investments and foreign
currency translations                                                                 7,764,629
Undistributed net investment income                                                   4,040,359
TOTAL NET ASSETS                                                                  $ 162,037,822
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER
SHARE:
$162,037,822 / 10,613,148 shares outstanding                                             $15.27


See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 1998



INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $6,085)                                $  4,693,441
Interest                                                                                501,171
TOTAL INCOME                                                                          5,194,612
EXPENSES:

Investment advisory fee                                          $   944,508
Administrative personnel and services fee                            125,002
Custodian fees                                                        13,490
Transfer and dividend disbursing agent fees and expenses              27,445
Directors'/Trustees' fees                                              2,462
Auditing fees                                                         12,597
Legal fees                                                             2,896
Portfolio accounting fees                                             44,115
Share registration costs                                              17,708
Printing and postage                                                  40,346
Insurance premiums                                                     2,693
Miscellaneous                                                         18,794
TOTAL EXPENSES                                                     1,252,056
WAIVER:
Waiver of investment advisory fee                                    (82,754)
Net expenses                                                                          1,169,302
Net investment income                                                                 4,025,310
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain on investments and foreign currency
transactions                                                                          7,834,265
Net change in unrealized appreciation of investments and
translation of assets and liabilities in foreign currency                             5,882,380
Net realized and unrealized gain on investments and foreign
currency transactions                                                                13,716,645
Change in net assets resulting from operations                                     $ 17,741,955


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets



YEAR ENDED DECEMBER 31                                              1998                1997
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                             $   4,025,310       $   2,632,049
Net realized gain on investments and foreign currency
transactions ($7,999,119 and $6,250,253, respectively, as
computed for federal tax purposes)                                    7,834,265           6,203,822
Net change in unrealized appreciation of investments and

translation of assets and liabilities in foreign currency             5,882,380          11,041,239
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                       17,741,955          19,877,110
DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income                             (1,023,584)         (1,688,915)
Distributions from net realized gains on investments and
foreign currency transactions                                        (6,251,285)         (1,464,468)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS

TO SHAREHOLDERS                                                      (7,274,869)         (3,153,383)
SHARE TRANSACTIONS:
Proceeds from sale of shares                                         71,820,125          37,584,111
Net asset value of shares issued to shareholders in payment

of distributions declared                                             7,274,865           3,153,380
Cost of shares redeemed                                             (31,986,413)        (16,556,595)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS               47,108,577          24,180,896
Change in net assets                                                 57,575,663          40,904,623
NET ASSETS:

Beginning of period                                                 104,462,159          63,557,536
End of period (including undistributed net investment income
of $4,040,359 and $1,023,047, respectively)                       $ 162,037,822       $ 104,462,159


See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a share outstanding throughout each period)



YEAR ENDED DECEMBER 31                                        1998          1997          1996         1995         1994   1
NET ASSET VALUE, BEGINNING OF PERIOD                            $14.29        $11.81       $11.03       $ 9.29      $ 9.48
INCOME FROM
INVESTMENT OPERATIONS:

Net investment income                                             0.37          0.40         0.42         0.45        0.34
Net realized and unrealized gain (loss) on investments and
foreign currency                                                  1.55          2.62         0.82         1.74       (0.19)
TOTAL FROM INVESTMENT OPERATIONS                                  1.92          3.02         1.24         2.19        0.15
LESS DISTRIBUTIONS:

Distributions from net investment income                         (0.13)        (0.28)       (0.41)       (0.45)      (0.34)
Distributions from net realized gain on investments and
foreign currency transactions                                    (0.81)        (0.26)       (0.05)           -           -
TOTAL DISTRIBUTIONS                                              (0.94)        (0.54)       (0.46)       (0.45)      (0.34)
NET ASSET VALUE, END OF PERIOD                                  $15.27        $14.29       $11.81       $11.03      $ 9.29
TOTAL RETURN 2                                                   13.95%        26.63%       11.56%       24.18%       1.12%

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                          0.93%         0.85%        0.85%        0.85%       0.60% 3
Net investment income                                             3.20%         3.41%        3.92%        4.62%       4.77% 3
Expense waiver/reimbursement 4                                    0.07%         0.27%        0.51%        2.24%      54.83% 3
SUPPLEMENTAL DATA
Net assets, end of period

(000 omitted)                                                 $162,038      $104,462      $63,558      $29,679        $974
Portfolio turnover                                                  84%           95%          63%          62%         73%


1 Reflects operations for the period from April 14, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (start of business) to April 13, 1994, net investment income was distributed to the Fund's adviser.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 1998

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Utility Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed foreign and domestic corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for foreign currency. The following reclassifications have been made to the financial statements.

                INCREASE/(DECREASE)

                  ACCUMULATED NET      UNDISTRIBUTED NET
PAID-IN CAPITAL   REALIZED GAIN        INVESTMENT INCOME
$995              $(16,581)            $15,586

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 1998, the Fund had no outstanding foreign currency commitments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at December 31, 1998 is as follows:



SECURITY                                             ACQUISITION DATE          ACQUISITION COST
Bell Atlantic Financial Services, Inc., Conv. Bond   2/13/1998 - 8/27/1998           $2,004,056
Intermedia Communications, Inc., Conv. Pfd.          12/04/1998 - 12/18/1998            580,363


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:



YEAR ENDED DECEMBER 31                                       1998           1997
Shares sold                                                   5,060,316      2,992,224
Shares issued to shareholders in payment of distributions
declared                                                        513,037        267,672
Shares redeemed                                              (2,272,128)    (1,330,203)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS                  3,301,225      1,929,693


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $49,266 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended December 31, 1998, the Fund was fully amortized.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 1998, were as follows:

Purchases     $ 142,871,044
Sales         $  98,686,368

RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 1998, the diversification of non-U.S. countries was as follows:

                      PERCENTAGE OF

COUNTRY                 NET ASSETS
Canada                     0.8%
Germany                    0.7%
Italy                      1.0%
Portugal                   0.3%
Spain                      0.2%
United Kingdom             0.7%

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED UTILITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Utility Fund II (the "Fund") (a portfolio of the Federated Insurance Series) as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Utility Fund II as of December 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Boston, Massachusetts
February 12, 1999

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

J. CHRISTOPHER DONAHUE

JAMES E. DOWD, ESQ.

LAWRENCE D. ELLIS, M.D.

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

MATTHEW S. HARDIN

Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

ANNUAL REPORT

[Graphic]

Federated Utility Fund II

Federated Insurance Series

ANNUAL REPORT
TO SHAREHOLDERS

December 31, 1998

[Graphic]
Federated Utility Fund II

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

1-800-341-7400

WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor
Cusip 313916108

G00845-01 (2/99)

[Graphic]

ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Fund for U.S. Government Securities II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year period from January 1, 1998 through December 31, 1998. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's government bond holdings and the financial statements.

To help your money pursue an attractive level of income, Federated Fund for U.S. Government Securities II invests primarily in short- to intermediate- term U.S. government mortgage-backed securities and U.S. Agency and Treasury notes and bonds.

In a positive environment for bonds, the fund produced a net total return of 7.66%. 1 Contributing to the total return was a dividend stream that totaled $0.18 per share, a modest capital gain totaling $0.01 per share and a 6% increase in net asset value. On December 31, 1998, net assets reached $111 million.

Thank you for choosing Federated Fund for U.S. Government Securities II as a diversified, professionally managed way to pursue income opportunities through government bonds. We will continue to keep you up-to-date on your progress. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue
President
February 15, 1999

1 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

Investment Review

Federated Fund for U.S. Government Securities II, a portfolio of Federated Insurance Series, provides shareholders with a professionally managed portfolio of U.S. government securities. The fund is managed for specific maturity levels according to management's assumptions of market risk and volatility. Current investment strategy emphasizes a diversified range of U.S. government and agency mortgage securities with coupons averaging 6.71% and a weighted average effective duration of 3.53 years.

The U.S. Treasury market put in awesome performance in 1998, as the sector outperformed other major fixed income asset classes. The key factors driving the performance of U.S. Treasurys in 1998 were reductions in Treasury supply due to the first budget surplus in close to 30 years, declining commodity prices, emerging market contagion, and heightened liquidity premiums. While the U.S. economy continued to post strong growth in 1998, the overall performance and shape of the U.S. Treasury yield curve were driven by events taking place in other markets. In the first ten days of 1998, the yield curve spread between 2- and 30-year U.S. Treasurys steepened from 28 to 56 basis points as the yield on the 2-year Treasury declined by 45 basis points. Factors that drove the decline were the focus by the bond market on the Asian crisis, talk of deflation, and a declining stock market. Lower interest rates proved to be temporary as investors quickly realized that the interest rate rally was ahead of the facts. As a result, the short end of the yield curve retraced the majority of the earlier interest rate declines and the yield curve flattened. The turning point for investors was the spreading of the emerging market crisis to Russia and Latin America. As this crisis unfolded, investors favored the most liquid U.S. Treasury securities available and avoided all other fixed income asset classes. This risk aversion drove U.S. Treasury rates to levels not seen in a generation and spreads on non-U.S. Treasury assets to their widest point in 10 years. At the peak of this turmoil, the yield on the 30-year U.S. Treasury reached a low of 4.71%. During this period, the Federal Reserve Board eased 75 basis points over a three-month time period to provide stability to the capital markets. As the markets stabilized, there was a partial reversal of the flight to quality activity, and the U.S. Treasury market gave back some of the gains.

The interest rate strategy of the fund during the reporting period was to remain duration neutral to a blend of the Lehman Brothers Government and Mortgage Indices. 1 The allocation to mortgage securities continues to emphasize the Government National Mortgage Association ("GNMA") sector. The overweight in the GNMA sector is in new origination higher coupon securities. The reason for this overweight is due to the underlying characteristics of the GNMA borrower. The GNMA borrower tends to be slow to take advantage of refinancing due to income constraints and the inability to finance the up-front costs. During 1998, prepayments for current and premium GNMA securities have averaged 15-25% slower than comparable conventional securities. The conventional allocation favors the current coupon sector due to their greater liquidity and the potential for attractive dollar roll opportunities. The U.S. government allocation continues to overweight agency debentures relative to U.S. Treasurys.

During the annual reporting period, the fund produced a net total rate of return of 7.66% 2 compared to a 7.91% return on a blend of the Lehman Brothers Government and Mortgage Indices.

1 The Lehman Brothers Government Index includes the Treasury and Agency Indices. The Treasury component includes public obligations of the U.S. Treasury that have remaining maturities of more than one year. The Agency component includes both callable and noncallable agency securities. This includes publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The Mortgage Index covers the mortgage-backed pass-through securities of GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association), and FHLMC (Federal Home Loan Mortgage Corporation). These three indices are unmanaged and investments cannot be made in these indices.

2 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT
SECURITIES II

"Graphic representation "C" omitted.  See Appendix."

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED
DECEMBER 31, 1998
1 Year                                     7.66%
Start of Performance (3/28/94)             6.66%

The graph above illustrates the hypothetical investment of $10,000 1 in the Federated Fund for U.S. Government Securities II (the "Fund") from March 28, 1994 (start of performance) to December 31, 1998, compared to the Lehman Brothers 5 Year Treasury Bellwether Index (LB5TB),2 Lehman Brothers Government/Mortgage-Backed Index (LBGM),2 and the Lipper U.S.

Mortgage Funds Average (LUSMFA).3

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5TB and the LUSMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LB5TB and the LBGM are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged.

3 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 1998


PRINCIPAL

AMOUNT                                                                                      VALUE

                   INTERMEDIATE-TERM U.S. GOVERNMENT OBLIGATIONS-15.0%

  $  1,000,000     Federal Farm Credit Bank, 7.35%, 3/24/2005                      $    1,111,010
       900,000     Federal Farm Credit Bank, 9.00%, 3/7/2000                              942,075
     6,500,000     Federal Home Loan Bank System, 5.50%, 7/14/2000 - 1/21/2003          6,573,591
     1,000,000     Federal Home Loan Bank System, 5.53%, 1/15/2003                      1,014,970
     2,500,000     Federal Home Loan Bank System, 5.905%, 3/27/2008                     2,595,100
       750,000     Federal Home Loan Bank System, 6.185%, 5/6/2008                        794,055
     1,500,000     Federal Home Loan Bank System, 6.285%, 6/26/2000                     1,527,845
     1,000,000     Federal Home Loan Bank System, 6.83%, 7/17/2001                      1,045,870
     1,000,000     Federal Home Loan Bank System, 7.66%, 7/20/2004                      1,116,250
                   TOTAL INTERMEDIATE-TERM U.S. GOVERNMENT OBLIGATIONS

                   (IDENTIFIED COST $16,328,689)                                       16,720,766
                   LONG-TERM U.S. GOVERNMENT OBLIGATIONS-66.2%

                   FEDERAL HOME LOAN MORTGAGE CORPORATION-18.6%

     4,750,000   1 6.00%, (15 Year) 1/1/13                                              4,766,293
     3,497,644     6.00%, 8/1/28 - 11/1/28                                              3,456,092
     5,443,435     6.50%, 5/1/24 - 10/1/28                                              5,483,032
       951,750     7.00%, (15 Year) 8/1/13                                                972,869
     1,925,742     7.00%, 8/1/28                                                        1,964,854
     2,748,174     7.50%, 11/1/27 - 12/1/27                                             2,825,711
       851,556     8.00%, 10/1/27 - 1/1/28                                                881,096
       361,781     9.00%, 2/1/25 - 5/1/25                                                 382,360
                   TOTAL                                                               20,732,307
                   FEDERAL NATIONAL MORTGAGE ASSOCIATION-22.9%

     2,860,000   1 6.00%, (15 Year) 2/1/14                                              2,866,263
     4,923,207     6.50%, (15 Year) 4/1/13 - 12/1/13                                    4,990,901
     7,804,998     6.50%, 10/1/27 - 12/1/28                                             7,860,228
     5,281,636   1 7.00%, 2/1/24 - 1/1/29                                               5,389,399
     2,169,164     7.50%, 11/1/22 - 8/1/28                                              2,228,723
     1,803,174     8.00%, 10/1/27 - 12/1/27                                             1,867,403
       300,368     10.00%, 2/1/25                                                         327,308
                   TOTAL                                                               25,530,225
                   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-24.7%

       281,837     6.00%, 9/15/28                                                         279,371
     5,138,614     6.50%, 12/15/23 - 10/20/28                                           5,189,407

PRINCIPAL

AMOUNT                                                                                      VALUE

                   LONG-TERM U.S. GOVERNMENT OBLIGATIONS-continued

                   GOVERNMENT NATIONAL MORTGAGE ASSOCATION-CONTINUED

  $ 13,779,836     7.00%, 10/15/23 - 11/15/28                                      $   14,094,748
     4,564,099     7.50%, 2/15/28 - 9/15/28                                             4,708,142
     1,843,630     8.00%, 9/15/17 - 2/15/28                                             1,921,781
       443,461     8.50%, 10/15/22                                                        472,423
       717,888     9.50%, 11/15/16                                                        778,011
                   TOTAL                                                               27,443,883
                   TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS
                   (IDENTIFIED COST $73,344,375)                                       73,706,415
                   SHORT-TERM U.S. GOVERNMENT OBLIGATIONS-9.0% 2
     2,750,000     Federal Home Loan Bank System Discount Notes, 5.08%,

                   1/20/1999                                                            2,743,923
     7,360,000     Federal Home Loan Mortgage Corp. Discount Notes, 5.02% -
                   5.06%, 1/14/1999 - 2/18/1999                                         7,334,416
                   TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS
                   (IDENTIFIED COST $10,075,262)                                       10,078,339
                   U.S. TREASURY OBLIGATIONS-17.1%

     1,100,000     United States Treasury Bonds, 6.00%, 2/15/2026                       1,200,166
     2,250,000     United States Treasury Bonds, 6.125%, 11/15/2027                     2,519,775
     1,600,000     United States Treasury Bonds, 8.00%, 11/15/2021                      2,141,056
       900,000     United States Treasury Bonds, 9.25%, 2/15/2016                       1,291,491
       690,000     United States Treasury Bonds, 11.25%, 2/15/2015                      1,140,722
       880,000     United States Treasury Notes, 5.375%, 2/15/2001                        894,538
     1,700,000     United States Treasury Notes, 5.50%, 3/31/2000                       1,717,527
     1,600,000     United States Treasury Notes, 5.625%, 5/15/2008                      1,705,984
     1,700,000     United States Treasury Notes, 5.75%, 11/15/2000                      1,735,207
     3,450,000     United States Treasury Notes, 6.25%, 2/28/2002 - 6/30/2002           3,622,465
     1,000,000     United States Treasury Notes, 6.625%, 3/31/2002                      1,058,439
                   TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $17,982,363)       19,027,370
                   REPURCHASE AGREEMENT-3.5% 3

     3,875,000     Westdeutsche Landesbank Girozentrale, 4.90%, dated

                   12/31/1998, due 1/4/1999 (AT AMORTIZED COST)                         3,875,000
                   TOTAL INVESTMENTS (IDENTIFIED COST $121,605,689) 4                $123,407,890


1 These securities are subject to dollar-roll transactions.

2 Securities held as collateral for future dollar-roll transactions.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in joint accounts with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $121,605,689. The net unrealized appreciation of investments on a federal tax basis amounts to $1,802,201, which is comprised of $1,882,353 appreciation and $80,152 depreciation at December 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($111,350,454) at December 31, 1998.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 1998


ASSETS:
Total investments in securities, at value (identified and tax cost $121,605,689)                 $ 123,407,890
Cash                                                                                                     3,305
Income receivable                                                                                      941,805
Receivable for shares sold                                                                             357,592
TOTAL ASSETS                                                                                       124,710,592
LIABILITIES:

Payable for dollar roll transactions                                           $  13,267,743
Payable for shares redeemed                                                           74,552
Accrued expenses                                                                      17,843
TOTAL LIABILITIES                                                                                   13,360,138
Net Assets for 9,990,998 shares outstanding                                                      $ 111,350,454
NET ASSETS CONSIST OF:
Paid in capital                                                                                  $ 103,956,481
Net unrealized appreciation of investments                                                           1,802,201
Accumulated net realized gain on investments                                                           919,156
Undistributed net investment income                                                                  4,672,616
TOTAL NET ASSETS                                                                                 $ 111,350,454
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
$111,350,454 / 9,990,998 shares outstanding                                                             $11.15


See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 1998


INVESTMENT INCOME:
Interest (net of dollar roll expense of $385,702)                            $ 5,413,513
EXPENSES:

Investment advisory fee                                      $ 516,404
Administrative personnel and services fee                      125,000
Custodian fees                                                   5,032
Transfer and dividend disbursing agent fees and expenses        11,486
Directors'/Trustees' fees                                        2,155
Auditing fees                                                   12,691
Legal fees                                                       3,050
Portfolio accounting fees                                       42,345
Share registration costs                                        21,586
Printing and postage                                            34,710
Insurance premiums                                               2,843
Taxes                                                              254
Miscellaneous                                                   23,994
TOTAL EXPENSES                                                 801,550
WAIVER:

Waiver of investment advisory fee                              (68,594)
Net expenses                                                                     732,956
Net investment income                                                          4,680,557
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments                                                 919,660
Net change in unrealized appreciation of investments                             535,278
Net realized and unrealized gain on investments                                1,454,938
Change in net assets resulting from operations                               $ 6,135,495


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


YEAR ENDED DECEMBER 31                                                     1998                1997
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:

Net investment income                                             $   4,680,557       $   2,779,758
Net realized gain on investments ($919,638 and $181,810,
respectively, as computed for federal tax purposes)                     919,660             181,810
Net change in unrealized appreciation                                   535,278           1,068,779
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                        6,135,495           4,030,347
DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income                             (1,184,475)         (1,612,272)
Distributions from net realized gains                                   (52,421)                  -
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS

TO SHAREHOLDERS                                                      (1,236,896)         (1,612,272)
SHARE TRANSACTIONS:
Proceeds from sale of shares                                         92,242,565          44,186,152
Net asset value of shares issued to shareholders in payment

of distributions declared                                             1,236,865           1,612,207
Cost of shares redeemed                                             (50,126,525)        (20,082,031)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS               43,352,905          25,716,328
Change in net assets                                                 48,251,504          28,134,403
NET ASSETS:

Beginning of period                                                  63,098,950          34,964,547
End of period (including undistributed net investment income
of $4,672,616 and $1,236,536, respectively)                       $ 111,350,454       $  63,098,950


See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a share outstanding throughout each period)


YEAR ENDED DECEMBER 31                                       1998        1997        1996         1995       1994 1
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.54      $10.09      $10.29       $ 9.99     $ 9.99
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                        0.44        0.58        0.59         0.54       0.27
Net realized and unrealized gain (loss) on investments       0.36        0.26       (0.18)        0.30          -
TOTAL FROM INVESTMENT OPERATIONS                             0.80        0.84        0.41         0.84       0.27
LESS DISTRIBUTIONS:

Distributions from net investment income                    (0.18)      (0.39)      (0.57)       (0.54)     (0.27)
Distributions from net realized gain on investment          (0.01)          -       (0.04)           -          -
TOTAL DISTRIBUTIONS                                         (0.19)      (0.39)      (0.61)       (0.54)     (0.27)
NET ASSET VALUE, END OF PERIOD                             $11.15      $10.54      $10.09       $10.29     $ 9.99
TOTAL RETURN 2                                               7.66%       8.58%       4.20%        8.77%      2.62%

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                     0.85%       0.80%       0.80%        0.80%      0.48% 3
Net investment income                                        5.44%       5.98%       6.00%        6.00%      3.99% 3
Expense waiver/reimbursement 4                               0.08%       0.45%       1.01%        4.81%     32.83% 3
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                  $111,350     $63,099     $34,965      $12,264     $1,244
Portfolio turnover                                             99%         73%         97%          65%         0%


1 Reflects operations for the period from March 29, 1994 (date of initial public investment) to December 31,1994. For the period from December 8, 1993 (start of business), to March 28, 1994, net investment income was distributed to the Fund's adviser.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 1998

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. goverment securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short- term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:


YEAR ENDED DECEMBER 31                                                     1998           1997
Shares sold                                                           8,487,195      4,326,667
Shares issued to shareholders in payment of distributions declared      117,350        160,196
Shares redeemed                                                      (4,597,436)    (1,969,286)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS                          4,007,109      2,517,577


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational and/or start-up administration service expenses of $51,572 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the period ending December 31, 1998, the Fund was fully amortized.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 1998, were as follows:

Purchases   $137,156,454
Sales       $ 84,295,340

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES
AND SHAREHOLDERS OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Fund for U.S. Government Securities II (the "Fund") (a portfolio of the Federated Insurance Series), as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Fund for U.S. Government Securities II as of December 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Boston, Massachusetts
February 12, 1999

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

J. CHRISTOPHER DONAHUE

JAMES E. DOWD, ESQ.

LAWRENCE D. ELLIS, M.D.

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

MATTHEW S. HARDIN

Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 ANNUAL REPORT

[Graphic]

Federated Fund for U.S. Government Securities II

Federated Insurance Series

ANNUAL REPORT
TO SHAREHOLDERS

December 31, 1998

 [Graphic]

Federated Fund for U.S. Government Securities II
Federated Investors Funds
5800 Corporate Drive

Pittsburgh, PA 15237-7000

1-800-341-7400

WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor

Cusip 313916207

G00846-01 (2/99)

[Graphic]

ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated High Income Bond Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year period from January 1, 1998 through December 31, 1998. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's more than 200 high-yield bond holdings and the financial statements.

In 1998, the performance of high-yield bonds weakened over concerns regarding the U.S. economy's ability to continue to grow while many of our trading partners, such as Japan, most of Asia and parts of Latin America, experienced economic problems.

In this environment, Federated High Income Bond Fund II produced a 12-month total return of 2.70% 1 through income totaling $0.26 per share and capital gains totaling $0.07 per share. The fund's net asset value decreased by a modest $0.03. The 30-day current net yield on December 31, 1998 was 8.38%.2 At the end of the reporting period, fund assets totaled $212 million.

While the high-yield bond outlook for 1999 is more positive, the fund's expert security selection and broad diversification will be key factors in making the most of opportunities in a challenging environment.

Thank you for choosing Federated High Income Bond Fund II as a diversified, professionally managed way to participate in the income opportunities of high-yield corporate bonds. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue
President
February 15, 1999

1 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

2 The 30-day current net yield is calculated by dividing the investment income per share for the prior 30 days by the maximum offering price per share on the specified date. The figure is compounded and annualized.

Investment Review

The 12 months ended December 31, 1998 was marked by volatility and generally disappointing returns from a high-yield bond perspective. There were several reasons for the volatility and disappointing returns. First, problems in the international arena and, more importantly, its impact on the domestic economy was an area of concern for high yield investors. At the start of the year, Asia was the main concern but this spread to Russia and Latin America as the year progressed. Also, the stock market swoon in mid-summer and hedge fund problems in the latter part of the year highlighted the somewhat fragile state of the world financial system. Also, falling commodity prices, while good for consumers, is a negative for high-yield companies in the energy, forest products, metals and mining sectors. Finally, the economic consensus in the latter part of 1998 pointed to a slowing of the domestic economy in 1999. These factors caused the yield spread between high-yield bonds and treasury securities, an indicator of the market's perceived default risk, to increase by approximately 280 basis points during the year. These factors caused high-yield bonds to underperform high-quality bonds. For example, the Lehman Brothers High Yield Bond Index 1 returned 1.87% during the reporting period, which substantially underperformed the Lehman Brothers Aggregate Bond Index,1 a measure of high-quality bond performance, which returned 8.70% for the same period.

The Federated High Income Bond Fund II returned 2.70% 2 for the year outperforming both the Lehman Brothers High Yield Bond Index mentioned above as well as the Lipper High Current Yield Fund Average,3 which returned (0.44%) during the reporting period. Several factors positively impacted the fund's returns during the reporting period. First, the fund was underweight CCC-rated securities, the lowest quality sector of the market, which was most impacted by the spread widening that occurred. The fund had no direct exposure to emerging markets which negatively impacted several of the funds in the Lipper average. The fund was also underweight energy and commodity related issuers which underperformed during the reporting period. Overweights in the telecommunications, broadcasting and cable TV sectors aided performance as these sectors outperformed the overall market. Corporate actions such as calls, tenders or acquisition activity involving Viacom, Echostar, Charter Communications, Sygnet, Simmons, Vanguard Cellular and Allied Waste positively impacted performance.

1 Lehman Brothers High Yield Bond Index is an index which includes fixed rate, public nonconvertible, non-investment grade issues that are rated Ba1 or lower by Moody's Investors Service, Inc. Lehman Brothers Aggregate Bond Index is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. These indices are unmanaged, and investments cannot be made in an index.

2 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

As we look out into 1999, many contradicting factors are present. On the negative side, concerns continue regarding the domestic economy's ability to continue to grow while many of our trading partners, such as Japan, most of Asia and parts of Latin America, experience economic problems. Falling commodity prices continue to present problems for specific high-yield issuers. The uncertainty of Y2K and ".com mania" in the equity markets are also causes for concern. On the plus side, the consensus economic forecast sees the domestic economy continuing its remarkable growth for another year although at a somewhat slower pace. Inflation remains almost non-existent and interest rates are low. The Federal Reserve Board would appear ready to counteract any signs of recession with further cuts in interest rates. Most importantly, the yield spread between high-yield bonds and treasury securities remains very wide especially in light of the amazing resilience of the domestic economy. Overall, wide spreads and positive economic growth should make 1999 a good year for high-yield securities although security selection will be key as slowing growth and little pricing power, especially in the commodity area, will make for a challenging environment for many high-yield issuers. We maintain our bias toward high-quality operating companies within the high-yield market, to companies in secularly growing industries such as telecommunications and companies in sectors with stable business profiles like food products, cable TV and broadcasting.

GROWTH OF $10,000 INVESTED IN FEDERATED HIGH INCOME BOND FUND II

"Graphic representation "D" omitted.  See Appendix."

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1998 1 Year 2.70% Start of Performance (3/1/94) 9.49%

The graph above illustrates the hypothetical investment of $10,000 1 in the Federated High Income Bond Fund II (the "Fund") from March 1, 1994 (start of performance) to December 31, 1998, compared to the Lehman Brothers Single B Rated Index (LBSBRI),2 and the Lipper High Current Yield Fund

Average (LHCYFA). 3

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBRI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBSBRI is a proprietary index of Single B rated securities and is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments
December 31, 1998



PRINCIPAL

AMOUNT                                                                                      VALUE

                  CORPORATE BONDS-90.3%

                  AUTO/TRUCK-0.2%

  $   425,000   1 HDA Parts System, Inc., Sr. Sub. Note, 12.00%, 8/1/2005           $     384,625
                  AUTOMOBILE-2.3%

      675,000     Accuride Corp., Sr. Sub. Note, 9.25%, 2/1/2008                          664,875
      225,000     Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004             237,375
      350,000     Aftermarket Technology Co., Sr. Sub. Note, Series D, 12.00%,
                  8/1/2004                                                                369,250
    1,700,000     Collins & Aikman Products Co., Sr. Sub. Note, 11.50%,
                  4/15/2006                                                             1,768,000
      850,000     Lear Corp., Sub. Note, 9.50%, 7/15/2006                                 943,500
      100,000     Lear Seating Corp., Sub. Note, 8.25%, 2/1/2002                          100,625
      750,000     Oxford Automotive, Inc., Sr. Sub. Note, 10.125%, 6/15/2007              776,250
                  TOTAL                                                                 4,859,875
                  BANKING-0.9%

    2,000,000     GS Escrow Corp., Sr. Note, 7.125%, 8/1/2005                           1,982,620
                  BEVERAGE & TOBACCO-0.3%
      600,000     Dimon, Inc., Sr. Note, 8.875%, 6/1/2006                                 597,000
                  BROADCAST RADIO & TV-8.4%
      900,000     ACME Television, LLC, Sr. Disc. Note, 0/10.875%, 9/30/2004              722,250
    1,100,000     Big City Radio, Inc., Company Guarantee, 0/11.25%, 3/15/2005            731,500
      630,000     CBS Radio, Inc., Sub. Deb., 11.375%, 1/15/2009                          752,850
      450,000     Capstar Broadcasting Partners, Inc., Sr. Sub. Note, 9.25%,
                  7/1/2007                                                                470,250
      600,000     Chancellor Media Corp., Company Guarantee, 10.50%, 1/15/2007            669,000
    2,175,000     Chancellor Media Corp., Sr. Sub. Note, 8.125%, 12/15/2007             2,169,562
      800,000     Chancellor Media Corp., Sr. Sub. Note, 8.75%, 6/15/2007                 824,000
      250,000     Chancellor Media Corp., Sr. Sub. Note, 9.375%, 10/1/2004                260,625
    1,650,000   1 Chancellor Media Corp., Sr. Unsecd. Note, 8.00%, 11/1/2008            1,691,250
      650,000     Cumulus Media, Inc., Sr. Sub. Note, 10.375%, 7/1/2008                   692,250
    2,475,000     Fox/Liberty Networks, LLC, Sr. Disc. Note, 0/9.75%,

                  8/15/2007                                                             1,720,125
      475,000     Fox/Liberty Networks, LLC, Sr. Note, 8.875%, 8/15/2007                  484,500
      250,000     Lamar Advertising Co., Sr. Sub. Note, 8.625%, 9/15/2007                 263,750
      550,000     Lamar Advertising Co., Sr. Sub. Note, 9.625%, 12/1/2006                 598,125
    1,575,000     Outdoor Systems, Inc., Sr. Sub. Note, 8.875%, 6/15/2007               1,693,125
      250,000     Outdoor Systems, Inc., Sr. Sub. Note, 9.375%, 10/15/2006                271,250

PRINCIPAL

AMOUNT                                                                                      VALUE

                  CORPORATE BONDS-continued

                  BROADCAST RADIO & TV-CONTINUED

 $    345,000     SFX Broadcasting, Inc., Sr. Sub. Note, 10.75%, 5/15/2006         $      381,225
      575,000     Sinclair Broadcast Group, Inc., Sr. Sub. Note, 10.00%,
                  9/30/2005                                                               606,625
      750,000     Sinclair Broadcast Group, Inc., Sr. Sub. Note, 8.75%,
                  12/15/2007                                                              763,125
    1,425,000     Sinclair Broadcast Group, Inc., Sr. Sub. Note, 9.00%,
                  7/15/2007                                                             1,457,063
      475,000     Young Broadcasting, Inc., Sr. Sub. Note, 10.125%, 2/15/2005             501,125
      150,000     Young Broadcasting, Inc., Sr. Sub. Note, 9.00%, 1/15/2006               152,625
                  TOTAL                                                                17,876,200
                  BUILDING & DEVELOPMENT-0.9%

      325,000     American Architectural Products Corp., Sr. Note, 11.75%,

                  12/1/2007                                                               281,125
      700,000     American Builders & Contractors Supply Co., Inc., Sr. Sub.
                  Note, 10.625%, 5/15/2007                                                654,500
      500,000     Building Materials Corp. of America, Sr. Note, 8.00%,
                  10/15/2007                                                              504,375
      450,000     Building Materials Corp. of America, Sr. Note, 8.625%,
                  12/15/2006                                                              460,125
                  TOTAL                                                                 1,900,125

                  BUSINESS EQUIPMENT & SERVICES-2.1%
      175,000   1 American Business Information, Sr. Sub. Note, 9.50%,

                  6/15/2008                                                               140,875
    1,100,000     Dialog Corp. PLC, Sr. Sub. Note, 11.00%, 11/15/2007                   1,100,000
      300,000     Electronic Retailing Systems International, Inc., Sr. Disc.
                  Note, 0/13.25%, 2/1/2004                                                109,500
    1,075,000     Fisher Scientific International, Inc., Sr. Sub. Note, 9.00%,
                  2/1/2008                                                              1,075,000
      325,000   1 Fisher Scientific International, Inc., Sr. Sub. Note, 9.00%,
                  2/1/2008                                                                325,000
    1,200,000     U.S. Office Products Co., Sr. Sub. Note, 9.75%, 6/15/2008               786,000
      400,000     United Stationers Supply Co., Sr. Sub. Note, 12.75%,
                  5/1/2005                                                                448,000
      550,000     United Stationers Supply Co., Sr. Sub. Note, 8.375%,
                  4/15/2008                                                               551,375
                  TOTAL                                                                 4,535,750

                  CABLE TELEVISION-11.0%

        4,703  5  Australis Media Ltd., Sr. Disc. Note, 5/15/2003                              70
      275,000  5  Australis Media Ltd., Unit, 0/15.75%, 5/15/2003                           4,125
      500,000     CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007                        527,400
      150,000     CSC Holdings, Inc., Sr. Sub. Deb., 9.875%, 2/15/2013                    167,625
      875,000     CSC Holdings, Inc., Sr. Sub. Note, 9.25%, 11/1/2005                     936,250
      650,000     CSC Holdings, Inc., Sr. Sub. Note, 9.875%, 5/15/2006                    718,250
      550,000     Charter Communications Holdings, Inc., Sr. Disc. Note,
                  0/14.00%, 3/15/2007                                                     492,250
      425,000     Charter Communications Southeast, L.P., Sr. Note, 11.25%,
                  3/15/2006                                                               477,062
    1,250,000     Comcast Corp., Sr. Sub. Deb., 9.375%, 5/15/2005                       1,334,375

PRINCIPAL

AMOUNT                                                                                      VALUE

                  CORPORATE BONDS-continued

                  CABLE TELEVISION-CONTINUED

 $    600,000     Comcast UK Cable, Deb., 0/11.20%, 11/15/2007                     $      513,000
    1,175,000     Diamond Cable Communications PLC, Sr. Disc. Note, 0/10.75%,
                  2/15/2007                                                               851,875
      525,000     Diamond Cable Communications PLC, Sr. Note, 9.125%, 2/1/2008            515,813
      550,000   1 Diva Systems Corp., Sr. Note, 0/12.625%, 3/1/2008                       207,625
    2,000,000     EchoStar Satellite Broadcasting Corp., Sr. Disc. Note,

                  0/13.125%, 3/15/2004                                                  2,005,000
    2,325,000     International Cabletel, Inc., Sr. Defd. Cpn. Note, 0/11.50%,
                  2/1/2006                                                              1,941,375
      475,000     International Cabletel, Inc., Sr. Disc. Note, 0/12.75%,
                  4/15/2005                                                               429,875
      850,000     Lenfest Communications Inc., Sr. Note, 8.375%, 11/1/2005                924,375
      725,000     Lenfest Communications Inc., Sr. Sub. Note, 8.25%, 2/15/2008            759,437
    1,800,000     NTL, Inc., Sr. Defd. Cpn. Note, 0/12.375%, 10/1/2008                  1,134,000
    1,500,000   1 NTL, Inc., Sr. Defd. Cpn. Note, 0/9.75%, 4/1/2008                       931,875
      300,000   1 NTL, Inc., Sr. Note, 11.50%, 10/1/2008                                  328,500
      775,000     Pegasus Communications Corp., Sr. Note, 9.625%, 10/15/2005              778,875
      525,000   1 Pegasus Communications Corp., Sr. Note, 9.75%, 12/1/2006                528,937
      300,000     Pegasus Media, Note, 12.50%, 7/1/2005                                   331,500
      400,000     Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note,
                  10.00%, 12/1/2007                                                       450,000
      900,000     Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note,
                  10.00%, 3/15/2005                                                     1,012,500
      400,000     Rogers Cablesystems Ltd., Sr. Sub. Gtd. Note, 11.00%,
                  12/1/2015                                                               470,000
    3,125,000     TeleWest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                     2,625,000
      400,000     TeleWest PLC, Sr. Note, 11.25%, 11/1/2008                               449,000
    1,175,000     UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006              599,250
    1,475,000     United International Holdings, Inc., Sr. Secd. Disc. Note,
                  0/10.75%, 2/15/2008                                                     803,875
                  TOTAL                                                                23,249,094

                  CHEMICALS & PLASTICS-3.2%

      500,000     Buckeye Cellulose Corp., Sr. Sub. Note, 8.50%, 12/15/2005               522,500
      900,000     Buckeye Cellulose Corp., Sr. Sub. Note, 9.25%, 9/15/2008                947,250
      200,000     Foamex L.P., Sr. Sub. Note, 13.50%, 8/15/2005                           212,000
      850,000   1 Huntsman Corp., Sr. Sub. Note, 9.50%, 7/1/2007                          850,000
      700,000     ISP Holding, Inc., Sr. Note, 9.00%, 10/15/2003                          743,750
      475,000     ISP Holding, Inc., Sr. Note, 9.75%, 2/15/2002                           507,063
      650,000     Polymer Group, Inc., Sr. Sub. Note, 8.75%, 3/1/2008                     641,875
    2,075,000     Polymer Group, Inc., Sr. Sub. Note, 9.00%, 7/1/2007                   2,064,625
      875,000     Sterling Chemicals Holdings, Inc., Sr. Disc. Note, 0/13.50%,
                  8/15/2008                                                               336,875
                  TOTAL                                                                 6,825,938


PRINCIPAL

AMOUNT                                                                                      VALUE

                  CORPORATE BONDS-continued
                  CLOTHING & TEXTILES-1.5%

 $    350,000     Collins & Aikman Floorcoverings, Inc., Sr. Sub. Note,
                  10.00%, 1/15/2007                                                $      367,500
      625,000     Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007                         562,500
      450,000     GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007                             429,750
      575,000     Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007                         537,625
      950,000     Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006                    1,021,250
      150,000     Pillowtex Corp., Sr. Sub. Note, 9.00%, 12/15/2007                       155,250
                  TOTAL                                                                 3,073,875
                  CONGLOMERATE-0.5%

    1,150,000     Eagle Picher Industries, Inc., Sr. Sub. Note, 9.375%,

                  3/1/2008                                                              1,092,500
                  CONSUMER PRODUCTS-4.7%

    1,350,000   1 Albecca, Inc., Sr. Sub. Note, 10.75%, 8/15/2008                       1,360,125
      500,000     American Safety Razor Co., Sr. Note, 9.875%, 8/1/2005                   502,500
      475,000     Amscan Holdings, Inc., Sr. Sub. Note, 9.875%, 12/15/2007                445,312
      900,000     Chattem, Inc., Sr. Sub. Note, 8.875%, 4/1/2008                          927,000
      200,000     Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%,
                  4/15/2008                                                               185,000
      250,000     Diamond Brands, Inc., Sr. Disc. Deb., 0/12.875%, 4/15/2009               96,250
      450,000     ICON Fitness Corp., Sr. Disc. Note, 0/14.00%, 11/15/2006                  6,750
      750,000     NBTY, Inc., Sr. Sub. Note, 8.625%, 9/15/2007                            735,000
    1,025,000     Playtex Family Products Corp., Sr. Sub. Note, 9.00%,

                  12/15/2003                                                            1,076,250
      500,000     Playtex Products, Inc., Sr. Note, 8.875%, 7/15/2004                     525,000
      625,000     Revlon Consumer Products Corp., Sr. Note, 8.125%, 2/1/2006              596,875
    2,425,000     Revlon Consumer Products Corp., Sr. Sub. Note, 8.625%,

                  2/1/2008                                                              2,243,125
      325,000     Sealy Mattress Co., Company Guarantee, 0/10.875%, 12/15/2007            196,625
      200,000     Sealy Mattress Co., Sr. Sub. Note, 9.875%, 12/15/2007                   194,000
      550,000   1 The Boyds Collection, Ltd., Sr. Sub. Note, 9.00%, 5/15/2008             591,250
      300,000   1 True Temper Sports, Inc., Sr. Sub. Note, 10.875%, 12/1/2008             301,500
                  TOTAL                                                                 9,982,562
                  CONTAINER & GLASS PRODUCTS-1.1%

      500,000   1 Ball Corp., Sr. Sub. Note, 8.25%, 8/1/2008                              525,625
      400,000     Owens-Illinois, Inc., Sr. Note, 8.10%, 5/15/2007                        426,136
      250,000     Plastic Containers, Inc., Sr. Secd. Note, 10.00%, 12/15/2006            263,750
    1,000,000     Tekni-Plex, Inc., Sr. Sub. Note, 9.25%, 3/1/2008                      1,050,000
                  TOTAL                                                                 2,265,511

PRINCIPAL

AMOUNT                                                                                      VALUE

                  CORPORATE BONDS-continued
                  ECOLOGICAL SERVICES & EQUIPMENT-1.2%

 $  2,000,000   1 Allied Waste North America, Inc., Sr. Note, 7.625%, 1/1/2006     $    2,030,000
      500,000   1 Allied Waste North America, Inc., Sr. Note, 7.875%, 1/1/2009            507,500
                  TOTAL                                                                 2,537,500
                  ELECTRONICS-0.9%

      350,000     PX Escrow Corp., Sr. Sub. Note, 0/9.625%, 2/1/2006                      194,250
    1,200,000     Telecommunications Techniques Co., LLC, Sr. Sub. Note,
                  9.75%, 5/15/2008                                                      1,170,000
      600,000     Viasystems, Inc., Sr. Sub. Note, 9.75%, 6/1/2007                        561,000
                  TOTAL                                                                 1,925,250
                  FINANCIAL INTERMEDIARIES-0.2%

      575,000     ContiFinancial Corp., Sr. Note, 8.125%, 4/1/2008                        411,125
                  FOOD & DRUG RETAILERS-1.3%
      375,000     Carr-Gottstein Foods Co., Sr. Sub. Note, 12.00%, 11/15/2005             435,000
      350,000     Community Distributors, Inc., Sr. Note, 10.25%, 10/15/2004              323,750
      700,000     DiGiorgio Corp., Sr. Note, 10.00%, 6/15/2007                            654,500
      750,000     Jitney-Jungle Stores of America, Inc., Sr. Sub. Note,
                  10.375%, 9/15/2007                                                      765,000
      550,000     Stater Brothers Holdings, Inc., Sr. Sub. Note, 9.00%,
                  7/1/2004                                                                539,000
                  TOTAL                                                                 2,717,250

                  FOOD PRODUCTS-1.9%

    1,050,000   1 Agrilink Foods, Inc., Sr. Sub. Note, 11.875%, 11/1/2008               1,071,000
      625,000     Aurora Foods, Inc., Sr. Sub. Note, 9.875%, 2/15/2007                    684,375
      500,000     Aurora Foods, Inc., Sr. Sub. Note, 9.875%, 2/15/2007                    547,500
      550,000     Eagle Family Foods, Inc., Sr. Sub. Note, 8.75%, 1/15/2008               521,125
    1,200,000     International Home Foods, Inc., Sr. Sub. Note, 10.375%,

                  11/1/2006                                                             1,305,000
                  TOTAL                                                                 4,129,000

                  FOOD SERVICES-1.3%

      225,000     AmeriServe Food Distribution, Inc., Sr. Note, 8.875%,

                  10/15/2006                                                              209,250
    1,650,000     AmeriServe Food Distribution, Inc., Sr. Sub. Note, 10.125%,
                  7/15/2007                                                             1,443,750
      525,000   1 Carrols Corp., Sr. Sub. Note, 9.50%, 12/1/2008                          531,562
      625,000   1 Domino's, Inc., Sr. Sub. Note, 10.375%, 1/15/2009                       625,000
                  TOTAL                                                                 2,809,562
                  FOREST PRODUCTS-0.6%

       50,000     Container Corp. of America, Sr. Note, 11.25%, 5/1/2004                   52,250
      450,000     Four M Corp., Sr. Note, 12.00%, 6/1/2006                                339,750
      100,000     Stone Container Corp., Sr. Note, 11.50%, 10/1/2004                      104,500

PRINCIPAL

AMOUNT                                                                                      VALUE

                  CORPORATE BONDS-continued

                  FOREST PRODUCTS-CONTINUED

 $    800,000     Stone Container Corp., Sr. Note, 12.58%, 8/1/2016                $      816,000
                  TOTAL                                                                 1,312,500
                  HEALTHCARE-3.4%

      425,000     Alliance Imaging, Inc., Sr. Sub. Note, 9.625%, 12/15/2005               422,875
      750,000     CONMED Corp., Sr. Sub. Note, 9.00%, 3/15/2008                           755,625
      975,000     Dade International, Inc., Sr. Sub. Note, 11.125%, 5/1/2006            1,084,687
      525,000     Everest Healthcare Services Corp., Sr. Sub. Note, 9.75%,
                  5/1/2008                                                                525,000
      275,000     Hudson Respiratory Care, Inc., Sr. Sub. Note, 9.125%,
                  4/15/2008                                                               224,125
      200,000   1 Tenet Healthcare Corp., Sr. Note, 7.625%, 6/1/2008                      203,276
    2,350,000     Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005                    2,412,486
    1,550,000     Tenet Healthcare Corp., Sr. Sub. Note, 8.625%, 1/15/2007              1,619,750
                  TOTAL                                                                 7,247,824
                  HOME PRODUCTS & FURNISHINGS-0.3%

      975,000     Falcon Building Products, Inc., Sr. Sub. Disc. Note,

                  0/10.50%, 6/15/2007                                                     580,125
      150,000     Falcon Building Products, Inc., Sr. Sub. Note, 9.50%,
                  6/15/2007                                                               134,250
                  TOTAL                                                                   714,375

                  HOTELS, MOTELS, INNS & CASINOS-1.6%

      350,000     Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008                 362,250
    2,250,000     HMH Properties, Inc., Sr. Note, Series B, 7.875%, 8/1/2008            2,193,750
      750,000     HMH Properties, Inc., Sr. Note, Series C, 8.45%, 12/1/2008              753,750
                  TOTAL                                                                 3,309,750
                  INDUSTRIAL PRODUCTS & EQUIPMENT-3.7%

      700,000     Amphenol Corp., Sr. Sub. Note, 9.875%, 5/15/2007                        728,000
      400,000     Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%,
                  7/15/2005                                                               438,000
      750,000     Continental Global Group, Inc., Sr. Note, 11.00%, 4/1/2007              648,750
      400,000     Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006             400,000
      250,000     Fairfield Manufacturing Co., Inc., Sr. Sub. Note, 11.375%,
                  7/1/2001                                                                257,500
      275,000     Grove Worldwide, LLC, Sr. Sub. Note, 9.25%, 5/1/2008                    251,625
      600,000     ISG Resources, Inc., Sr. Sub. Note, 10.00%, 4/15/2008                   597,000
      225,000     International Utility Structures, Inc., Sr. Sub. Note,
                  10.75%, 2/1/2008                                                        210,375
      375,000     Johnstown America Industries, Inc., Sr. Sub. Note, 11.75%,
                  8/15/2005                                                               397,500
      225,000     Johnstown America Industries, Inc., Sr. Sub. Note, 11.75%,
                  8/15/2005                                                               238,500
      525,000     MMI Products, Inc., Sr. Sub. Note, 11.25%, 4/15/2007                    569,625
      850,000     Neenah Corp., Sr. Sub. Note, 11.125%, 5/1/2007                          877,625

PRINCIPAL

AMOUNT                                                                                      VALUE

                  CORPORATE BONDS-continued

                  INDUSTRIAL PRODUCTS & EQUIPMENT-CONTINUED

 $    500,000     Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003            $      507,500
    1,275,000     WESCO Distribution, Inc., Sr. Sub. Note, 9.125%, 6/1/2008             1,281,375
      850,000     WESCO International, Inc., Sr. Disc. Note, 0/11.125%,

                  6/1/2008                                                                524,875
                  TOTAL                                                                 7,928,250

                  LEISURE & ENTERTAINMENT-3.3%

    1,164,000     AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006               672,210
      500,000     Loews Cineplex Entertainment, Inc., Sr. Sub. Note, 8.875%,
                  8/1/2008                                                                518,750
    1,225,000     Premier Parks, Inc., Sr. Disc. Note, 0/10.00%, 4/1/2008                 836,062
      850,000     Premier Parks, Inc., Sr. Note, 12.00%, 8/15/2003                        924,375
      250,000     Premier Parks, Inc., Sr. Note, 9.25%, 4/1/2006                          260,000
      175,000     Premier Parks, Inc., Sr. Note, 9.75%, 1/15/2007                         190,750
    1,100,000     Regal Cinemas, Inc., 9.50%, 6/1/2008                                  1,138,500
      875,000     Regal Cinemas, Inc., Sr. Sub. Note, 9.50%, 6/1/2008                     905,625
    1,325,000     Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%,

                  6/15/2005                                                             1,477,375
                  TOTAL                                                                 6,923,647

                  MACHINERY & EQUIPMENT-2.0%

      348,000     Alvey Systems, Inc., Sr. Sub. Note, 11.375%, 1/31/2003                  349,740
      900,000     Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006             920,250
      300,000     Columbus McKinnon Corp., Sr. Sub. Note, 8.50%, 4/1/2008                 282,000
      500,000     National Equipment Services, Inc., Sr. Sub. Note, 10.00%,
                  11/30/2004                                                              497,500
      875,000   1 National Equipment Services, Inc., Sr. Sub. Note, Series C,
                  10.00%, 11/30/2004                                                      870,625
    1,250,000   1 United Rentals, Inc., Sr. Sub. Note, 9.25%, 1/15/2009                 1,259,375
                  TOTAL                                                                 4,179,490
                  METALS & MINING-0.8%

      700,000   1 AEI Holding Co., Inc., Sr. Note, 10.50%, 12/15/2005                     689,500
    1,000,000   1 AEI Resources, Inc., Sr. Sub. Note, 11.50%, 12/15/2006                  995,000
                  TOTAL                                                                 1,684,500
                  OIL & GAS-3.1%

      525,000     Chiles Offshore, LLC, Sr. Note, 10.00%, 5/1/2008                        422,625
    1,000,000     Continental Resources, Inc., Sr. Sub. Note, 10.25%, 8/1/2008            835,000
      300,000     DI Industries, Inc., Sr. Note, 8.875%, 7/1/2007                         226,500
    1,125,000     Dailey Petroleum Services Corp., Company Guarantee, 9.50%,
                  2/15/2008                                                               528,750
      950,000     Forcenergy Gas Exploration, Inc., Sr. Sub. Note, 8.50%,
                  2/15/2007                                                               707,750
      600,000     Forcenergy Gas Exploration, Inc., Sr. Sub. Note, 9.50%,
                  11/1/2006                                                               465,000

PRINCIPAL

AMOUNT                                                                                      VALUE

                  CORPORATE BONDS-continued

                  OIL & GAS-CONTINUED

 $    600,000     KCS Energy, Inc., Sr. Sub. Note, 8.875%, 1/15/2008               $      345,000
      200,000     Nuevo Energy Co., Sr. Sub. Note, 8.875%, 6/1/2008                       195,000
      675,000     Ocean Energy, Inc., Sr. Sub. Note, 10.375%, 10/15/2005                  698,625
      350,000     Pacalta Resources Ltd., Sr. Note, 10.75%, 6/15/2004                     281,750
      825,000     Pride Petroleum Services, Inc., Sr. Note, 9.375%, 5/1/2007              771,375
      400,000     The Houston Exploration Co., Sr. Sub. Note, 8.625%, 1/1/2008            394,000
    1,200,000     Universal Compression Holdings, Inc., Sr. Disc. Note,

                  0/9.875%, 2/15/2008                                                     690,000
                  TOTAL                                                                 6,561,375

                  PRINTING & PUBLISHING-1.6%

      750,000     Affiliated Newspaper Investments, Inc., Sr. Disc. Note,

                  0/13.25%, 7/1/2006                                                      774,375
      150,000     Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%,
                  7/1/2004                                                                164,250
      725,000     Garden State Newspapers, Inc., Sr. Sub. Note, 8.75%,
                  10/1/2009                                                               728,625
      450,000     Hollinger International Publishing, Inc., Sr. Sub. Note,
                  9.25%, 2/1/2006                                                         474,750
      775,000     Hollinger International Publishing, Inc., Sr. Sub. Note,
                  9.25%, 3/15/2007                                                        821,500
      550,000     Ziff-Davis, Inc., Sr. Sub. Note, 8.50%, 5/1/2008                        533,500
                  TOTAL                                                                 3,497,000
                  REAL ESTATE-0.2%

      335,000     Trizec Finance Ltd., Sr. Note, 10.875%, 10/15/2005                      367,663
                  RETAILERS-0.3%

      525,000     Leslie's Poolmart, Inc., Sr. Note, 10.375%, 7/15/2004                   543,375
                  SERVICES-0.5%

      625,000     Coinmach Corp., Sr. Note, 11.75%, 11/15/2005                            692,188
      425,000     SITEL Corp., Sr. Sub. Note, 9.25%, 3/15/2006                            384,625
                  TOTAL                                                                 1,076,813
                  STEEL-0.5%

      200,000     Metals USA, Inc., Sr. Sub. Note, 8.625%, 2/15/2008                      189,000
      450,000     Ryerson Tull, Inc., Note, 8.50%, 7/15/2001                              474,430
      325,000     Ryerson Tull, Inc., Note, 9.125%, 7/15/2006                             365,716
                  TOTAL                                                                 1,029,146
                  SURFACE TRANSPORTATION-2.5%

      650,000     Allied Holdings, Inc., Sr. Note, 8.625%, 10/1/2007                      663,000
      700,000  6  AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%,
                  11/15/2005                                                               45,500
    1,000,000     Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                 1,060,000
      500,000     Statia Terminals International N.V., 1st Mtg. Note, 11.75%,
                  11/15/2003                                                              502,500

PRINCIPAL

AMOUNT                                                                                      VALUE

                  CORPORATE BONDS-continued

                  SURFACE TRANSPORTATION-CONTINUED

 $  1,500,000     Stena AB, Sr. Note, 10.50%, 12/15/2005                           $    1,556,250
      750,000     Stena AB, Sr. Note, 8.75%, 6/15/2007                                    718,125
      300,000     Stena Line AB, Sr. Note, 10.625%, 6/1/2008                              271,500
      725,000   1 The Holt Group, Inc., Sr. Note, 9.75%, 1/15/2006                        511,125
                  TOTAL                                                                 5,328,000
                  TELECOMMUNICATIONS & CELLULAR-21.3%

    1,000,000   1 American Cellular Corp., Sr. Note, 10.50%, 5/15/2008                    995,000
      500,000   1 Arch Communications, Inc., Sr. Note, 12.75%, 7/1/2007                   502,500
    1,850,000     Call-Net Enterprises, Inc., Sr. Disc. Note, 0/8.94%,

                  8/15/2008                                                             1,096,125
    1,500,000     Call-Net Enterprises, Inc., Sr. Disc. Note, 0/9.27%,
                  8/15/2007                                                               967,500
      650,000   1 Centennial Cellular Corp., Sr. Sub. Note, 10.75%, 12/15/2008            656,500
      550,000     Comcast Cellular Holdings, Inc., Sr. Note, 9.50%, 5/1/2007              589,875
      700,000     E.Spire Communications, Inc., Sr. Disc. Note, 0/12.75%,
                  4/1/2006                                                                437,500
      375,000     E.Spire Communications, Inc., Sr. Disc. Note, 0/13.00%,
                  11/1/2005                                                               253,125
      250,000     E.Spire Communications, Inc., Sr. Note, 13.75%, 7/15/2007               246,250
      250,000     Esprit Telecom Group PLC, Sr. Note, 11.50%, 12/15/2007                  260,000
      600,000   1 Hermes Europe Railtel B.V., Sr. Note, 10.375%, 1/15/2009                612,000
    1,125,000     Hermes Europe Railtel B.V., Sr. Note, 11.50%, 8/15/2007               1,198,125
      275,000     ICG Holdings, Inc., Sr. Disc. Note, 0/12.50%, 5/1/2006                  204,017
    1,450,000     ICG Services, Inc., Sr. Disc. Note, 0/9.875%, 5/1/2008                  752,884
    1,225,000     IXC Communications, Inc., Sr. Sub. Note, 9.00%, 4/15/2008             1,232,656
    1,625,000     Intermedia Communications, Inc., Sr. Disc. Note, 0/11.25%,
                  7/15/2007                                                             1,129,375
    1,400,000     Intermedia Communications, Inc., Sr. Disc. Note, 0/12.50%,
                  5/15/2006                                                             1,102,500
      450,000     Intermedia Communications, Inc., Sr. Note, 8.60%, 6/1/2008              429,750
      450,000     Intermedia Communications, Inc., Sr. Note, 8.875%, 11/1/2007            436,500
    3,250,000   1 Level 3 Communications, Inc., Sr. Disc. Note, 0/10.50%,
                  12/1/2008                                                             1,909,375
    3,575,000     Level 3 Communications, Inc., Sr. Note, 9.125%, 5/1/2008              3,566,063
    1,375,000     McLeod, Inc., Sr. Disc. Note, 0/10.50%, 3/1/2007                      1,045,000
      375,000     McLeod, Inc., Sr. Note, 8.375%, 3/15/2008                               378,750
      400,000     McLeod, Inc., Sr. Note, 9.25%, 7/15/2007                                411,000
      375,000   1 McLeod, Inc., Sr. Note, 9.50%, 11/1/2008                                401,250
      850,000     MetroNet Communications Corp., Sr. Disc. Note, 0/10.75%,
                  11/1/2007                                                               556,750
      800,000     MetroNet Communications Corp., Sr. Note, 12.00%, 8/15/2007              874,000
    1,625,000     MetroNet Escrow Corp., Sr. Disc. Note, 0/9.95%, 6/15/2008             1,003,437
PRINCIPAL

AMOUNT                                                                                      VALUE

                  CORPORATE BONDS-continued

                  TELECOMMUNICATIONS & CELLULAR-CONTINUED

 $    850,000   1 MetroNet Escrow Corp., Sr. Note, 10.625%, 11/1/2008              $      905,250
      425,000   1 Metromedia Fiber Network, Inc., Sr. Note, 10.00%, 11/15/2008            438,813
    1,550,000     Millicom International Cellular S.A., Sr. Disc. Note,

                  0/13.50%, 6/1/2006                                                    1,096,625
    3,500,000     NEXTEL Communications, Inc., Sr. Disc. Note, 0/10.65%,
                  9/15/2007                                                             2,275,000
    2,050,000     NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.95%,
                  2/15/2008                                                             1,240,250
      950,000     NEXTLINK Communications, Inc., Sr. Disc. Note, 0/9.45%,
                  4/15/2008                                                               551,000
    1,000,000     NEXTLINK Communications, Inc., Sr. Note, 9.00%, 3/15/2008               932,500
      600,000     Nextel International, Inc., Sr. Disc. Note, 0/12.125%,

                  4/15/2008                                                               281,328
    1,125,000     Orange PLC, Sr. Note, 8.00%, 8/1/2008                                 1,130,625
    1,500,000     Paging Network, Inc., Sr. Sub. Note, 10.00%, 10/15/2008               1,455,000
      800,000     Pathnet, Inc., Unit, 12.25%, 4/15/2008                                  608,000
      900,000     PsiNet, Inc., Sr. Note, 10.00%, 2/15/2005                               895,500
      575,000   1 PsiNet, Inc., Sr. Note, 11.50%, 11/1/2008                               598,000
    2,125,000     Qwest Communications International, Inc., Sr. Disc. Note,

                  0/9.47%, 10/15/2007                                                   1,668,125
      390,000     Qwest Communications International, Inc., Sr. Note, 10.875%,
                  4/1/2007                                                                450,450
      500,000   1 Qwest Communications International, Inc., Sr. Note, 7.50%,
                  11/1/2008                                                               525,000
    1,750,000     Rogers Cantel Mobile, Inc., Sr. Sub. Note, 8.80%, 10/1/2007           1,774,063
      650,000     Telesystem International Wireless, Inc., Sr. Disc. Note,

                  0/10.50%, 11/1/2007                                                     240,500
    1,525,000     Telesystem International Wireless, Inc., Sr. Disc. Note,
                  0/13.25%, 6/30/2007                                                     655,750
      800,000     Teligent, Inc., Sr. Disc. Note, 0/11.50%, 3/1/2008                      396,000
      875,000     Teligent, Inc., Sr. Note, 11.50%, 12/1/2007                             809,375
    1,575,000     Triton PCS, Inc., Sr. Disc. Note, 0/11.00%, 5/1/2008                    744,188
      500,000     US Xchange, L.L.C., Sr. Note, 15.00%, 7/1/2008                          526,250
      350,000     USA Mobile Communications, Inc., Sr. Note, 9.50%, 2/1/2004              318,500
      475,000   1 Verio, Inc., Sr. Note, 11.25%, 12/1/2008                                482,125
      300,000     Viatel, Inc., Unit, 0/12.50%, 4/15/2008                                 171,000
      825,000     Viatel, Inc., Unit, 11.25%, 4/15/2008                                   829,125
                  TOTAL                                                                45,246,149
                  UTILITIES-0.7%

      525,000     El Paso Electric Co., 1st Mtg. Note, 9.40%, 5/1/2011                    596,174
    1,250,000     Niagara Mohawk Power Corp., Sr. Disc. Note, Series H,
                  0/8.50%, 7/1/2010                                                       972,038
                  TOTAL                                                                 1,568,212
                  TOTAL CORPORATE BONDS (IDENTIFIED COST $198,837,007)                191,673,431

SHARES                                                                                      VALUE

                  PREFERRED STOCKS-3.8%

                  BANKING-0.1%

       10,000     California Federal Preferred Capital Corp., REIT Perpetual
                  Pfd. Stock,
                  Series A, $2.28                                                  $      253,125
                  BROADCAST RADIO & TV-1.3%

          600     Benedek Communications Corp., Sr. Exchangeable PIK                      483,000
        6,280     Capstar Broadcasting Partners, Inc., Sr. Pfd., $12.00                   755,146
          481     Cumulus Media, Inc., Cumulative Sr. Red. Pfd. Stk., Series

                  A, $3.44                                                                519,465
        2,260     SFX Broadcasting, Inc., Cumulative Exchangeable Pfd. Stock,
                  Series E                                                                272,330
        7,300     Sinclair Broadcast Group, Inc., Cumulative Pfd., $11.63                 773,800
                  TOTAL                                                                 2,803,741
                  CABLE TELEVISION-0.5%

          173     Echostar Communications Corp., Sr. Red. Pfd. Stk., $12.13               201,685
          787     Pegasus Communications Corp., Cumulative PIK Pfd., Series A,
                  12.75%                                                                  759,455
                  TOTAL                                                                   961,140

                  FOOD SERVICES-0.1%

        3,797     Nebco Evans Holding Co., Exchangeable Pfd. Stock                        191,743
                  HEALTHCARE-0.0%

        1,855     River Holding Corp., Sr. Exchangeable PIK                                82,084
                  INDUSTRIAL PRODUCTS & EQUIPMENT-0.1%
          150     Fairfield Manufacturing Co., Inc., Cumulative Exchangeable

                  Pfd. Stock                                                              144,750
            7   1 International Utility Structures, Inc., Unit                                574
          100   1 International Utility Structures, Inc., Unit, $13.00                     90,500
                  TOTAL                                                                   235,824
                  PRINTING & PUBLISHING-1.1%

        7,000     Primedia, Inc., Cumulative Pfd., Series D, $10.00                       724,500
        2,000     Primedia, Inc., Exchangeable Pfd. Stock, Series H, 8.625%               193,000
       14,400     Primedia, Inc., Pfd., $9.20                                           1,418,400
                  TOTAL                                                                 2,335,900
                  TELECOMMUNICATIONS & CELLULAR-0.4%

          553     NEXTEL Communications, Inc., Cumulative PIK Pfd., Series D,
                  13.00%                                                                  573,738
          134     NEXTEL Communications, Inc., Exchangeable Pfd. Stock,

                  Series E                                                                115,932
          572     Viatel, Inc., Conv. PIK Pfd., Series A, 10.00%                           63,206
                  TOTAL                                                                   752,876
SHARES                                                                                      VALUE
                  PREFERRED STOCKS-continued

                  UTILITIES-0.2%

        3,392     El Paso Electric Co., Cumulative PIK Pfd., Series A, 11.40%      $      364,683
                  TOTAL PREFERRED STOCKS (IDENTIFIED COST $8,073,103)                   7,981,116
                  COMMON STOCKS-0.0%
                  BUSINESS EQUIPMENT & SERVICES-0.0%
          300  1 2Electronic Retailing Systems International, Inc.,

                  Warrants                                                                  1,500
                  CABLE TELEVISION-0.0%

          200  5  Australis Holdings Property Ltd., Warrants                                    0
        1,650  2  Diva Systems Corp., Warrants                                             26,400
          338  2  Pegasus Communications Corp.  8,471
          550  2  Pegasus Communications Corp., Warrants                                   11,275
        1,175  2  UIH Australia/Pacific, Warrants                                           3,525
          450  2  Wireless One, Inc., Warrants                                                  0
                  Total                                                                    49,671
                  CHEMICALS & PLASTICS-0.0%

          425  2  Sterling Chemicals Holdings, Inc., Warrants                               6,375
                  ENGINEERING/R&D SERVICES-0.0%
          960     ICF Kaiser International, Inc.                                               10
                  PRINTING & PUBLISHING-0.0%
           50  2  Affiliated Newspaper Investments, Inc.                                    7,500
                  STEEL-0.0%

          100  1,2Bar Technologies, Inc., Warrants                                          5,500
                  TELECOMMUNICATIONS & CELLULAR-0.0%
          375  2  Cellular Communications International, Inc., Warrants                    23,250
          800  1,2MetroNet Communications Corp., Warrants                                  33,728
          800  2  Pathnet, Inc., Warrants                                                   8,000
                  TOTAL                                                                    64,978
                  TOTAL COMMON STOCKS (IDENTIFIED COST $50,161)                           135,534

PRINCIPAL

AMOUNT                                                                                      VALUE

                  U.S. TREASURY-1.0%

  $ 2,000,000     United States Treasury Note, 5.50%, 2/15/2008 (identified

                  cost $1,995,625)                                                 $    2,118,580
                  REPURCHASE AGREEMENT-3.6% 3
    7,675,000     Westdeutsche Landesbank Girozentrale, 4.90%, dated

                  12/31/1998, due 1/4/1999 (AT AMORTIZED COST)                          7,675,000
                  TOTAL INVESTMENTS (IDENTIFIED COST $216,630,896) 4                $ 209,583,661


1 Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At December 31, 1998, these securities amounted to $25,618,765 which represents 12.1% of net assets.

2 Non-income producing security.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $216,630,896. The net unrealized depreciation of investments on a federal tax basis amounts to $7,047,235 which is comprised of $4,112,495 appreciation and $11,159,730 depreciation at December 31, 1998.

5 Australis Holdings Pty Limited, a wholly owned subsidiary of Australis Media Limited, filed for reorganization relief under Chapter 11 of the Bankruptcy Code on April 8, 1998. Australis was a leading provider of subscription television services in Australia which has been negatively impacted by its failed merger with a rival pay TV operator. The company has effectively ceased operations although litigation is pending.

6 AmeriTruck Distribution Corporation and subsidiaries filed for reorganization under Chapter 11 of the Federal Bankruptcy Code on November 11, 1998. AmeriTruck operates in specialized segments of the trucking industry in the United States. It purchased a large refrigerated trucking operation from ConAgra with bond proceeds in hopes of establishing a major national presence in that niche but was unable to generate enough volume to bring capacity utilization in that segment to a level adequate to service related debt. The company continues to operate in Chapter 11 while liquidating most of the refrigerated operation while retaining selected profitable portions of that business.

Note: The categories of investments are shown as a percentage of net assets
      ($212,290,236) at December 31, 1998.

The following acronyms are used throughout this portfolio:

GTD  -Guaranty
PIK  -Payment in Kind

REIT -Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities
December 31, 1998


ASSETS:
Total investments in securities, at value (identified and
tax cost $216,630,896)                                                       $ 209,583,661
Cash                                                                                 6,990
Income receivable                                                                3,618,054
Receivable for investments sold                                                    635,920
Receivable for shares sold                                                       1,770,038
Prepaid expenses                                                                     2,570
TOTAL ASSETS                                                                   215,617,233
LIABILITIES:

Payable for investments purchased                              $ 3,208,115
Payable for shares redeemed                                        111,239
Income distribution payable                                          1,400
Payable for taxes withheld                                           1,953
Accrued expenses                                                     4,290
TOTAL LIABILITIES                                                                3,326,997
Net Assets for 19,443,099 shares outstanding                                 $ 212,290,236
NET ASSETS CONSIST OF:
Paid in capital                                                              $ 201,115,367
Net unrealized depreciation of investments                                      (7,047,235)
Accumulated net realized gain on investments                                     1,350,668
Undistributed net investment income                                             16,871,436
TOTAL NET ASSETS                                                             $ 212,290,236
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PROCEEDS PER SHARE:
$212,290,236 / 19,443,099 shares outstanding                                        $10.92


See Notes which are an integral part of the Financial Statements

Statement of Operations
Year Ended December 31, 1998


INVESTMENT INCOME:
Dividends                                                                $     872,457
Interest (Net of foreign taxes withheld of $1,953)                          17,391,988
TOTAL INCOME                                                                18,264,445
EXPENSES:

Investment advisory fee                                    $ 1,119,042
Administrative personnel and services fee                      140,924
Custodian fees                                                  13,906
Transfer and dividend disbursing agent fees and expenses        13,692
Directors'/Trustees' fees                                        2,980
Auditing fees                                                   12,445
Legal fees                                                       2,865
Portfolio accounting fees                                       54,497
Share registration costs                                        17,859
Printing and postage                                            60,488
Insurance premiums                                               2,883
Miscellaneous                                                   19,341
TOTAL EXPENSES                                                               1,460,922
Net investment income                                                       16,803,523
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                             1,535,155
Net change in unrealized (depreciation)
of investments                                                             (13,361,235)
Net realized and unrealized loss on investments                            (11,826,080)
Change in net assets resulting from operations                           $   4,977,443

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


YEAR ENDED DECEMBER 31                                               1998                1997
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:

Net investment income                                             $  16,803,523       $   9,247,185
Net realized gain on investments ($1,457,218 and
$1,099,230 net gain, respectively, as computed for
federal tax purposes)                                                 1,535,155             993,291
Net change in unrealized appreciation/(depreciation) of
investments                                                         (13,361,235)          3,934,285
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                        4,977,443          14,174,761
DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income                             (4,060,123)         (5,313,534)
Distributions from net realized gains                                (1,101,291)           (286,146)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS

TO SHAREHOLDERS                                                      (5,161,414)         (5,599,680)
SHARE TRANSACTIONS:
Proceeds from sale of shares                                        140,016,075         110,484,533
Net asset value of shares issued to shareholders in payment

of distributions declared                                             5,161,412           5,598,277
Cost of shares redeemed                                             (88,866,908)        (34,537,573)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS               56,310,579          81,545,237
Change in net assets                                                 56,126,608          90,120,318
NET ASSETS:

Beginning of period                                                 156,163,628          66,043,310
End of period (including undistributed net investment income
of $16,871,436 and $4,043,446, respectively)                      $ 212,290,236       $ 156,163,628

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a share outstanding throughout each period)

YEAR ENDED DECEMBER 31                                       1998          1997        1996        1995        1994 1
NET ASSET VALUE, BEGINNING OF PERIOD                        $10.95        $10.24     $  9.79      $ 8.87      $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         0.87          0.88        0.88        0.85        0.75
Net realized and unrealized gain (loss) on investments       (0.57)         0.48        0.45        0.89       (1.12)
TOTAL FROM INVESTMENT OPERATIONS                              0.30          1.36        1.33        1.74       (0.37)
LESS DISTRIBUTIONS:
Distributions from net investment income                     (0.26)        (0.61)      (0.88)      (0.82)      (0.75)
Distributions in excess of net investment income 2               -            -          -            -        (0.01)
Distributions from net realized gain on investments          (0.07)        (0.04)        -            -           -
TOTAL DISTRIBUTIONS                                          (0.33)        (0.65)      (0.88)      (0.82)      (0.76)
NET ASSET VALUE, END OF PERIOD                              $10.92        $10.95      $10.24      $ 9.79     $  8.87
TOTAL RETURN 3                                                2.70%        13.83%      14.31%      20.38%      (3.73%)

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                      0.78%         0.80%       0.80%       0.80%       0.41%  4
Net investment income                                         9.01%         8.70%       9.23%       9.27%       9.11%  4
Expense waiver 5                                                 -%         0.09%       0.59%       3.40%      10.01%  4
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                   $212,290      $156,164     $66,043     $20,165      $1,457
Portfolio turnover                                              27%           52%         51%         48%         18%

1 Reflects operations for the period from February 2, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (the start of business) to February 1, 1994, the fund had no public investment.

2 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 1998

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective is to seek high current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed corporate bonds, are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount. The following reclassifications have been made to financial statements.

              INCREASE (DECREASE)
                    ACCUMULATED    UNDISTRIBUTED NET
                    NET REALIZED   INVESTMENT

PAID-IN CAPITAL     GAIN/LOSS      INCOME
 (10,301)              (74,289)               84,590

Net investment income, net realized gains/losses and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Trust's pricing committee.

Additional information on each restricted security held at December 31, 1998 is as follows:


SECURITY                                                     ACQUISITION DATE          ACQUISITION COST
AEI Holdings Co., Sr. Note                                   11/06/1998 - 12/14/1998        $   693,125
AEI Resources, Inc., Sr. Sub. Note                           12/07/1998                       1,000,000
Agrilink Foods, Inc., Sr. Sub. Note                          11/13/1998                       1,050,000
Albecca Inc., Sr. Sub. Note                                  08/06/1998 - 11/05/1998          1,350,000
Allied Waste North America, Inc., Sr. Note                   12/14/1998                       2,000,000
Allied Waste North America, Inc., Sr. Note                   12/30/1998                         506,875
American Business Information Sr. Sub. Note                  06/12/1998                         175,000
American Cellular Corp., Sr. Note                            05/06/1998 - 06/05/1998            995,575
Arch Communications, Inc., Sr. Note                          06/24/1998                         490,245
Ball Corp., Sr. Sub. Note                                    08/05/1998                         500,000
Bar Technologies, Inc., Warrants                             08/28/1996                           5,588
The Boyds Collection, Ltd., Sr. Sub. Note                    04/16/1998 - 05/20/1998            549,500
Carrols Corp., Sr. Sub. Note                                 11/18/1998                         525,000
Centennial Cellular Corp., Sr. Sub. Note                     12/09/1998                         653,906
Chancellor Media Corp., Sr. Unsecd. Note                     11/11/1998                       1,635,992
Diva Systems Corp., Sr. Note                                 12/15/1998                         320,508
Domino's, Inc., Sr. Sub. Note                                12/10/1998                         625,000
Electronic Retailing Systems International, Inc., Warrants   06/17/1997                          10,407
Fisher Scientific International, Inc., Sr. Sub. Note         11/10/1998                         313,625

SECURITY                                                     ACQUISITION DATE          ACQUISITION COST
HDA Parts Systems, Inc., Sr. Sub. Note                       07/28/1998                    $    425,000
Hermes Europe Railtel B.V., Sr. Note                         12/21/1998                         600,000
The Holt Group, Inc., Sr. Note                               01/14/1998 - 03/13/1998            737,688
Huntsman Corp., Sr. Sub. Note                                11/24/1998                         839,375
International Utility Structures, Inc., Unit                 08/01/1998                               -
International Utility Structures, Inc., Unit                 01/27/1998                         100,000
Level 3 Communications, Inc., Sr. Disc. Note                 11/24/1998                       1,965,716
McLeod, Inc., Sr. Note                                       10/22/1998                         375,000
Metromedia Fiber Network, Inc., Sr. Note                     11/20/1998                         425,000
MetroNet Communications Corp., Warrants                      12/31/1997                               -
MetroNet Escrow Corp., Sr. Note                              11/04/1998                         850,000
NTL, Inc., Sr. Defd. Cpn. Note                               03/06/1998 - 06/12/0998          1,016,717
NTL, Inc., Sr. Note                                          10/26/1998                         300,000
National Equipment Services, Inc., Sr. Sub. Note, Series C   12/08/1998                         856,013
Pegasus Communications Corp. Sr. Note                        11/24/1998                         525,000
PsiNet, Inc., Sr, Note                                       10/27/1998                         575,000
Qwest Communications International, Inc., Sr. Note           10/28/1998                         525,000
Tenet Healthcare Corp., Sr. Note                             07/07/1998                         202,750
True Temper Sports, Inc., Sr. Sub. Note                      11/18/1998                         300,000
United Rental, Inc., Sr. Sub Note                            12/08/1998                       1,250,000
Verio, Inc., Sr. Note                                        11/20/1998                         475,000


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:


YEAR ENDED DECEMBER 31                                        1998          1997
Shares sold                                                12,858,666     10,549,129
Shares issued to shareholders in payment
of distributions declared                                     469,646        543,973
Shares redeemed                                            (8,146,880)    (3,281,443)
Net change resulting from share transactions                5,181,432      7,811,659

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntary choose to waive any portion of its fee. The Adviser can modify of terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Trust's accounting records for which it receives a fee. The fee in based on the level of the Trust's average daily net assets for the period, plus out of pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses and/or start-up administrative service expenses of $47,820 were borne initially by Advisors. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the period ended December 31, 1998, the Fund amortized $13,370 of organizational expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 1998, were as follows:

Purchases    $120,252,233
Sales        $ 48,350,631

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED HIGH INCOME BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Income Bond Fund II (the "Fund") (a portfolio of the Federated Insurance Series) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated High Income Bond Fund II as of December 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
February 12, 1999

Trustees

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS
WILLIAM J. COPELAND
J. CHRISTOPHER DONAHUE
JAMES E. DOWD, ESQ.
LAWRENCE D. ELLIS, M.D.
EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN
JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR
MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

MATTHEW S. HARDIN

Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

ANNUAL REPORT

[Graphic]

Federated High Income Bond Fund II

Federated Insurance Series

ANNUAL REPORT
TO SHAREHOLDERS

December 31, 1998

[Graphic]

 Federated High Income Bond Fund II
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

 Cusip 313916306
 G00844-01 (2/99)

[Graphic]
[Graphic]

ANNUAL REPORT

PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Prime Money Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year period from January 1, 1998 through December 31, 1998. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's money market holdings and the financial statements.

Over the reporting period, the fund kept shareholders' cash working-and accessible-every day while maintaining a stable share price of $1.00. 1

To provide a competitive daily yield, the fund invests in a diversified portfolio of high-quality money market securities. Over the 12-month reporting period, the fund paid a total of $0.05 per share in dividends to shareholders. On December 31, 1998, net assets reached $103 million.

Thank you for choosing Federated Prime Money Fund II as a convenient, professionally managed way to keep your ready cash working. We will continue to keep you up-to-date on your investment, and welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue

President

February 15, 1999

1 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

INVESTMENT REVIEW

Federated Prime Money Fund II invests in money market instruments maturing in 397 days or less. The average maturity of these securities, computed on a dollar-weighted basis, is restricted to 90 days or less. Portfolio securities must be rated in one of the two highest short-term rating categories by one or more of the nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings. Typical security types include, but are not limited to, commercial paper, certificates of deposit, time deposits, variable rate instruments and repurchase agreements.

Economic growth during the second half of 1998 resumed its above-average pace, after a brief slowdown in the second quarter. Specifically, third quarter gross domestic product ("GDP") registered 3.9% while fourth quarter GDP topped the year at 5.6%. Despite the high growth, though, inflation remained subdued by all measures. The consumer price index rose just 1.6% for the 12 months ended December 31, 1998. For the same time period, the producer price index actually declined 0.2%, due mostly to a decline in food and energy prices, while the employment cost index grew 3.8% on an annualized basis through the end of the third quarter.

Thirty-day commercial paper started the reporting period at 5.77% on January 1, 1998, hovered in the 5.50% range area until September 23, 1998, when expectations began to surface about the Federal Reserve Board ("the Fed") lowering rates, and then dropped as low as 4.90% on November 20, 1998, before rising to end the reporting period at 4.98%.

The money market yield curve looked lower but similarly shaped from December 31, 1997 to December 31, 1998. One-month commercial paper rates declined 79 basis points while six-month rates declined 76 basis points reflecting the concern in the market about the lack of liquidity in the U.S. credit markets. The Fed responded to this by lowering the Federal funds target rate three times during the reporting period-25 basis points on September 29, 1998, 25 basis points on October 15, 1998, and 25 basis points on November 17, 1998- to end the reporting period with a 4.75% target rate. The Fed also lowered the discount rate twice by 25 basis points to 4.75% on October 15, 1998, and by 25 basis points on November 17, 1998, to 4.50%.

The target average maturity range for the fund was lengthened from 35- 45 days to 40-50 days on July 6, 1998. It was subsequently increased to 45- 55 days on October 1, 1998, reflecting the Fed's concern about liquidity in the credit markets and the current easing scenario. In structuring the fund, there is continued emphasis placed on positioning 30-35% of the fund's assets in variable rate demand notes and accomplishing a modest barbell structure.

During the reporting period ended December 31, 1998, the net assets of the fund increased from $59.7 to $103.1 million while the seven-day net yield decreased from 5.10% to 4.52%. 1 The effective average maturity of the fund on December 31, 1998, was 52 days.

1 Performance quoted represents past performance and is not indicative of future results. Yield will vary. Yields quoted for money market funds most closely reflect the fund's current earnings.

Portfolio of Investments
December 31, 1998



PRINCIPAL

AMOUNT                                                                                   VALUE

                  SHORT-TERM NOTES-6.3%

                  BANKING-1.9%

  $ 1,000,000     SALTS III Cayman Island Corp., Series 1998-11, (Guaranteed
                  by Bankers Trust International, PLC), 5.589%, 3/12/1999           $   1,000,000
    1,000,000     SALTS III Cayman Island Corp., Series 1998-13, (Guaranteed
                  by Bankers Trust International, PLC), 5.571%, 3/18/1999               1,000,000
                  TOTAL                                                                 2,000,000
                  FINANCE - AUTOMOTIVE-0.5%

      122,629     Chase Manhattan Auto Owner Trust 1998-C, Class A-1, 5.588%,
                  7/9/1999                                                                122,622
      369,441     Premier Auto Trust 1998-5, Class A-1, 5.140%, 7/8/1999                  369,357
                  TOTAL                                                                   491,979
                  FINANCE - EQUIPMENT-2.5%

      585,890     Copelco Capital Funding Trust 1998-A, Class A-1, 5.680%,

                  8/15/1999                                                               585,890
    2,000,000     Green Tree Lease Finance LLC 1998-1, Class A-1, 5.201%,
                  1/20/2000                                                             2,000,000
                  TOTAL                                                                 2,585,890

                  INSURANCE-0.8%

      604,744     Americredit Automobile Receivables Trust 1998-C, Class A-1,
                  (Insured by FSA), 5.380%, 9/12/1999                                     604,744
      200,609     WFS Financial Owner Trust 1998-B, Class A-1, (Insured by

                  FSA), 5.658%, 7/20/1999                                                 200,609
                  TOTAL                                                                   805,353

                  RECREATION-0.6%

       72,978     Greentree Recreational, Equipment & Consumer Trust 1998-B,

                  Class A-1, 5.669%, 7/15/1999                                             72,978
      534,383     Greentree Recreational, Equipment & Consumer Trust 1998-C,
                  Class A-1, 5.554%, 8/15/1999                                            534,383
                  TOTAL                                                                   607,361
                  TOTAL SHORT-TERM NOTES                                                6,490,583
                  CERTIFICATES OF DEPOSIT-5.4%

                  BANKING-5.4%

    1,000,000     KeyBank, N.A., 5.080%, 4/9/1999                                       1,000,000
    2,600,000     Societe Generale, Paris, 5.645% - 5.835%, 2/26/1999 -
                  4/27/1999                                                             2,599,806
    2,000,000     Svenska Handelsbanken, Stockholm, 5.800%, 4/6/1999                    1,999,776
                  Total Certificates Of Deposit                                         5,599,582
PRINCIPAL

AMOUNT                                                                                    VALUE

                  COMMERCIAL PAPER-57.7%

                  AEROSPACE/AUTO-4.7%

 $  4,900,000     Johnson Controls, Inc., 5.392% - 5.494%, 1/13/1999 -
                  1/20/1999                                                        $    4,889,366
                  BANKING-9.2%

      500,000     Abbey National N.A. Corp., (Guaranteed by Abbey National

                  Bank PLC, London), 5.003%, 5/4/1999                                     491,663
    1,000,000     Cregem North America, Inc., (Guaranteed by Credit Communal
                  de Belgique, Brussles), 5.635%, 2/3/1999                                994,977
    5,507,000     Fountain Square Commercial Funding Corp., (Fifth Third Bank,
                  Cincinnati Support Agreement), 5.243% - 5.422%, 3/1/1999 -

                  3/15/1999                                                             5,450,476
    2,600,000     Westpac Capital Corp., (Guaranteed by Westpac Banking Corp.
                  Ltd., Sydney),

                  5.297% - 5.450%, 1/11/1999 - 3/22/1999                                2,586,155
                  TOTAL                                                                 9,523,271
                  BROKERAGE-3.9%

    4,000,000     Salomon Smith Barney Holdings, Inc., 5.145% - 5.299%,
                  1/6/1999 - 3/8/1999                                                   3,977,036
                  CHEMICALS-1.1%

    1,141,000     IMC Global, Inc., 5.782% - 6.028%, 1/14/1999 - 1/20/1999              1,137,904
                  FINANCE - AUTOMOTIVE-3.9%
    4,000,000     Ford Motor Credit Corp., 5.139%, 2/5/1999                             3,980,361
                  FINANCE - COMMERCIAL-14.1%
    1,000,000     Asset Securitization Cooperative Corp., 5.156%, 4/16/1999               985,242
    4,000,000     Falcon Asset Securitization Corp., 5.331%, 2/11/1999                  3,975,992
    1,000,000     General Electric Capital Corp., 5.455%, 2/12/1999                       993,782
    3,641,000     Greenwich Funding Corp., 4.889% - 5.215%, 3/5/1999 -
                  4/6/1999                                                              3,602,509
    5,000,000     Sheffield Receivables Corp., 5.217% - 5.359%, 2/22/1999 -
                  3/15/1999                                                             4,956,147
                  TOTAL                                                                14,513,672

                  FINANCE - EQUIPMENT-0.8%

      785,000     Comdisco, Inc., 5.687% - 6.087%, 1/15/1999 - 1/28/1999                  783,133
                  FINANCE - RETAIL-11.0%
    2,000,000     American Express Credit Corp., 5.023%, 4/12/1999                      1,972,506
    4,500,000     Associates First Capital Corp., 4.949% - 5.094%, 4/19/1999 -
                  5/27/1999                                                             4,417,797
    5,000,000     Island Finance, Puerto Rico, (Norwest Financial Inc. Support
                  Agreement)

                  5.200%, 2/16/1999                                                     4,967,097
                  TOTAL                                                                11,357,400

                  INDUSTRIAL PRODUCTS-0.8%

      851,000     Praxair, Inc., 5.731% - 5.834%, 1/27/1999 - 2/23/1999                   846,004
PRINCIPAL
AMOUNT                                                                                    VALUE
                  COMMERCIAL PAPER-continued

                  INSURANCE-2.3%

 $    946,000     CNA Financial Corp., 5.533% - 5.899%, 1/15/1999 - 1/28/1999      $      942,861
    1,000,000     CXC, Inc., 5.161%, 5/17/1999                                            980,998
      500,000     Marsh & McLennan Cos., Inc., 5.637%, 3/29/1999                          493,408
                  TOTAL                                                                 2,417,267
                  MACHINERY, EQUIPMENT, AUTO-3.8%

    2,000,000     Allied-Signal, Inc., 5.625%, 1/22/1999                                1,993,525
    2,000,000     Eaton Corp., 5.597%, 5/11/1999                                        1,960,856
                  TOTAL                                                                 3,954,381
                  OIL & OIL FINANCE-1.1%

    1,179,000     Occidental Petroleum Corp., 5.752% - 6.135%, 1/15/1999 -
                  2/19/1999                                                             1,174,284

                  TELECOMMUNICATIONS-1.0%

      991,000     MCI Worldcom, Inc., 5.731% - 5.732%, 1/11/1999 - 1/19/1999              988,640
                  TOTAL COMMERCIAL PAPER                                               59,542,719
                  LOAN PARTICIPATION-2.5%
                  ELECTRICAL EQUIPMENT-0.6%
      600,000     Mt. Vernon Phenol Plant Partnership, (Guaranteed by General
                  Electric Co.), 5.370%, 5/17/1999                                        600,000
                  INSURANCE-1.9%

    2,000,000     Marsh & McLennan Cos., Inc., 5.254%, 5/24/1999                        2,000,000
                  TOTAL LOAN PARTICIPATION                                              2,600,000
                  NOTES-VARIABLE-13.7% 2

                  BANKING-9.3%

      160,000     Alabama State IDA, (Wellborn Cabinet, Inc.), Tax Revenue

                  Bonds, (Amsouth Bank N.A., Birmingham LOC), 5.480%, 1/7/1999            160,000
    1,000,000     Bankers Trust Co., New York, 4.880%, 1/1/1999                           999,712
      800,000   1 Bankers Trust Corp., 4.960%, 1/1/1999                                   800,000
        6,000     Capital One Funding Corp., Series 1995-A, (Bank One,
                  Indiana, N.A. LOC), 5.570%, 1/7/1999                                      6,000
      170,000     Denver Urban Renewal Authority, (Series 1992-B), (Paribas,
                  Paris LOC), 5.700%, 1/7/1999                                            170,000
      345,000     Edgefield County, SC, Series 1997 (Bondex Inc. Project),
                  (Marine Midland Bank N.A., Buffalo, NY LOC), 5.076%,

                  1/7/1999                                                                345,000
      185,000     Franklin County, OH, Edison Welding, Series 1995,
                  (Huntington National Bank, Columbus, OH LOC), 5.570%,

                  1/7/1999                                                                185,000
      400,000     La-Man Corp., (SouthTrust Bank of Alabama, Birmingham LOC),
                  5.680%, 1/1/1999                                                        400,000

PRINCIPAL

AMOUNT                                                                                     VALUE

                  NOTES-VARIABLE-continued

 $  1,532,970   1 Liquid Asset Backed Securities Trust, Series 1997-1,
                  (Westdeutsche Landesbank Girozentrale Swap Agreement),
                  5.536%, 1/19/1999                                                $    1,532,970
      625,000     Lynn Haven, FL, Taxable Revenue Bond (Series 1998-B), (Bank
                  One, Ohio, N.A. LOC), 5.770%, 1/7/1999                                  625,000
      560,000     Madison, WI Community Development Authority, Series 1997-B
                  Hamilton Point Apts., (Bank One, Wisconsin, N.A. LOC),

                  5.670%, 1/7/1999                                                        560,000

      198,000     Maryland State IDFA, Human Genome, Series1994, (First

                  National Bank of Maryland, Baltimore LOC), 5.430%, 1/4/1999             198,000
      275,000     Mississippi Business Finance Corp., Metalloy Project,
                  (Comerica Bank, Detroit, MI LOC), 5.460%, 1/7/1999                      275,000
      438,956  1  Rabobank Optional Redemption Trust, Series 1997-101, 5.343%,
                  1/20/1998                                                               438,956
      355,000     Roby Company Ltd. Partnership, (Huntington National Bank,
                  Columbus, OH LOC), 5.570%, 1/7/1999                                     355,000
    1,000,000     Societe Generale, Paris, 4.883%, 1/1/1999                               999,599
      100,000     Southeast Regional Holdings, LLC, Series 1995-A, (Columbus

                  Bank and Trust Co., GA LOC), 5.280%, 1/7/1999                           100,000
    1,200,000     Trap Rock Industries, Inc., Series 1997, (First Union
                  National Bank, Charlotte, NC LOC), 6.050%, 1/6/1999                   1,200,000
      186,000     Vista Funding Corp., Series 1994-A, (Fifth Third Bank of
                  Northwestern OH LOC), 5.570%, 1/7/1999                                  186,000
                  TOTAL                                                                 9,536,237

                  INSURANCE-4.4%

    2,000,000     General American Life Insurance Co., 5.780%, 1/21/1999                2,000,000
    1,000,000     Jackson National Life Insurance Co., 5.289%, 1/2/1999                 1,000,000
      544,657   1 Liquid Asset Backed Securities Trust, Series 1997-3 Senior
                  Notes, (Guaranteed by AMBAC), 5.254%, 3/28/1999                         544,657
    1,000,000     Travelers Insurance Company, 5.353%, 1/1/1999                         1,000,000
                  TOTAL                                                                 4,544,657
                  TOTAL NOTES-VARIABLE                                                 14,080,894


PRINCIPAL

AMOUNT                                                                                    VALUE

                  REPURCHASE AGREEMENTS-12.9% 3

 $  1,702,000     Nationsbanc Montgomery Securities, Inc., 5.100%, dated

                  12/31/1998, due 1/4/1999                                         $    1,702,000
    5,000,000     Paribas Corp., 5.100%, dated 12/31/1998, due 1/4/1999                 5,000,000
    2,559,000     Prudential Securities, Inc., 5.100%, dated 12/31/1998, due
                  1/4/1999                                                              2,559,000
    2,000,000     Societe Generale Securities Corp., 4.850%, dated 12/31/1998,
                  due 1/4/1999                                                          2,000,000
    2,000,000     Toronto Dominion Securities (USA) Inc., 4.970%, dated
                  12/31/1998, due 1/4/1999                                              2,000,000
                  TOTAL REPURCHASE AGREEMENTS                                          13,261,000
                  TOTAL INVESTMENTS (AT AMORTIZED COST) 4                           $ 101,574,778

1 Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At December 31, 1998, these securities amounted to $3,316,583 which represents 3.2% of net assets.

2 Floating rate note with current rate and next reset date shown.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

4 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($103,096,582) at December 31, 1998.

The following acronyms are used throughout this portfolio:

AMBAC -American Municipal Bond Assurance Corporation FSA -Financial Security Assurance IDA -Industrial Development Authority IDFA -Industrial Development Finance Authority LLC -Limited Liability Corporation LOC -Letter of Credit PLC -Public Limited Company

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities
December 31, 1998


ASSETS:
Investments in repurchase agreements                             $ 13,261,000
Investments in securities                                          88,313,778
Total investments at amortized cost and value                                     $ 101,574,778
Income receivable                                                                       359,636
Receivable for shares sold                                                            1,886,997
TOTAL ASSETS                                                                        103,821,411
LIABILITIES:

Payable for shares redeemed                                           678,019
Payable to Bank                                                        23,872
Accrued expenses                                                       22,938
TOTAL LIABILITIES                                                                       724,829
Net Assets for 103,096,582 shares outstanding                                     $ 103,096,582
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
$103,096,582 / 103,096,582 shares outstanding                                             $1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations
Year Ended December 31, 1998


INVESTMENT INCOME:
Interest                                                                     $ 4,681,873
EXPENSES:

Investment advisory fee                                      $ 417,405
Administrative personnel and services fee                      125,000
Custodian fees                                                  12,587
Transfer and dividend disbursing agent fees and expenses        16,899
Trustees' fees                                                   2,162
Auditing fees                                                   12,691
Legal fees                                                       6,933
Portfolio accounting fees                                       33,542
Share registration costs                                         6,306
Printing and postage                                            25,699
Insurance premiums                                               6,866
Miscellaneous                                                    9,406
TOTAL EXPENSES                                                 675,496
WAIVER:
Waiver of investment advisory fee                               (4,302)
Net expenses                                                                     671,194
Net investment income                                                        $ 4,010,679

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


YEAR ENDED DECEMBER 31                                                  1998                 1997
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:

Net investment income                                            $    4,010,679       $    2,970,896
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                             (4,010,679)          (2,970,896)
SHARE TRANSACTIONS:

Proceeds from sale of shares                                        316,636,277          247,591,033
Net asset value of shares issued to shareholders in payment
of distributions declared                                             4,013,066            2,968,806
Cost of shares redeemed                                            (277,212,104)        (236,555,828)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS               43,437,239           14,004,011
Change in net assets                                                 43,437,239           14,004,011
NET ASSETS:

Beginning of period                                                  59,659,343           45,655,332
End of period                                                    $  103,096,582       $   59,659,343

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a share outstanding throughout each period)

YEAR ENDED DECEMBER 31                     1998          1997        1996        1995        1994 1
NET ASSET VALUE, BEGINNING OF PERIOD         $ 1.00       $ 1.00      $ 1.00      $ 1.00     $ 1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.05         0.05        0.05        0.05       0.01
LESS DISTRIBUTIONS:
Distributions from net investment income      (0.05)       (0.05)      (0.05)      (0.05)     (0.01)
NET ASSET VALUE, END OF PERIOD               $ 1.00       $ 1.00      $ 1.00      $ 1.00     $ 1.00
TOTAL RETURN 2                                 4.92%        4.93%       4.75%       5.20%      0.50%

RATIOS TO AVERAGE NET ASSETS:

Expenses                                       0.80%        0.80%       0.80%       0.80%      0.80% 3
Net investment income                          4.80%        4.84%       4.68%       5.12%      4.26% 3
Expense waiver 4                               0.01%        0.20%       0.57%       2.69%     71.84% 3
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)    $103,097      $59,659     $45,655     $17,838       $552

1 Reflects operations for the period from November 18, 1994 (date of initial public investment) to December 31, 1994. For the period from December 10, 1993 (start of business) to November 17, 1994, the Fund had no public investment.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements
December 31, 1998

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Prime Money Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each restricted security held at December 31, 1998 is as follows:


                                            ACQUISITION    ACQUISITION

SECURITY                                    DATE           COST
Bankers Trust Corp.                         7/30/1998      $   800,000

Liquid Asset Backed Securities Trust,

Series 1997-1                               2/19/1997        1,532,970
Liquid Asset Backed Securities Trust,
Series 1997-3                               6/27/1997          544,657

Rabobank Optional Redemption Trust,

Series 1997-101                             4/17/1997          438,956

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At December 31, 1998, capital paid-in aggregated $103,096,582.

Transactions in shares were as follows:



YEAR ENDED DECEMBER 31                                       1998             1997
Shares sold                                                   316,636,277      247,591,033
Shares issued to shareholders in payment of

distributions declared                                          4,013,066        2,968,806
Shares redeemed                                              (277,212,104)    (236,555,828)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS                   43,437,239       14,004,011

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $22,431 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended December 31, 1998, the Fund was fully amortized.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED PRIME MONEY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Prime Money Fund II (the "Fund") (a portfolio of the Federated Insurance Series) as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended December 31, 1998 and 1997, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of of Federated Prime Money Fund II as of December 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
February 12, 1999

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

J. CHRISTOPHER DONAHUE

JAMES E. DOWD, ESQ.

LAWRENCE D. ELLIS, M.D.

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

MATTHEW S. HARDIN

Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

ANNUAL REPORT

[Graphic]

Federated Prime Money Fund II

Federated Insurance Series

ANNUAL REPORT TO SHAREHOLDERS

December 31, 1998

[Graphic]
Federated Prime Money Fund II

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

1-800-341-7400

WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor

Cusip 313916504
G00842-01 (2/99)

[Graphic]

ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated International Equity Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year period from January 1, 1998 through December 31, 1998. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's international stock holdings and the financial statements.

Federated International Equity Fund II brings you long-term growth opportunities through a broadly diversified portfolio of stocks issued by companies throughout the world. Investing in international stocks can smooth out periodic ups and downs in U.S. stock performance because international markets respond to different influences than U.S. markets. 1

While it was a volatile year for international markets, Europe was a bright spot. The fund's focus in that region and strong security selection produced a highly positive total return of 25.57% as net asset value increased from $12.27 to $15.39. 2 At the end of the reporting period, total assets reached $52 million.

Thank you for choosing Federated International Equity Fund II as a diversified, professionally managed way to participate in the long-term growth opportunities of international stocks. We look forward to keeping you informed about your investment's progress.

Sincerely,

[Graphic]

J. Christopher Donahue

President

February 15, 1999

1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

2 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

Investment Review

WHAT IS YOUR REVIEW OF THE INTERNATIONAL EQUITY MARKETS DURING THE FUND'S FISCAL YEAR PERIOD?

The international equity markets were highly volatile during the fiscal year ended December 31, 1998, and western Europe emerged as the clear winner for the international investor. The year began in a chaotic fashion, with Asia (excluding Japan), Latin America and Eastern Europe gyrating from month-to-month on concerns of currency devaluation and general political uncertainty. Swings of 30-50% per month were not uncommon as investors first panicked, then dove back into the emerging markets, only to panic again. Falling commodity prices, especially oil, also weighed heavily on commodity-dependent nations such as Venezuela and Norway. In Russia, the government defaulted on its domestic debt and sent the financial world into a tailspin; major international banks disclosed huge loan losses as well as trading losses with highly leveraged hedge funds.

In western Europe the outlook remained bright, although gross domestic product ("GDP") and corporate earnings were revised downwards during the course of the year mainly due to the slowdown among Europe's large trading partners. Aside from the UK, which experienced a manufacturing recession, the economies of Europe were strong across the board, and the southern economies of Italy, Spain, and Portugal benefited from interest rate convergence which spurred along their equity markets in the run-up to the EURO.

HOW DID FEDERATED INTERNATIONAL EQUITY FUND II PERFORM DURING THE PERIOD COMPARED TO ITS BENCHMARK, AND WHAT STRATEGIES INFLUENCED THE FUND'S

RETURN?

For the fiscal year ended December 31, 1998, Federated International Equity Fund II produced a total return of 25.57% based on net asset value. 1 This positive return was higher than the 20.00% return of the fund's benchmark, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") for the same period.2 Additionally, the fund's return was 12.84% higher than the average total return of the 501 international equity funds tracked by Lipper Analytical Services, 12.73%.3

The fund's positive performance was due primarily to two strategic decisions. Firstly, the fund was significantly underweight in Asia relative to the benchmark (at year end, Federated International Equity Fund II had 7.11% in Asia Pacific, versus 26.55% for the EAFE Index). Though stocks are incredibly cheap in the region, we cannot identify a catalyst to unlock this value, and thus we believe they will remain cheap. Secondly, early in the year we established large positions in alternative telecom carriers which were, at the time, undervalued and largely unappreciated by the market. As the market caught on to the larger trend in data traffic, rather than voice, that these companies benefit from, increased investor interest drove these stock prices higher.

1 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges or expenses of a variable annuity or variable life insurance contract.

2 The Morgan Stanley Capital International Europe, Australia and Far East Index
(EAFE) is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand, and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countires in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. This index is unmanaged and investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. Lipper returns do not take sales charges into account.

WHAT ACCOUNTED FOR THE FUND'S ABILITY TO OUTPERFORM THE BENCHMARK INDEX?

Fundamentally, we focus on bottom-up stock selection, and that is what accounted for our recent outperformance. Our top five holdings in the fund, amounting to roughly 12.0% of the total fund at year end, were alternative telecom providers. As mentioned before, these companies are truly the enablers of the next generation of communication via data, rather than traditional voice traffic. By controlling the "pipes," that is, giving companies access to high bandwidth fiber-optics and digital cable, companies such as COLT, Energis, and Cable & Wireless Communications are ushering in a new era in communication. Picking the best companies in dynamic industries such as this leads to outperformance.

WHAT ARE SOME OF YOUR NOTABLE RECENT PURCHASES FOR THE FUND?

Recent purchases to the Federated International Equity Fund II include:

HELSINGIN PUHELIN OYJ (1.55%) provides local, long distance, and mobile telephone services, as well as data transmission in Finland. The Company also leases networks and sells terminals (handsets) providing services to both private individuals and businesses.

ICON PLC (1.66%) is a worldwide provider of clinical research and development services for major pharmaceutical and biotechnology firms. ICON specializes in management, executing and analysis of clinical trials.

QLT PHOTOTHERAPEUTICS (0.99%) develops and commercializes pharmaceutical products and applications of photodynamic therapy. Photodynamic therapy uses light-activated drugs for the treatment of cancer, diseases of the eye and other conditions.

SEAT PAGINE GIALLE SPA (1.24%) publishes white and yellow pages telephone directories in each district in Italy and specializes in business directories in printed form, CD-Rom disks and in databases. In addition, Seat does advertising and market research consulting services.

LOOKING AHEAD TO 1999, WHAT IS YOUR OUTLOOK FOR INTERNATIONAL EQUITIES?

For the coming year, we are bullish on European equities and are comfortable with our relative overweight position in Europe and the UK. With the successful establishment of the European Monitary Union and the trading of the EURO, in addition to the continually falling interest rate environment, the near-term outlook for Euroland is positive. Economic growth among the EURO11 in 1999 is forecast to be roughly 2.4% while inflation is expected to be a benign 1.2%. Economists are forecasting that certain markets, such as the Netherlands and Spain, will experience GDP growth in the neighborhood of 3.0-3.5%, versus world GDP growth which is forecast below 1.9%.

Japan is showing little signs of a turnaround and forecasts for growth may need to be revised downward. Latin America is still very fragile, with Brazil's devaluation causing investors tremendous concern; and the eastern European markets remain volatile, demonstrating their intricate links to the fate of the emerging markets at large.

GROWTH OF $10,000 INVESTED IN THE FEDERATED INTERNATIONAL EQUITY
FUND II

"Graphic representation "E" omitted.  See Appendix."

[Graphic]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1998
1 Year                          25.57%

Start of Performance (5/8/95)   12.75%

The graph above illustrates the hypothetical investment of $10,000 1 in the Federated International Equity Fund II (the "Fund") from May 8, 1995 (start of performance) to December 31, 1998, compared to the Morgan Stanley Capital International Europe Australia Far-East Index (EAFE).2

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Portfolio of Investments

DECEMBER 31, 1998



                                                                               VALUE IN

SHARES                                                                        U.S. DOLLARS

              COMMON STOCKS-97.3%

              AUSTRALIA-3.3%
              BANKING-1.5%

     74,961   Australia & New Zealand Banking Group Ltd., Melbourne          $      490,584
     22,000   Commonwealth Installment Receipt Trustee Ltd.                         312,266
              TOTAL                                                                 802,850
              BEVERAGE & TOBACCO-0.5%

     92,000   Fosters Brewing Group Ltd.                                            249,182
              HEALTH & PERSONAL CARE-1.3%
    154,497 1 Biota Holdings Ltd.                                                   657,978
              TOTAL AUSTRALIA                                                     1,710,010
              BELGIUM-0.9%
              TELECOMMUNICATIONS-0.9%

      9,000 1 Mobistar SA                                                           451,692
              TOTAL BELGIUM                                                         451,692
              CANADA-6.5%
              ELECTRICAL & ELECTRONICS-0.5%

      5,000   Northern Telecom Ltd.                                                 250,572
              HEALTH & PERSONAL CARE-4.8%
     35,000 1 BioChem Pharma, Inc.                                                1,001,875
     22,300 1 QLT PhotoTherapeutics                                                 516,467
     47,100 1 TLC The Laser Center Inc.                                             978,361
      2,000 1 TLC The Laser Center Inc., ADR                                         41,000
              TOTAL                                                               2,537,703
              TELECOMMUNICATIONS-1.2%

     20,350 1 Alliance Atlantis Communications, Corp., Class B                      345,491
     20,900 1 Telesystem International Wireless, Inc.                               263,216
              TOTAL                                                                 608,707
              TOTAL CANADA                                                        3,396,982

              DENMARK-1.4%
              BANKING-0.5%

      3,000   Unidanmark AS, Class A                                                271,043
                                                                               VALUE IN

SHARES                                                                        U.S. DOLLARS

              COMMON STOCKS-continued

              DENMARK-continued

              TELECOMMUNICATIONS-0.9%

      3,600   Tele Danmark AS                                               $       485,898
              TOTAL DENMARK                                                         756,941
              FINLAND-3.4%
              ELECTRICAL & ELECTRONICS-1.2%

      5,000   Nokia Oyj                                                             607,962
              ENERGY SOURCES-0.2%
     20,700 1 Fortum Corp.                                                          125,848
              LEISURE & TOURISM-0.3%
     20,000 1 Rapala Normark Corp.                                                  172,583
              TELECOMMUNICATIONS-1.7%

     13,650   Helsingin Puhelin Oyj                                                 811,130
      4,730 1 Sonera Group Oyj                                                       83,487
              TOTAL                                                                 894,617
              TOTAL FINLAND                                                       1,801,010

              FRANCE-9.2%
              BANKING-1.7%

      3,500   Banque Nationale de Paris                                             288,088
      2,520   Dexia France                                                          388,074
      1,200   Societe Generale, Paris                                               194,241
              TOTAL                                                                 870,403
              BROADCASTING & PUBLISHING-2.0%

      1,450   Canal Plus                                                            395,502
      3,700   Societe Television Francaise 1                                        658,469
              TOTAL                                                               1,053,971
              HEALTH & PERSONAL CARE-0.8%

      1,000   Essilor International SA                                              393,490
              INDUSTRIAL COMPONENTS-0.5%
      3,500   Valeo SA                                                              275,693
              INSURANCE-3.7%

      6,500   Axa                                                                   941,692
     15,000 1 CNP Assurances                                                        455,554
      8,060   Scor                                                                  532,672
              TOTAL                                                               1,929,918

                                                                               VALUE IN

SHARES                                                                        U.S. DOLLARS

              COMMON STOCKS-continued

              FRANCE-continued

              MERCHANDISING-0.5%

      2,500   Etablissements Economiques du Casino Guichard-Perrachon SA    $       260,240
              TOTAL FRANCE                                                        4,783,715
              GERMANY -4.5%
              AUTOMOBILE-0.5%
      3,000   Volkswagen AG                                                         239,410
              BANKING-0.2%

      1,700   HypoVereinsbank, Munich                                               133,115
              ELECTRONIC COMPONENTS, INSTRUMENTS-0.5%
        800   SER Systeme AG                                                        262,090
              HEALTH & PERSONAL CARE-0.6%
      4,500   Beiersdorf AG                                                         310,512
              MULTI-INDUSTRY-2.2%
      4,400   Mannesmann AG                                                         504,260
      1,400   Preussag AG                                                           632,545
              TOTAL                                                               1,136,805
              TELECOMMUNICATIONS-0.5%

        860   MobilCom AG                                                           273,749
              TOTAL GERMANY                                                       2,355,681
              GREECE-0.1%
              TELECOMMUNICATIONS-0.1%

      2,730 1 Panafon Hellenic Telecom SA                                            73,156
              TOTAL GREECE                                                           73,156
              IRELAND-5.8%
              BANKING-1.1%

     31,000   Allied Irish Banks PLC                                                554,625
              FINANCIAL SERVICES-1.0%
     34,500   Irish Permanent PLC                                                   518,218
              HEALTH & PERSONAL CARE-2.8%
      8,700 1 Elan Corp. PLC, ADR                                                   605,194
     25,900 1 ICON PLC, ADR                                                         867,650
              TOTAL                                                               1,472,844
              INSURANCE-0.5%

     30,000   Irish Life PLC                                                        283,104

                                                                               VALUE IN

SHARES                                                                        U.S. DOLLARS

              COMMON STOCKS-continued

              IRELAND-continued

              TELECOMMUNICATIONS-0.4%

      5,200 1 Esat Telecom Group PLC, ADR                                   $       200,200
              TOTAL IRELAND                                                       3,028,991
              ITALY-10.4%
              BANKING-4.3%

    223,000   Banca Nazionale del Lavoro                                            666,930
     27,170   Istituto Bancario San Paolo di Torino                                 479,823
     17,200   Rolo Banca 1473                                                       464,991
    104,000   Unicredito Italiano SPA                                               616,094
              TOTAL                                                               2,227,838
              BROADCASTING & PUBLISHING-1.8%

     30,000   Arnoldo Mondadori Editore SPA                                         396,444
     65,000   Mediaset SPA                                                          526,777
              TOTAL                                                                 923,221
              BUSINESS & PUBLIC SERVICES-1.2%

    690,000 1 Seat Pagine Gialle SPA                                                651,002
              INSURANCE-1.3%

     16,000   Assicurazioni Generali                                                667,695
              REAL ESTATE-0.7%
    720,000 1 Unione Immobiliare SPA                                                375,360
              TELECOMMUNICATIONS-0.9%

     57,000   Telecom Italia SPA                                                    486,075
              UTILITIES - ELECTRICAL & GAS-0.2%
     48,000 1 AEM SPA                                                               115,105
              TOTAL ITALY                                                         5,446,296
              JAPAN-3.8%

              APPLIANCES & HOUSEHOLD DURABLES-0.4%

     12,000   Pioneer Electronic Corp.                                              201,150
              CHEMICALS-0.8%

     10,000   Sony Chemicals Corp.                                                  442,282
              ELECTRICAL & ELECTRONICS-0.5%
      4,000   Fujitsu Support and Service Inc.                                      288,368
              FINANCIAL SERVICES-0.2%
     10,000   Nomura Securities Co. Ltd.                                             87,130
                                                                               VALUE IN

SHARES                                                                        U.S. DOLLARS

              COMMON STOCKS-continued

              JAPAN-continued

              INSURANCE-0.3%

     25,000   Sumitomo Marine & Fire Insurance Co., Ltd.                    $       158,337
              RECREATION, OTHER CONSUMER GOODS-1.1%
      2,600   Nintendo Co., Ltd.                                                    251,835
      7,400   Sony Music Entertainment, Inc.                                        340,380
              TOTAL                                                                 592,215
              TELECOMMUNICATIONS-0.5%

         65   DDI Corp.  241,486

              TOTAL JAPAN                                                         2,010,968

              LUXEMBOURG-0.2%
              BROADCASTING & PUBLISHING-0.2%

        549 1 Societe Europeenne des Satellites                                      88,059
              TOTAL LUXEMBOURG                                                       88,059
              NETHERLANDS-10.6%
              BEVERAGE & TOBACCO-0.6%

      5,000   Heineken NV                                                           300,740
              BROADCASTING & PUBLISHING-1.0%
      2,500   Wolters Kluwer NV                                                     534,678
              BUSINESS & PUBLIC SERVICES-0.5%
      3,500   Cap Gemini NV                                                         244,052
              ELECTRICAL & ELECTRONICS-0.9%
    104,000 1 TAS Groep NV                                                          492,681
              FOOD & HOUSEHOLD PRODUCTS-3.4%
     14,800 1 Benckiser NV                                                          968,968
     17,000   Koninklijke Numico NV                                                 809,869
              TOTAL                                                               1,778,837
              HEALTH & PERSONAL CARE-0.9%

      7,500 1 QIAGEN NV                                                             480,619
              MERCHANDISING-1.0%

     14,000   Koninklijke Ahold NV                                                  517,166
              TELECOMMUNICATIONS-2.3%

     17,600 1 Equant NV, ADR                                                      1,193,500
              TOTAL NETHERLANDS                                                   5,542,273

                                                                               VALUE IN

SHARES                                                                        U.S. DOLLARS

              COMMON STOCKS-continued
              NORWAY-0.6%
              BUSINESS & PUBLIC SERVICES-0.5%

     27,000   Merkantildata ASA                                             $       266,500
              ELECTRICAL & ELECTRONICS-0.1%
     25,580 1 Sensonor ASA                                                           67,329
              TOTAL NORWAY                                                          333,829
              PORTUGAL-1.6%
              BANKING-0.4%

      6,300   Banco Commercial Portugues SA, Class R                                193,775
      1,800   Banco Pinto & Sotto Mayor, SA                                          34,143
              TOTAL                                                                 227,918
              INSURANCE-0.6%

      9,600   Companhia de Seguros Tranquilidade                                    306,527
              TELECOMMUNICATIONS-0.6%

      1,500   Telecel - Comunicacaoes Pessoais, SA                                  306,759
              TOTAL PORTUGAL                                                        841,204
              SPAIN-1.6%
              BANKING-1.1%

     10,000   Argentaria SA                                                         258,584
      5,020   Banco Pastor SA                                                       314,368
              TOTAL                                                                 572,952
              MULTI-INDUSTRY-0.5%

     18,000   Corporacion Financiera Reunida SA                                     261,540
              TOTAL SPAIN                                                           834,492
              SWEDEN-4.8%
              BANKING-0.4%

     20,000   Skandiviska Enskilda Banken, Class A                                  210,467
              DATA PROCESSING & REPRODUCTION-1.1%
     37,700 1 Modern Times Group MTG AB, Class B                                    559,134
              ELECTRICAL & ELECTRONICS-0.4%
      7,500   Enator AB                                                             207,697
              INDUSTRIAL COMPONENTS-0.9%
     12,700   Autoliv, Inc., ADR                                                    454,867
              MACHINERY & ENGINEERING-0.4%
     12,300   Scania AB, Class B                                                    227,083
                                                                               VALUE IN

SHARES                                                                        U.S. DOLLARS

              COMMON STOCKS-continued

              SWEDEN-continued

              TELECOMMUNICATIONS-1.6%

      4,000   Europolitan Holdings AB                                       $       391,394
    123,000 1 Societe Europeenne de Communication SA, Class B, ADR                  454,165
              TOTAL                                                                 845,559
              TOTAL SWEDEN                                                        2,504,807

              SWITZERLAND-5.2%
              FOOD & HOUSEHOLD PRODUCTS-1.1%

      1,436 1 Barry Callebaut AG                                                    326,150
         10   Lindt & Spruengli AG                                                  262,066
              TOTAL                                                                 588,216
              HEALTH & PERSONAL CARE-1.6%

        420   Novartis                                                              825,508
              INSURANCE-2.1%

        740   Schweizerische Lebensversicherungs - und Rentenanstalt                549,465
        715   Zurich Allied AG                                                      529,340
              TOTAL                                                               1,078,805
              RECREATION, OTHER CONSUMER GOODS-0.4%

      1,500   The Swatch Group AG                                                   224,667
              TOTAL SWITZERLAND                                                   2,717,196
              UNITED KINGDOM-21.2%

              BANKING-0.9%

     15,000   National Westminster Bank, PLC, London                                290,331
     11,000   Royal Bank of Scotland Group PLC, Edinburgh                           179,831
              TOTAL                                                                 470,162
              BROADCASTING & PUBLISHING-1.5%

     40,000   Carlton Communications PLC                                            368,167
     50,000   United News & Media PLC                                               434,458
              TOTAL                                                                 802,625
              BUSINESS & PUBLIC SERVICES-3.7%

     22,000 1 ECsoft Group PLC, ADR                                                 775,500
     25,000   Hays PLC                                                              220,136
     80,000   Securicor PLC                                                         671,208
     30,000   SEMA Group PLC                                                        295,564
              TOTAL                                                               1,962,408

                                                                               VALUE IN

SHARES                                                                        U.S. DOLLARS

              COMMON STOCKS-continued
              UNITED KINGDOM-continued
              HEALTH & PERSONAL CARE-3.6%

     18,200   Bespak PLC                                                    $       281,058
     28,000   Glaxo Wellcome PLC                                                    963,881
     45,066   Smithkline Beecham PLC                                                624,582
              TOTAL                                                               1,869,521
              INSURANCE-0.9%

     18,000   Prudential Corp. PLC                                                  274,581
     25,000   Royal & Sun Alliance Insurance Group PLC                              203,522
              TOTAL                                                                 478,103
              LEISURE & TOURISM-1.0%

     30,000   Granada Group PLC                                                     525,835
              MERCHANDISING-0.9%

     70,000   Somerfield PLC                                                        467,520
              TELECOMMUNICATIONS-7.5%

    111,500 1 Cable & Wireless Communications PLC                                 1,017,004
     85,600 1 COLT Telecom Group PLC                                              1,294,168
     72,500 1 Energis PLC                                                         1,614,055
              TOTAL                                                               3,925,227
              TRANSPORTATION - ROAD & RAIL-0.5%
     57,000   Avis Europe PLC                                                       237,697
              UTILITIES - ELECTRICAL & GAS-0.7%
     43,350   National Grid Co. PLC                                                 345,705
              TOTAL UNITED KINGDOM                                               11,084,803
              UNITED STATES-2.2%

              TELECOMMUNICATIONS-2.2%

     25,100 1 Global Crossing Ltd.                                                1,132,638
              TOTAL UNITED STATES                                                 1,132,638
              TOTAL COMMON STOCKS (IDENTIFIED COST $39,975,019)                  50,894,743

SHARES OR

PRINCIPAL                                                                    VALUE IN
AMOUNT                                                                     U.S. DOLLARS

              CORPORATE BONDS-0.0%
              UNITED KINGDOM-0.0%

              UTILITIES - ELECTRICAL & GAS-0.0%

     11,000   National Grid Group PLC, Bond, 4.25%, 2/17/2008               $        23,210
              TOTAL CORPORATE BONDS (IDENTIFIED COST $17,851)                        23,210
              PREFERRED STOCKS-0.7%
              PORTUGAL-0.7%
              MULTI-INDUSTRY-0.7%
     30,550   Lusomundo Sociedade Gestora de Participacoes Sociais SA,
              Pfd.  354,452
              TOTAL PREFERRED STOCKS (IDENTIFIED COST $416,465)                     354,452
              REPURCHASE AGREEMENT-0.3% 2

  $ 130,000   Westdeutsche Landesbank Girozentrale, 4.90%, dated

              12/31/1998, due 1/4/1999 (AT AMORTIZED COST)                          130,000
              TOTAL INVESTMENTS (IDENTIFIED COST $40,539,335) 3              $   51,402,405


1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $40,681,390. The net unrealized appreciation of investments on a federal tax basis amounts to $10,721,015 which is comprised of $11,207,998 appreciation and $486,983 depreciation at December 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($52,308,358) at December 31, 1998.

The following acronym is used throughout this portfolio:

ADR -American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

DECEMBER 31, 1998



ASSETS:

Total investments in securities, at value (identified cost

$40,539,335 and tax cost $40,681,390)                                            $  51,402,405
Cash                                                                                     5,051
Income receivable                                                                       47,846
Receivable for investments sold                                                        963,646
Receivable for shares sold                                                               2,374
Deferred organizational costs                                                            5,599
TOTAL ASSETS                                                                        52,426,921
LIABILITIES:

Payable for investments purchased                                 $ 75,988
Payable for shares redeemed                                         22,187
Payable for taxes withheld                                           1,583
Payable for portfolio accounting fees                                4,771
Payable for share registration costs                                 3,680
Payable for insurance premiums                                       2,050
Accrued expenses                                                     8,304
TOTAL LIABILITIES                                                                      118,563
Net Assets for 3,397,889 shares outstanding                                      $  52,308,358
NET ASSETS CONSIST OF:
Paid in capital                                                                  $  40,043,714
Net unrealized appreciation of investments and translation
of assets and liabilities in foreign currency                                       10,870,609
Accumulated net realized gain on investments and foreign
currency transactions                                                                1,496,824
Accumulated net operating loss                                                       (102,789)
Total Net Assets                                                                 $  52,308,358
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER
SHARE:
$52,308,358 / 3,397,889 shares outstanding                                              $15.39


See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED DECEMBER 31, 1998


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $82,446)                              $   545,401
Interest                                                                              138,598
TOTAL INCOME                                                                          683,999
EXPENSES:

Investment advisory fee                                          $  474,194
Administrative personnel and services fee                           125,000
Custodian fees                                                      101,213
Transfer and dividend disbursing agent fees and expenses              5,143
Trustees' fees                                                        2,152
Auditing fees                                                        12,691
Legal fees                                                            2,809
Portfolio accounting fees                                            56,021
Share registration costs                                              2,162
Printing and postage                                                 28,337
Insurance premiums                                                    2,508
Miscellaneous                                                         6,544
TOTAL EXPENSES                                                      818,774
WAIVER:
Waiver of investment advisory fee                                  (223,688)
Net expenses                                                                          595,086
Net investment income                                                                  88,913
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments and foreign currency
transactions                                                                        1,278,750
Net change in unrealized appreciation of investments and
translation of assets and liabilities in foreign currency                           7,701,983
Net realized and unrealized gain on investments and foreign
currency transactions                                                               8,980,733
Change in net assets resulting from operations                                    $ 9,069,646


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets



YEAR ENDED DECEMBER 31                                              1998               1997
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                             $     88,913       $    211,702
Net realized gain (loss) on investments and foreign currency transactions ($1,540,107 and $225,019, respectively, as
computed for federal tax purposes)                                   1,278,750            (37,491)
Net change in unrealized appreciation of investments and

translation of assets and liabilities in foreign currency            7,701,983          2,044,058
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                       9,069,646          2,218,269
DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income                                     -            (25,486)
Distributions from net realized gains on investments and
foreign currency transactions                                          (52,079)                 -
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS

TO SHAREHOLDERS                                                        (52,079)           (25,486)
SHARE TRANSACTIONS:
Proceeds from sale of shares                                        12,872,900         18,823,244
Net asset value of shares issued to shareholders in payment

of distributions declared                                               52,079             25,486
Cost of shares redeemed  (6,209,145)  (2,218,272)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS               6,715,834         16,630,458
Change in net assets                                                15,733,401         18,823,241
NET ASSETS:

Beginning of period                                                 36,574,957         17,751,716
End of period                                                     $ 52,308,358       $ 36,574,957


See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a share outstanding throughout each period)



YEAR ENDED DECEMBER 31                                         1998          1997         1996          1995    1
NET ASSET VALUE, BEGINNING OF PERIOD                            $12.27        $11.16       $10.35       $10.00
INCOME FROM INVESTMENT OOPERATIONS:

Net investment income                                             0.03  2       0.07         0.11  2      0.07
Net realized and unrealized gain on investments and foreign
currency transactions                                             3.11          1.05         0.75         0.28
TOTAL FROM INVESTMENT OPERATIONS                                  3.14          1.12         0.86         0.35
LESS DISTRIBUTIONS:

Distributions from net investment income                             -         (0.01)       (0.05)           -
Distributions from net realized gain on investments and
foreign currency transactions                                    (0.02)            -            -            -
TOTAL DISTRIBUTIONS                                              (0.02)        (0.01)       (0.05)           -
NET ASSET VALUE, END OF PERIOD                                  $15.39        $12.27       $11.16       $10.35
TOTAL RETURN 3                                                   25.57%        10.08%        8.32%        3.50%
RATIOS TO AVERAGE NET ASSETS:

Expenses                                                          1.25%         1.23%        1.25%        1.22%  4
Net investment income                                             0.19%         0.76%        0.89%        1.63%  4
Expense waiver/reimbursement 5                                    0.47%         0.98%        3.05        11.42%  4
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                        $52,308       $36,575      $17,752       $4,760
Portfolio turnover                                                 247%          179%         103%          34%


1 Reflects operations for the period from May 8, 1995 (date of initial public investment) to December 31, 1995.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

DECEMBER 31, 1998

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated International Equity Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to obtain a total return on its assets.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency. The following reclassifications have been made to the financial statements.

            INCREASE/(DECREASE)

                  ACCUMULATED    UNDISTRIBUTED NET
                  NET REALIZED   INVESTMENT

PAID-IN CAPITAL   GAIN           INCOME
$(26,260)         $217,962       $(191,702)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investment in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 1998, the Fund had no outstanding foreign currency commitments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from: sales of portfolio securities; sales and maturities of short-term securities; sales of FCs; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books; and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:



YEAR ENDED DECEMBER 31                                       1998         1997
Shares sold                                                   852,526     1,577,537
Shares issued to shareholders in payment of distributions
declared                                                        3,497         2,349
Shares redeemed                                              (438,984)     (189,323)
Net change resulting from share transactions                  417,039     1,390,563


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $15,465 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended December 31, 1998, the Fund was fully amortized.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998, were as follows:

Purchases   $117,194,008
Sales       $110,375,651

RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

SUBSEQUENT EVENT

On January 7, 1999, the Adviser, Federated Global Research Corp., changed its name to Federated Global Investment Management Corp.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED INTERNATIONAL EQUITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated International Equity Fund II (the "Fund") (a portfolio of the Federated Insurance Series) as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years ended December 31, 1998 and 1997 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated International Equity Fund II as of December 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts

February 12, 1999

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

J. CHRISTOPHER DONAHUE

JAMES E. DOWD, ESQ.

LAWRENCE D. ELLIS, M.D.

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

MATTHEW S. HARDIN

Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

ANNUAL REPORT

[Graphic]

Federated International Equity Fund II
Federated Insurance Series

ANNUAL REPORT
TO SHAREHOLDERS

December 31, 1998

[Graphic]

Federated International Equity Fund II
Federated Investors Funds
5800 Corporate Drive

Pittsburgh, PA 15237-7000

1-800-341-7400

WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor
Cusip 313916603

G01077-01 (2/99)

[Graphic]
[Graphic]

ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Growth Strategies Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year period from January 1, 1998 through December 31, 1998. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and the financial statements.

Federated Growth Strategies Fund II is managed to help shareholders pursue long-term growth through a highly diversified portfolio of mid- and large-capitalization stocks selected for their strong price and earnings momentum. At the end of the reporting period, the fund's 120 stock holdings were diversified across 10 key business and industrial sectors. Many of the holdings-including Allstate, America Online, Dell Computer, Home Depot, Merck, Microsoft, Sunoco, Quaker Oats, and Yahoo-are household names.

In a positive and highly volatile year for stocks, this diversified portfolio produced a total return of 17.44%. 1 Capital appreciation accounted for 16.50% and dividend income accounted for the balance. The fund also paid dividends totaling $0.02 per share, and capital gains totaling $1.00 per share. During the reporting period, fund assets continued to increase, reaching $62.7 million on December 31, 1998.

Thank you for choosing Federated Growth Strategies Fund II as a diversified, professionally managed way to participate in the long-term growth potential of American companies. We hope you were pleased with the positive performance of your investment. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue
President
February 15, 1999

1 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

Investment Review

The fourth quarter of 1998 started out with an accelerated continuation of the poor performance of the third quarter. As a credit crisis loomed- sparked by the troubles of the third quarter and the collapse of Long Term Capital Management-the first six trading days saw the S&P 500 Index 1 go down almost 6% and the S&P 600 Small Cap Index1 trade off nearly 15%. Then, the Federal Reserve Board (the "Fed") lowered rates for the second time in a month. This proved to be a pivot point as the market took the lower rates, added liquidity and rallied hard into the end of the fourth quarter.

THE TALE OF THE TAPE FOR THE QUARTER WAS:

* the S&P 500 Index gained 21.3%, the S&P 400 MidCap Index 1 returned 28.2% (driven by a 178% gain by AOL, its largest component), and the S&P 600 Small Cap Index picked up 17.6%;

* the NASDAQ Composite (an index of stocks traded over-the-counter and dominated by large cap technology stocks) gained 29.8%; 2

* the S&P Barra Growth Index (a composite of large cap growth stocks, with more health care and consumer non-durables and less tech than the NASDAQ) was up 24.5%, while the S&P Barra MidCap Growth Index picked up 42% (again, aided by AOL, which was more than 13% of that index at quarter end); 3 and

* 30-year Treasury bonds traded off slightly, bumping the yield up from 4.98% to 5.10%.

The Federated Growth Strategies Fund II participated in the rally, ending the fourth quarter up 27.8% and up 53% from the nadir of October 8, 1998. For the fiscal year ended December 31, 1998, the fund returned 17.44%. The average fund within the Morningstar 5 Mid-Cap Growth category was up 25.1% in the quarter and up 17.1% for 1998. The Federated Growth Strategies Fund II beat the average Lipper6 growth fund (up 22.6%) for the quarter but trailed the average fund (up 22.9%) for the year as that universe of funds has a heavy weighting of funds with larger market capitalizations, which benefited from the huge large cap outperformance of the first three quarters.

1 S&P 500 Index, S&P 600 Small Cap Index, and S&P 400 MidCap Index are composite indices of common stock in industry, transportation, and financial and public utility companies. These indices are unmanaged, and investments cannot be made in an index.

2 NASDAQ Composite Index measures all NASDAQ domestic and non-U.S.-based common stock listed on the NASDAQ Stock Market.

3 S&P Barra Growth Index is a capitalization-weighted index of all the stocks in the S&P 500 that have price-to-book ratios. S&P Barra MidCap Growth Index is a market capitalization-weighted index of the stocks in the S&P MidCap 400 Index having the highest book-to-price ratios. These indices are unmanaged, and investments cannot be made in an index.

4 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

5 Morningstar is a privately owned company that tracks the performance statistics of more than 8,000 U.S. registered mutual funds.

6 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper returns do not take sales charges into account.

CURRENT STRATEGY:

The Federated Growth Strategies Fund II uses as its investable universe mid to large cap stocks. The fund has had, however, a mid cap bias for most of the last three years. That is because our disciplines tell us that the mid cap area is where we can find much faster growing companies at better prices. From the fourth quarter of 1997 through the beginning of the fourth quarter of 1998, thanks to economic and market shocks, the equity market placed a much higher value on consistency of earnings and the trading liquidity of the stocks. Both of those attributes are more readily found in larger capitalized stocks. Beginning with the second recent Fed ease in October 1998, the market has shifted to where it has become less concerned with liquidity and more with growth. If the Fed maintains an easing bias and the world economies and markets can continue to stabilize, relative performance should stay strong for mid cap growth stocks.

COMMENTS regarding selected holdings or purchases:

E*TRADE: EGRP is one of the most successful providers of online investing services. It is a pure play in the rapid growth of financial commerce over the web.

BROADCOM: BRCM develops integrated silicon solutions (chips) that enable broadband digital data transmission to the home and within the business enterprise. The chips go into devices such as cable set-top boxes, cable modems, and high-speed networking components.

SEPRACOR: SEPR develops and commercializes improved versions of widely prescribed drugs. The company uses medicinal and chiral chemistry to minimize adverse reactions and improve positive ones.

VISX: VISX develops proprietary technologies and systems for laser vision correction. The company's Excimer Laser System removes submicron layers of tissues from the surface of the cornea to reshape the eye and improve vision.

GROWTH OF $10,000 INVESTED IN FEDERATED GROWTH STRATEGIES FUND II

"Graphic representation "F" omitted.  See Appendix."

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED

DECEMBER 31, 1998

1 Year                           17.44%
Start of Performance (11/9/95)   22.85%

The graph above illustrates the hypothetical investment of $10,000 1 in the Federated Growth Strategies Fund II (the "Fund") from November 9, 1995 (start of performance) to December 31, 1998, compared to the Standard and Poor's 500 Index (S&P 500),2 and the Lipper Growth Fund Index (LGFI).3

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGFI represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments
December 31, 1998


SHARES                                                                  VALUE

              COMMON STOCKS-97.6%
              BASIC MATERIALS-2.3%

     13,100   Monsanto Co.                                                    $    622,250
      5,100   Southdown, Inc.                                                      301,856
     20,400 1 United Stationers, Inc.                                              530,400
              Total                                                              1,454,506
              CAPITAL GOODS-6.9%

     26,700 1 Allied Waste Industries, Inc.                                        630,787
     24,700 1 BE Aerospace, Inc.                                                   518,700
     11,400 1 Gulfstream Aerospace Corp.                                           607,050
      6,500   Pitney Bowes, Inc.                                                   429,406
      7,700   Premark International, Inc.                                          266,613
     21,200   Reynolds & Reynolds Co., Class A                                     486,275
      8,900 1 SLI, Inc.                                                            246,975
      9,700   Symbol Technologies, Inc.                                            620,194
      6,700   Tyco International Ltd.                                              505,431
              Total                                                              4,311,431
              COMMUNICATION SERVICES-6.2%

      5,700   Century Telephone Enterprises, Inc.                                  384,750
     16,200 1 IXC Communications, Inc.                                             544,725
     14,802 1 MCI Worldcom, Inc.                                                 1,062,043
     11,900 1 MetroNet Communications Corp., Class B                               398,650
      9,700 1 Pacific Gateway Exchange, Inc.                                       466,206
      8,200 1 Qwest Communications International, Inc.                             410,000
     15,700 1 WinStar Communications, Inc.                                         612,300
              Total                                                              3,878,674
              CONSUMER CYCLICALS-14.5%

     11,100 1 ACNielsen Corp.                                                      313,575
     13,800 1 Abercrombie & Fitch Co., Class A                                     976,350
     11,900   Centex Corp.                                                         536,244
     13,800 1 Century Business Services, Inc.                                      198,375
     11,000 1 Champion Enterprises, Inc.                                           301,125
      9,300 1 DoubleClick, Inc.                                                    423,731
     12,600 1 Furniture Brands International, Inc.                                 343,350

SHARES                                                                  VALUE

              COMMON STOCKS-continued

              CONSUMER CYCLICALS-CONTINUED

      8,500 1 Gemstar International Group Ltd.                               $     486,625
     28,000 1 Gentex Corp.                                                         560,000
     12,500   Home Depot, Inc.  764,844

     14,250 1 Liberty Media Group, Class A, Series A (LBTYA)                       656,391
      5,100 1 Rambus, Inc.                                                         490,875
     11,000 1 Restoration Hardware, Inc.                                           295,625
     21,800   Shaw Industries, Inc.                                                528,650
     12,200 1 Snyder Communications, Inc.                                          411,750
     12,000 1 Staples, Inc.                                                        524,250
     27,000   TJX Cos., Inc.                                                       783,000
      8,300 1 Tommy Hilfiger Corp.                                                 498,000
              Total                                                              9,092,760
              CONSUMER STAPLES-8.0%

     12,800 1 Brinker International, Inc.                                          369,600
     16,700 1 Capstar Broadcasting Corp., Class A                                  382,013
      7,000 1 Chancellor Media Corp., Class A                                      335,125
      5,900   Clorox Co.                                                           689,194
     10,400 1 Computer Horizons Corp.                                              276,900
     15,300   Earthgrains Co.                                                      473,344
      9,000 1 Keebler Foods Co.                                                    338,625
     20,500 1 PSS World Medical, Inc.                                              471,500
      6,500   Quaker Oats Co.                                                      386,750
      7,100 1 Robert Half International, Inc.                                      317,281
     16,400 1 Safeway, Inc.                                                        999,375
              Total                                                              5,039,707
              ENERGY MINERALS-3.0%

     11,700   Diamond Offshore Drilling, Inc.                                      277,144
      6,700   Elf Aquitaine SA, ADR                                                379,388
     18,300 1 Friede Goldman International, Inc.                                   208,163
     11,200   Halliburton Co.                                                      331,800
     10,400   Sunoco, Inc.                                                         375,050
     11,500   Transocean Offshore, Inc.                                            308,344
              Total                                                              1,879,889
SHARES                                                                  VALUE
              COMMON STOCKS-continued

              FINANCE-10.9%

     10,800   Allstate Corp.                                                 $     417,150
     13,000   Conseco, Inc.                                                        397,312
     10,000   Dime Bancorp, Inc.                                                   264,375
     20,800 1 E*Trade Group, Inc.                                                  973,050
      8,300   Federal Home Loan Mortgage Corp.                                     534,831
      9,200   Fremont General Corp.                                                227,700
     11,200 1 Golden State Bancorp, Inc.                                           186,200
     13,200 1 Knight/Trimark Group, Inc.                                           315,975
     38,530   MBNA Corp.                                                           960,842
     24,800   North Fork Bancorp, Inc.                                             593,650
     11,500   Old Kent Financial Corp.                                             534,750
     14,750   Old Republic International Corp.                                     331,875
     11,850   Providian Financial Corp.                                            888,750
     10,050   Raymond James Financial, Inc.                                        212,306
              Total                                                              6,838,766
              HEALTH CARE-13.3%

      9,600 1 Agouron Pharmaceuticals, Inc.                                        564,000
      5,100 1 Biogen, Inc.                                                         423,300
     14,000 1 Centocor, Inc.                                                       631,750
      3,800   Guidant Corp.                                                        418,950
      7,400   Lilly (Eli) & Co.                                                    657,675
      4,900 1 Medicis Pharmaceutical Corp., Class A                                292,163
      4,700   Merck & Co., Inc.                                                    694,131
      9,600   Mylan Laboratories, Inc.                                             302,400
      5,300   Pfizer, Inc.                                                         664,819
     11,700 1 Quintiles Transnational Corp.                                        624,487
     10,300 1 Safeskin Corp.                                                       248,488
     10,700   Schering Plough Corp.                                                591,175
     11,100 1 Total Renal Care Holdings, Inc.                                      328,144
      6,900 1 VISX, Inc.                                                           603,319
      8,400   Warner-Lambert Co.                                                   631,575
     10,400 1 Watson Pharmaceuticals, Inc.                                         653,900
              Total                                                              8,330,276

SHARES                                                                  VALUE

              COMMON STOCKS-continued

              TECHNOLOGY-31.6%

      9,100 1 America Online, Inc.                                           $   1,456,000
     15,200 1 Apple Computer, Inc.                                                 622,250
      6,600 1 Ascend Communications                                                433,950
      3,800 1 At Home Corp., Class A                                               282,150
      7,900 1 BMC Software, Inc.                                                   352,044
      4,000 1 Broadcom Corp.                                                       483,000
      9,100 1 Cisco Systems, Inc.                                                  844,594
      7,200 1 Citrix Systems Inc.                                                  698,850
     10,200 1 Compuware Corp.                                                      796,875
      8,200 1 Dell Computer Corp.                                                  600,137
     13,200   ECI Telecommunications, Ltd.                                         470,250
     13,000 1 EMC Corp. Mass                                                     1,105,000
     12,600 1 Echostar Communications Corp., Class A                               609,525
      8,000 1 Etec Systems, Inc.                                                   320,000
     12,800   HBO & Co.                                                            367,200
      7,200 1 IDX Systems Corp.                                                    316,800
      3,500 1 Inktomi Corp.                                                        452,812
     10,200 1 International Network Services                                       678,300
     10,500 1 Keane, Inc.                                                          419,344
      7,400 1 Lexmark Intl. Group, Class A                                         743,700
      6,700   Lucent Technologies, Inc.                                            737,000
     23,000 1 Mastech Corp.                                                        658,375
      5,500 1 Microsoft Corp.                                                      762,781
      5,700 1 Network Associates, Inc.                                             377,625
      4,500   Nokia Oyj, Class A, ADR                                              541,969
     62,000 1 Pairgain Technologies, Inc.                                          476,625
      3,700 1 Qlogic Corp.                                                         484,237
      6,600 1 RF Micro Devices, Inc.                                               306,075
      8,500 1 Semtech Corp.                                                        304,938
      3,400 1 Sepracor, Inc.                                                       299,625
      7,700 1 Sun Microsystems, Inc.                                               659,312
      9,000 1 Tellabs, Inc.                                                        617,062
     17,200 1 Unisys Corp.                                                         592,325
      8,500 1 Vitesse Semiconductor Corp.                                          387,812
      2,500 1 Yahoo, Inc.                                                          592,344
              Total                                                             19,850,886

SHARES OR

PRINCIPAL

AMOUNT                                                                  VALUE

              COMMON STOCKS-continued

              TRANSPORTATION-0.9%

     25,800   Southwest Airlines Co.                                         $     578,887
              Total Common Stocks (identified cost $43,572,905)                 61,255,782
              U.S. TREASURY OBLIGATIONS-0.7%

  $ 400,000   United States Treasury Bond, 5.50%, 8/15/2028                        418,788
              Total U. S. Treasury Obligations (identified cost $432,063)  418,788
              Total Investments (identified cost $44,004,968)(2)  $ 61,674,570

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $44,203,746. The net unrealized appreciation of investments on a federal tax basis amounts to $17,470,824 which is comprised of $19,051,178 appreciation and $1,580,354 depreciation at December 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($62,746,677) at December 31, 1998.

The following acronyms are used throughout this portfolio:

ADR -American Depository Receipt
SA  -Support Agreement

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities
December 31, 1998


ASSETS:
Total investments in securities, at value (identified cost
$44,004,968 and tax cost $44,203,746)                                          $ 61,674,570
Income receivable                                                                    30,730
Receivable for investments sold                                                   1,884,535
Total assets                                                                     63,589,835
LIABILITIES:

Payable for investments purchased                                $ 498,410
Payable for shares redeemed                                         51,800
Payable to Bank                                                    277,640
Payable for taxes withheld                                             336
Accrued expenses                                                    14,972
Total liabilities                                                                   843,158
Net Assets for 3,503,599 shares outstanding                                    $ 62,746,677
NET ASSETS CONSIST OF:
Paid in capital                                                                $ 48,773,558
Net unrealized appreciation of investments                                       17,669,602
Accumulated net realized loss on investments  (3,696,483)
Total Net Assets                                                               $ 62,746,677
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PROCEEDS PER SHARE:
$62,746,677 / 3,503,599 shares outstanding                                           $17.91

See Notes which are an integral part of the Financial Statements

Statement of Operations
Year Ended December 31, 1998


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $1,491)                           $    232,570
Interest                                                                           101,078
Total income                                                                       333,648
EXPENSES:

Investment advisory fee                                      $  404,516
Administrative personnel and services fee                       125,000
Custodian fees                                                    4,932
Transfer and dividend disbursing agent fees and expenses         17,650
Directors'/Trustees' fees                                         1,518
Auditing fees                                                    10,102
Legal fees                                                        2,799
Portfolio accounting fees                                        43,583
Share registration costs                                          2,880
Printing and postage                                             16,898
Insurance premiums                                                2,415
Miscellaneous                                                     1,037
Total expenses                                                  633,330
WAIVER:
Waiver of investment advisory fee                              (167,071)
Net expenses                                                                       466,259
Net operating loss                                                                (132,611)
Realized and Unrealized Gain (Loss) on Investments:
NET REALIZED LOSS ON INVESTMENTS  (3,589,862)
Net change in unrealized appreciation of investments                            12,326,113
Net realized and unrealized gain on investments                                  8,736,251
Change in net assets resulting from operations                                $  8,603,640

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


YEAR ENDED DECEMBER 31                                                  1998                1997
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:

Net investment income (operating loss)                            $    (132,611)       $     47,448
Net realized gain (loss) on investments $(3,497,705) and
$2,977,511, respectively, as computed for federal tax
purposes)  (3,589,862)  2,940,396
Net change in unrealized appreciation of investments                 12,326,113           3,823,952
Change in net assets resulting from operations                        8,603,640           6,811,796
Net Equalization Credits (Debits)- - 141,139 DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income                                (47,544)            (37,404)
Distributions from net realized gains                                (3,039,172)           (109,551)
Change in net assets resulting from distributions

to shareholders                                                      (3,086,716)           (146,955)
SHARE TRANSACTIONS (EXCLUSIVE OF AMOUNTS ALLOCATED TO NET
INVESTMENT INCOME):

Proceeds from sale of shares                                         11,516,169          24,630,467
Net asset value of shares issued to shareholders in payment
of distributions declared                                             3,086,711             146,049
Cost of shares redeemed                                              (4,653,483)         (1,286,989)
Change in net assets resulting from share transactions                9,949,397          23,489,527
Change in net assets                                                 15,466,321          30,295,507
NET ASSETS:

Beginning of period                                                  47,280,356          16,984,849
End of period (including undistributed net investment income
of $47,398, for the period ended December 31, 1997)               $  62,746,677        $ 47,280,356


See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a share outstanding throughout each period)


YEAR ENDED DECEMBER 31                                   1998          1997         1996         1995 1
NET ASSET VALUE, BEGINNING OF PERIOD                    $16.14        $12.80       $10.30        $10.00
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                             (0.04)2        0.02 2       0.05          0.03
Net realized and unrealized gain on investments           2.83          3.41         2.45          0.27
Total from investment operations                          2.79          3.43         2.50          0.30
LESS DISTRIBUTIONS:

Distributions from net investment income                 (0.02)        (0.02)      (0.004)            -
Distributions from net realized gain on investments      (1.00)        (0.07)          -              -
Total distributions                                      (1.02)        (0.09)      (0.004)            -
NET ASSET VALUE, END OF PERIOD                          $17.91        $16.14       $12.80        $10.30
TOTAL RETURN 3                                           17.44%        27.03%       24.32%         3.00%

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                  0.86%         0.85%        0.85%         0.85% 4
Net investment income                                    (0.25% )       0.14%        0.55%         1.91% 4
Expense waiver/reimbursement 5                            0.31%         0.67%        3.87%        76.95% 4
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                $62,747       $47,280       $16,985         $368
Portfolio turnover                                         104%          148%          96%            4%


1 Reflects operations for the period from November 9, 1995 (date of initial public investment) to December 31, 1995.

2 Per share information presented is based upon the monthly average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 1998

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for net operating losses. The following reclassifications have been made to the financial statements.

                  INCREASE (DECREASE)
                 ACCUMULATED       UNDISTRIBUTED
                 NET REALIZED      NET INVESTMENT

PAID-IN CAPITAL   GAIN/LOSS        INCOME
$(133,045)           $288                $132,757

Net investment income, net realized gains/losses and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly,

no provisions for federal tax are necessary.

At December 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $3,497,705, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION AMOUNT
2006                     $3,497,705

EQUALIZATION

Effective January 1, 1999, the Fund discontinued its use of equalization. Equalization is an accounting practice whereby a portion of the proceeds of sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of transactions) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:


YEAR ENDED DECEMBER 31                                1998            1997
Shares sold                                           697,066       1,679,568
Shares issued to shareholders in payment
of distributions declared                             178,629          11,313
Shares redeemed                                      (300,599)        (89,183)
Net change resulting from share transactions          575,096       1,601,698

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended December 31, 1998, the Fund shares did not incur a shareholder services fee. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 1998, were as follows:

Purchases   $61,211,236
Sales       $54,471,677

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES of the Federated Insurance Series and Shareholders of FEDERATED GROWTH STRATEGIES FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Growth Strategies Fund II (the "Fund") (a portfolio of the Federated Insurance Series) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years ended December 31, 1998 and 1997, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1998, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Growth Strategies Fund II as of December 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
February 12, 1999

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

J. CHRISTOPHER DONAHUE

JAMES E. DOWD, ESQ.

LAWRENCE D. ELLIS, M.D.

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

MATTHEW S. HARDIN

Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

ANNUAL REPORT

[GRAPHIC]

Federated Growth Strategies Fund II

Federated Insurance Series

ANNUAL REPORT
TO SHAREHOLDERS

December 31, 1998

 [Graphic]

 Federated Growth Strategies Fund II

 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 313916702
G00433-07 (2/99)

[Graphic]

ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Equity Income Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year period from January 1, 1998 through December 31, 1998. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and the financial statements.

Federated Equity Income Fund II is managed to help your money earn income and grow in value by investing primarily in a diversified portfolio of dividend-paying stocks. At the end of the reporting period, the fund's 91 common and convertible preferred stock holdings were diversified across 12 key business and industrial sectors. Many of the holdings-including BankAmerica, Bristol-Myers Squibb, DuPont, Exxon, Ford, General Electric, Intel, J.C. Penney, PepsiCo, Sprint, and Xerox-are household names.

Over the 12-month reporting period, the fund produced a total return of 15.57% 1 primarily through a 15% increase in net asset value. The fund paid a total of $0.07 per share in distributions to shareholders. By the end of the reporting period, fund assets reached $57.5 million.

Thank you for choosing Federated Equity Income Fund II as a diversified, professionally managed way to participate in the income and growth potential of American companies. We hope you were pleased with the positive performance of your investment. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue

President

February 15, 1999

1 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

INVESTMENT REVIEW

CURRENT STRATEGY

MARKET OBSERVATIONS:

The S&P 500 Index ("S&P 500") 1 has just completed its fourth consecutive year of 20%+ gains. After falling nearly 20% from its July 17, 1998 market peak, the S&P 500 began a dramatic recovery in early October 1998, to finish the year with a total return of 28.15%. While this is an extremely impressive showing, it was accompanied by volatility which had been absent for a number of years. Additionally, the advance was concentrated in a handful of companies. Specifically, 20 stocks accounted for 59% of the market's rise, while 100 stocks accounted for 85% of its gain. Unfortunately, the median gain for a stock in the S&P 500 was only 2% with over 70% of the stocks lagging the index return. On an equal weighted basis, the S&P 500 returned 12.93%. Federated Equity Income Fund II had a good year, returning 15.57%2 compared to the 11.20% return of the average equity income fund, as reported by Lipper Analytical Services, Inc.3

The economic outlook for 1999 appears weak, particularly on a global basis. Only limited signs point to a bottoming of Asian economies, while Latin American economies continue to decelerate. The U.S. economic picture is mixed. Industrial production is weakening even as consumer spending and confidence remains strong, aided by declines in energy prices and interest rates. In fact, inflation is close to zero and deflation has become a real fear. Hardly an industry has had any pricing power in this environment. The U.S. Federal Reserve along with central banks around the world have attempted to prevent recessions by reducing interest rates numerous times since the beginning of October 1998. These efforts have served to increase liquidity and have fueled the dramatic recovery in the stock markets including our own. However, as we progress through 1999, the earnings growth of both U.S. and foreign companies will likely continue to decelerate. Additionally, investors will become increasingly aware of potential problems relating to Y2K compliance. This promises to bring more volatility to the market.

In the current environment, we believe companies will be challenged to provide consistent earnings and revenue growth. Companies successful in this regard should see their stock prices rewarded. The fund's focus on identifying high-quality, market-leading companies with such attributes has been a core strategy and has helped the fund's performance. Furthermore, the fund holds higher-yielding convertible securities and common stocks which have exhibited defensive qualities in market downturns. Currently, 30% of the fund's holdings are in common stocks which have raised their dividend in each of the last 10 years. As always, we thank you for your continued support.

1 Standard & Poor's 500 Index is a composite index of common stocks in industrial, transportation, and financial and public utility companies, and can be used to compare the total returns of funds whose portfolios are invested primarily in common stocks. This index is unmanaged, and investments cannot be made in an index.

2 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND II

"Graphic representation "G" omitted.  See Appendix."

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1998
1 Year                          15.57%

Start of Performance (1/30/97)  18.15%

The graph above illustrates the hypothetical investment of $10,000 1 in the Federated Equity Income Fund II (the "Fund") from January 30, 1997 (start of performance) to December 31, 1998, compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Equity Income Fund Index(LEIFI)2.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performnace. The indices are unmanaged.

Portfolio of Investments

December 31, 1998


SHARES                                                                               VALUE

                COMMON STOCKS-78.3%
                BASIC MATERIALS-2.7%

       22,700   Barrick Gold Corp.                                              $    442,650
        8,200   Du Pont (E.I.) de Nemours & Co.                                      435,112
       49,800   USEC, Inc.                                                           690,975
                TOTAL                                                              1,568,737
                CAPITAL GOODS-6.5%

       15,000   Browning-Ferris Industries, Inc.                                     426,562
       27,800   Crown Cork & Seal Co., Inc.                                          856,588
        9,000   General Dynamics Corp.                                               527,625
        8,200   General Electric Co.                                                 836,913
        5,100   Lockheed Martin Corp.                                                432,225
        8,300   Textron, Inc.                                                        630,281
                TOTAL                                                              3,710,194
                COMMUNICATION SERVICES-5.3%

       11,000   Ameritech Corp.                                                      697,125
       14,900   GTE Corp.                                                            968,500
       10,946 1 MCI Worldcom, Inc.                                                   785,398
        6,100   Sprint Corp.                                                         513,162
        3,050 1 Sprint PCS Group                                                      70,531
                TOTAL                                                              3,034,716
                CONSUMER CYCLICALS-5.7%

       16,600   Block (H&R), Inc.                                                    747,000
       23,800   Cooper Tire & Rubber Co.                                             486,412
        9,300   Ford Motor Co.                                                       545,794
       39,244   Hollinger International Publishing, Inc.                             546,963
        8,000   Intimate Brands, Inc.                                                239,000
        1,500   Magna International, Inc., Class A                                    93,000
       13,200   Penney (J.C.) Co., Inc.                                              618,750
                TOTAL                                                              3,276,919
                CONSUMER STAPLES-9.3%

       41,500   Food Lion, Inc., Class A                                             440,937
       31,100   Food Lion, Inc., Class B                                             312,944

SHARES                                                                               VALUE

                COMMON STOCKS-continued

                CONSUMER STAPLES-CONTINUED

       15,100   General Mills, Inc.                                            $   1,174,025
       11,500   Heinz (H.J.) Co.                                                     651,188
       12,100   Kimberly-Clark Corp.                                                 659,450
       15,000   PepsiCo, Inc.                                                        614,063
       13,300   Philip Morris Cos., Inc.                                             711,550
       14,200   RJR Nabisco Holdings Corp.                                           421,563
        4,500   UST, Inc.                                                            156,938
       10,200   Wendy's International, Inc.                                          222,488
                TOTAL                                                              5,365,146
                ENERGY-6.2%

        6,400   British Petroleum Co. PLC, ADR                                       608,000
       13,900   Burlington Resources, Inc.                                           497,794
       10,800   Exxon Corp.                                                          789,750
       17,600   Halliburton Co.                                                      521,400
        8,900   Mobil Corp.                                                          775,412
       14,200   Ultramar Diamond Shamrock Corp.                                      344,350
                TOTAL                                                              3,536,706
                FINANCIALS-13.1%

        5,274   Associates First Capital Corp., Class A                              223,486
       18,600   Bank One Corp.                                                       949,762
       11,781   BankAmerica Corp.                                                    708,333
        9,200   Chase Manhattan Corp.                                                626,175
        5,100   Chubb Corp.                                                          330,863
       13,000   Citigroup, Inc.                                                      643,500
        6,000   Colonial Properties Trust                                            159,750
        6,600   Duke Realty Investments, Inc.                                        153,450
        6,500   Equity Residential Properties Trust                                  262,844
       14,600   First Union Corp.                                                    887,863
        5,600   Liberty Property Trust                                               137,900
        3,900   Lincoln National Corp.                                               319,069
        8,100   Marsh & McLennan Cos., Inc.                                          473,344
        9,800   Mellon Bank Corp.                                                    673,750
        8,300   Morgan Stanley, Dean Witter & Co.                                    589,300
        7,000   New Plan Excel Realty Trust                                          155,313
        6,400   Post Properties, Inc.                                                246,000
                TOTAL                                                              7,540,702
SHARES                                                                              VALUE

                COMMON STOCKS-continued
                HEALTH CARE-10.6%

       23,500   Abbott Laboratories                                             $  1,151,500
       16,800   American Home Products Corp.                                         946,050
       18,100   Baxter International, Inc.                                         1,164,056
        9,500   Bristol-Myers Squibb Co.                                           1,271,219
        7,700   Johnson & Johnson                                                    645,837
        6,300   Merck & Co., Inc.                                                    930,431
                TOTAL                                                              6,109,093
                TECHNOLOGY-12.1%

        2,800 1 Cisco Systems, Inc.                                                  259,875
       22,900   Electronic Data Systems Corp.                                      1,150,725
        8,300   Hewlett-Packard Co.                                                  566,994
        2,600   Intel Corp.                                                          308,262
        5,500   International Business Machines Corp.                              1,016,125
       10,700   Motorola, Inc.                                                       653,369
       19,700 1 Storage Technology Corp.  700,581
        6,000 1 Sun Microsystems, Inc.  513,750
        8,000 1 Tellabs, Inc.  548,500
       34,800 1 Western Digital Corp.  524,175
        6,200   Xerox Corp.  731,600
                TOTAL                                                              6,973,956
                TRANSPORTATION-1.2%

       18,000   CNF Transportation, Inc.                                             676,125
                UTILITIES-5.6%

       11,900   CMS Energy Corp.                                                     576,406
        6,400   El Paso Energy Corp.                                                 222,800
       15,363   Enron Corp.                                                          876,651
       22,600   Pacificorp                                                           476,012
       16,300   Sonat, Inc.                                                          441,119
        8,200   TECO Energy, Inc.                                                    231,138
       13,000   Williams Cos., Inc. (The)                                            405,438
                TOTAL                                                              3,229,564
                TOTAL COMMON STOCKS (identified cost $39,566,660)                 45,021,858

SHARES OR

PRINCIPAL

AMOUNT                                                                                VALUE

                CONVERTIBLE PREFERRED STOCKS-12.1%
                BASIC MATERIALS-0.4%

        9,500   Merrill Lynch & Co., Inc., STRYPES, Series IML                  $    225,625
                CAPITAL GOODS-1.3%
       30,300   Ingersoll-Rand Co., DECS, Series 6.75%                               719,625
                CONSUMER STAPLES-3.5%
        5,700   McKesson Corp., Conv. Pfd., $2.50                                    620,764
       11,800   Ralston Purina Co., SAILS, $1.08                                     616,550
       10,300 2 Suiza Foods Corp., Conv. Pfd., $2.75                                 449,543
        6,300   Wendy's International, Inc., Cumulative Conv. Pfd., Series
                A, $2.50                                                             327,600
                TOTAL                                                              2,014,457
                FINANCIALS-2.5%
       25,300   Conseco, Inc., Cumulative PRIDES, Series F, $3.50                    975,631
          800   Jefferson-Pilot Corp., Conv. Pfd., $5.26                              83,600
       17,100   Lincoln National Corp., Cumulative PRIDES, $1.94                     402,919
                TOTAL                                                              1,462,150
                TECHNOLOGY-1.9%

       11,400   Microsoft Corp., Cumulative Conv. Pfd., Series A, $2.20            1,114,350
                UTILITIES-2.5%

       17,150   Texas Utilities Co., Cumulative PRIDES, $4.63                        966,831
        3,300   Williams Cos., Inc. (The), Conv. Pfd., $3.50                         482,483
                TOTAL                                                              1,449,314
                TOTAL CONVERTIBLE PREFERRED STOCKS (identified cost $7,054,167)    6,985,521

                CONVERTIBLE CORPORATE BONDS-6.8%
                CONSUMER CYCLICALS-2.7%

     $450,000   Home Depot, Inc., Conv. Sub. Note, 3.25%, 10/1/2001                1,206,297
      283,000   Magna International, Inc., Conv. Bond, 5.00%, 10/15/2002             327,482
                TOTAL                                                              1,533,779
                TECHNOLOGY-4.1%

      100,000   America Online, Inc., Conv. Bond, 4.00%, 11/15/2002                  578,785
      550,000   Apple Computer, Inc., Conv. Bond, 6.00%, 6/1/2001                    799,133
      215,000   EMC Corp. Mass, Conv. Bond, 3.25%, 3/15/2002                         813,108
      600,000 2 Western Digital Corp., Conv. Sub. Deb., Zero Coupon,
                2/18/2018                                                            184,392
                TOTAL                                                              2,375,418
                TOTAL CONVERTIBLE CORPORATE BONDS (identified cost $2,572,219)     3,909,197

PRINCIPAL

AMOUNT                                                                               VALUE

                REPURCHASE AGREEMENT-2.7% 3

 $  1,560,000   Westdeutsche Landesbank Girozentrale, 4.90%, dated
                12/31/1998, due 1/4/1999

                (AT AMORTIZED COST)                                             $  1,560,000
                TOTAL INVESTMENTS (identified cost $50,753,046) 4               $ 57,476,576

1 Non-income producing security.

2 Denotes securities exempt from registration under the Securities Act of 1933, as amended, and may only be sold to dealers and other exempt investors. These securities have been determined to be liquid according to guidelines established by the Board of Directors.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $50,802,058. The net unrealized appreciation of investments on a federal tax basis amounts to $6,674,518 which is comprised of $8,973,849 appreciation and $2,299,331 depreciation at December 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($57,499,006) at December 31, 1998.

The following acronyms are used throughout this portfolio:

ADR     -American Depository Receipt
DECS    -Dividend Enhanced Convertible Stock
PLC     -Public Limited Company

PRIDES  -Preferred Redeemable Increased Dividend Equity Securities
SAILS   -Stock Appreciation Income Linked Security
STRYPES -Structured Yield Product Exchangeable for Stock

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 1998



ASSETS:

Total investments in securities, at value (identified cost
$50,753,046

and tax cost $50,802,058)                                                       $ 57,476,576
Income receivable                                                                    110,067
Receivable for investments sold                                                      197,412
Total assets                                                                      57,784,055
LIABILITIES:

Payable for investments purchased                                 $ 173,648
Payable for shares redeemed                                          84,728
Payable to Bank                                                       1,167
Payable for taxes withheld                                              769
Accrued expenses                                                     24,737
Total liabilities                                                                    285,049
Net Assets for 4,063,243 shares outstanding                                     $ 57,499,006
NET ASSETS CONSIST OF:
Paid in capital                                                                 $ 49,125,711
Net unrealized appreciation of investments                                         6,723,534
Accumulated net realized gain on investments                                         710,974
Undistributed net investment income                                                  938,787
Total Net Assets                                                                $ 57,499,006
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
$57,499,006 / 4,063,243 shares outstanding                                            $14.15

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 1998


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $1,929)                                     $ 1,169,170
Interest                                                                                    196,538
Total income                                                                              1,365,708
EXPENSES:

Investment advisory fee                                                $  344,437
Administrative personnel and services fee                                 125,000
Custodian fees                                                              6,832
Transfer and dividend disbursing agent fees and expenses                   23,281
Directors'/Trustees' fees                                                   2,151
Auditing fees                                                              10,344
Legal fees                                                                  3,360
Portfolio accounting fees                                                  46,937
Share registration costs                                                    6,422
Printing and postage                                                       43,985
Insurance premiums                                                          2,345
Miscellaneous                                                               7,164
Total expenses                                                            622,258
WAIVER:
Waiver of investment advisory fee                                        (195,710)
Net expenses                                                                                426,548
Net investment income                                                                       939,160
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                                            785,704
Net change in unrealized appreciation of investments                                      5,149,795
Net realized and unrealized gain on investments                                           5,935,499
Change in net assets resulting from operations                                          $ 6,874,659

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


                                                                    YEAR ENDED       PERIOD ENDED
                                                                    DECEMBER 31,      DECEMBER 31,

                                                                        1998              1997 *
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:

Net investment income                                             $    939,160       $    310,425
Net realized gain (loss) on investments and foreign currency transactions ($759,986 and $9,604, respectively, as computed
for federal tax purposes)                                              785,704            (65,125)
Net change in unrealized appreciation                                5,149,795          1,573,739
Change in net assets resulting from operations                       6,874,659          1,819,039
DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income                              (211,620)           (99,217)
Distributions from net realized gains                                   (9,563)                 -
Change in net assets resulting from distributions

to shareholders                                                       (221,183)           (99,217)
SHARE TRANSACTIONS:
Proceeds from sale of shares                                        21,185,637         32,443,264
Net asset value of shares issued to shareholders in payment

of

distributions declared                                                 221,183             94,855
Cost of shares redeemed  (3,436,527)  (1,382,704)
Change in net assets resulting from share transactions              17,970,293         31,155,415
Change in net assets                                                24,623,769         32,875,237
NET ASSETS:

Beginning of period                                                 32,875,237                  -
End of period (including undistributed net investment income
of $938,787 and $211,208, respectively)                           $ 57,499,006       $ 32,875,237

* For the period from January 30, 1997 (date of initial public investment) to December 31, 1997.

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a share outstanding throughout each period)

                                                     YEAR ENDED       PERIOD ENDED
                                                     DECEMBER 31,      DECEMBER 31,

                                                         1998             1997 1
NET ASSET VALUE, BEGINNING OF PERIOD                    $12.31           $10.47
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                     0.22             0.23
Net realized and unrealized gain on investments           1.69             1.76
Total from investment operations                          1.91             1.99
LESS DISTRIBUTIONS:

Distributions from net investment income                 (0.07)           (0.15)
NET ASSET VALUE, END OF PERIOD:                         $14.15           $12.31
TOTAL RETURN 2                                           15.57%           19.19%

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                  0.93%            0.85%  3
Net investment income                                     2.04%            2.41%  3
Expense waiver/reimbursement 4                            0.43%            1.44%  3
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                $57,499          $32,875
Portfolio turnover                                          59%              68%

1 Reflects operations for the period from January 30, 1997 (date of initial public investment) to December 31, 1997.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements
December 31, 1998

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Equity Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund's investment objective is to provide above average income and capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:


                                                           YEAR ENDED         PERIOD ENDED
                                                           DECEMBER 31,        DECEMBER 31,

                                                               1998              1997 *
Shares sold                                                  1,639,612        2,789,634

Shares issued to shareholders in payment of distributions

declared                                                        16,731            8,213
Shares redeemed                                               (264,192)        (126,755)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS                 1,392,151        2,671,092

* For the period from January 30, 1997 (date of initial public investment) to December 31, 1997.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b- 1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund shares, annually, to compensate FSC. For the period ended December 31, 1998, the Fund did not incur a distribution services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 1998, were as follows:

Purchases     $ 44,367,839
Sales         $ 25,535,077

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED EQUITY INCOME FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Equity Income Fund II (the "Fund") (a portfolio of the Federated Insurance Series) as of December 31, 1998, the related statement of operations for the year then ended and statement of changes in net assets for the year ended December 31, 1998 and the period from January 30, 1997 through December 31, 1997, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Equity Income Fund II as of December 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
February 12, 1999

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

J. CHRISTOPHER DONAHUE

JAMES E. DOWD, ESQ.

LAWRENCE D. ELLIS, M.D.

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

MATTHEW S. HARDIN

Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

ANNUAL REPORT

[Graphic]

Federated Equity Income Fund II

Federated Insurance Series

ANNUAL REPORT TO SHAREHOLDERS

December 31, 1998

[Graphic]

Federated Equity Income Fund II

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

1-800-341-7400

WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor

Cusip 313916801

G00433-09 (2/99)

[Graphic]

A. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. Federated American Leaders Fund II (the "Fund") is represented by a solid line. The Standard & Poor's 500 Index ("S&P 500") is represented by a dotted line, and the Lipper Growth and Income Funds Average ("LGIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the S&P 500 and the LGIFA. The "x" axis reflects computation periods from 2/10/94 to 12/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, as compared to the S&P 500 and the LGIFA. The ending values were $25,127, $29,154, and $19,637, respectively.

B. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. Federated Utility Fund II (the "Fund") is represented by a solid line. The Standard & Poor's 500 Index ("S&P 500") is represented by a dotted line, the Standard & Poor's Utility Index ("SPUX") is represented by a broken line, and the Standard & Poor's Communication Services Index is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the S&P 500, SPUX and SPCSX. The "x" axis reflects computation periods from 2/10/94 to 12/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, as compared to the S&P 500, the SPUX, and the SPCSX. The ending values were $19,320, $29,154, $19,949 and $27,726, respectively.

C. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Federated Fund for U.S. Government Securities II is represented by a solid line. The Lehman Brothers 5 Year Treasury Bellwether Index is represented by a dotted line, the Lipper U.S. Mortgage Funds Average is represented by a broken line, and the Lehman Brothers Government/Mortgage-Backed Index is represented by a broken dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Federated Fund for U.S. Government Securities II and the Lehman Brothers 5 Year Treasury Bellwether Index, the Lipper U.S. Mortgage Funds Average, and the Lehman Brothers Government/Mortgage-Backed Index. The "x" axis reflects computation periods from March 28, 1994 (start of performance) to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in Federated Fund for U.S. Government Securities II, as compared to the Lehman Brothers 5 year Treasury Bellwether Index, the Lipper U.S. Mortgage Funds Average, and the Lehman Brothers Government/Mortgage-Backed Index; the ending values were $13,596; $14,036; $13,714; and $14,542, respectively.

D. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Federated High Income Bond Fund II is represented by a solid line. The Lehman Brothers Single B Rated Index is represented by a dotted line and the Lipper High Current Yield Fund Average is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Federated High Income Bond Fund II and the Lehman Brothers Single B Rated Index and the Lipper High Current Yield Fund Average. The "x" axis reflects computation periods from March 1, 1994 (start of performance) to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in Federated High Income Bond Fund II, as compared to the Lehman Brothers Single B Rated Index and the Lipper High Current Yield Fund Average; the ending values were $15,506; $14,835; and $14,036, respectively.

E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. Federated International Equity Fund II (the "Fund") is represented by a solid line. The Morgan Stanley Capital International Europe Australia Far-East Index ("EAFE") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the EAFE. The "x" axis reflects computation periods from 5/8/95 to 12/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, as compared to the EAFE. The ending values were $15,497 and $13,628, respectively.

F. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Federated Growth Strategies Fund II is represented by a solid line. The Standard & Poor's 500 Index is represented by a dotted line and the Lipper Growth Fund Index is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Federated Growth Strategies Fund II and the Standard & Poor's 500 Index and the Lipper Growth Fund Index. The "x" axis reflects computation periods from November 9, 1995 (start of performance) to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in Federated Growth Strategies Fund II, as compared to the Standard & Poor's 500 Index and the Lipper Growth Fund Index; the ending values were $19,103; $22,028; and $19,462, respectively.

G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Federated Equity Income Fund II is represented by a solid line. The Standard & Poor's 500 Index is represented by a dotted line and the Lipper Equity Income Fund Index is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Federated Equity Income Fund II and the Standard & Poor's 500 Index and the Lipper Equity Income Fund Index. The "x" axis reflects computation periods from January 30, 1997 (start of performance) to December 31, 1998. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in Federated Equity Income Fund II, as compared to the Standard & Poor's 500 Index and the Lipper Equity Income Fund Index; the ending values were $13,775; $16,184; and $14,214, respectively.